UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
Filed by the Registrant  ☒
Filed by a Party other than the Registrant  ☐
Check the appropriate box:
☐
Preliminary Proxy Statement

☐
Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒
Definitive Proxy Statement

☐
Definitive Additional Materials

☐
Soliciting Material Pursuant to §240.14a-12

Cowen Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
☒
No fee required.

☐
Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

☐
Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS AND PROXY STATEMENT

May 27, 2022
Dear Fellow Stockholder:
You are cordially invited to attend the 2022 Annual Meeting of Stockholders of Cowen Inc. to be held on June 23, 2022, at 10:00 a.m. Eastern Daylight Time. The Annual Meeting will be conducted online only, via live webcast.
The information regarding matters to be voted upon at the Annual Meeting is set out in the attached Notice of Annual Meeting of Stockholders and Proxy Statement.
It is important that your shares be represented at the Annual Meeting, regardless of the number of shares you hold or whether you plan to attend the virtual meeting. I urge you to read the accompanying proxy statement and vote your shares as soon as possible. The proxy card contains instructions on how to cast your vote.
2021 In Review
2021 was a stellar year for Cowen, with record revenues approaching $2 billion and our highest ever after-tax income. We generated 35% return on average common equity and grew Cowen’s book value to a record $36.57 per share by year-end. We returned a record $171 million in capital to shareholders through stock repurchases and buybacks and produced total annual shareholder return in 2021 of 41%. Long-term shareholders have also been rewarded for placing their trust in Cowen: Annualized three-year return through the end of 2021 was more than 40%, while annualized 5-year total shareholder return was nearly 20%.
Achieving record results for two consecutive years demonstrates not only the durability of our business but also our ability to capture opportunities and deliver for clients. Looking ahead, we will continue to leverage the strengths of our long-term client relationships, the strategic investments we have made, and our proven ability to adapt to market conditions as they evolve. As 2022 has unfolded, we have entered a more uncertain geopolitical and macroeconomic environment than we’ve seen in the last few years, and a challenging period for global equity markets. And Cowen is well prepared. Our firm has thoughtfully and intentionally transformed itself to perform throughout market cycles. We firmly believe the breadth of our businesses and the growth potential of the focused opportunities we are targeting position us well for the foreseeable future.

Now, as we look forward to the balance of 2022, we are committed to living our core values of Vision, Empathy, Sustainability and Tenacious Teamwork, which have served us well over the past several years as we strive to help our clients reach their goals.
As always, a big part of everything we do is made possible by our shareholders. We value your trust and confidence in us as we strive to deploy your capital intelligently, in all market conditions.
Thank you for your support.
Sincerely, JEFFREY M. SOLOMON Chair and Chief Executive Officer
OUR CORE VALUES

2021 PERFORMANCE HIGHLIGHTS
The Cowen team delivered record financial results for a second consecutive year in 2021. This performance is a testament to the sustainability of Cowen’s business and our ability to capture opportunities and deliver for clients. As 2022 unfolds, we will continue to leverage the strengths of our long-term client relationships and the strategic investments we have made as we adapt to evolving market conditions.

$1.9 BILLION

+21% VS. 2020
RECORD ECONOMIC INCOME REVENUE

$326 M

RECORD AFTER-TAX
ECONOMIC OPERATING INCOME

$36.57

+13% VS. DEC. 31, 2020
RECORD BOOK VALUE PER SHARE

Cash
Dividends
$11 M
Shares
Repurchased
$160 M

$171 M

RECORD CAPITAL RETURNED
TO SHAREHOLDERS

35%

RETURN ON
AVERAGE COMMON EQUITY

41%

TOTAL
SHAREHOLDER RETURN

41%

ANNUALIZED
3-YEAR RETURN

19%

ANNUALIZED
5-YEAR RETURN

NOTICE OF 2022 ANNUAL MEETING OF STOCKHOLDERS
Our Board of Directors has determined that the 2022 Annual Meeting will be held in a virtual meeting format only, via the Internet, with no physical in-person meeting. If you plan to participate in the 2022 Annual Meeting, please see “Questions and Answers About the Annual Meeting and Voting” in the attached proxy statement.
PURPOSE
•
To elect nine members to the Board of Directors of Cowen Inc., each for a one-year term.

•
To conduct an advisory vote to approve the compensation of the named executive officers disclosed in the attached proxy statement (“say-on-pay” vote).

•
To ratify the appointment of KPMG LLP as the independent registered public accounting firm for Cowen Inc. for the fiscal year ending December 31, 2022.

•
To approve an increase in the shares available for issuance under the 2020 Equity Incentive Plan.

•
To approve a charter amendment to permit requests for Special Meetings of Stockholders by holders of 25% of our issued and outstanding capital stock entitled to vote on the matters to be presented.

•
To consider one stockholder proposal, if properly presented at the meeting (the “Stockholder Proposal”).

•
To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

DATE	Thursday, June 23, 2022
TIME	10:00 AM ET
ACCESS
Our 2022 Annual Meeting of Stockholders can be accessed virtually at meetnow.global/M6QDYU7.
RECORD DATE	May 16, 2022
You are eligible to vote if you were a stockholder of record on this date.
INSPECTION OF LIST OF STOCKHOLDERS OF RECORD
A list of the stockholders of record as of May 16, 2022 will be available via a secure link that will be provided during the 2022 Annual Meeting. The link will provide a protected PDF version of the list of stockholders of record as of May 16, 2022.

By Order of the Board of Directors
OWEN S. LITTMAN
Secretary
May 27, 2022

Important Notice Regarding the Availability of Proxy Materials for the 2022 Annual Meeting of Stockholders to Be Held on June 23, 2022. The Proxy Statement and Annual Report to stockholders are also available at www.cowen.com/annualreports.html

YOUR VOTE IS IMPORTANT!
Whether or not you plan to attend the meeting, please submit your proxy card or voting instructions promptly so that we can be assured of having a quorum present at the meeting and so that your shares may be voted in accordance with your wishes. Most stockholders have a choice of voting over the Internet, by telephone or by using a traditional proxy card. Please refer to the attached proxy materials or the information forwarded by your bank, broker or other holder of record to see which voting methods are available to you.

i

Page
Pay Ratio	51
Security Ownership	52
Certain Relationships and Related Transactions	53
Transactions in which Related Persons have a Material Interest	54
Review and Approval of Transactions with Related Persons	54
AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	55
Audit Committee Report	55
Audit Committee of the Board of Directors of Cowen Inc.	56
Independent Registered Public Accounting Firm Fees and Other Matters	56
Auditor Services Pre-Approval Policy	56
PROPOSAL 3 – RATIFICATION OF THE SELECTION OF OUR INDEPENDENT PUBLIC ACCOUNTANT	58
PROPOSAL 4 – APPROVAL OF AN INCREASE IN THE SHARES AVAILABLE FOR ISSUANCE UNDER THE 2020 EQUITY INCENTIVE PLAN	59
Purpose	61
Administration	61
Shares Subject to the 2020 Plan	61
Eligibility	61
Grants of Awards	62
Changes in Capital Structure	64
Corporate Events	64
Non-Transferability of Awards	64
Termination and Amendment	64
Certain U.S. Federal Income Tax Consequences	65
PROPOSAL 5 – APPROVAL OF A CHARTER AMENDMENT TO PERMIT REQUESTS FOR SPECIAL MEETINGS OF STOCKHOLDERS BY HOLDERS OF 25% OF OUR ISSUED AND OUTSTANDING CAPITAL STOCK ENTITLED TO VOTE ON THE MATTERS TO BE PRESENTED	67
PROPOSAL 6 – THE STOCKHOLDER PROPOSAL	71
STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING	74
ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K	75
HOUSEHOLDING	75
OTHER MATTERS	76
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING	76
APPENDIX A – 2020 EQUITY INCENTIVE PLAN, AS AMENDED AND RESTATED
APPENDIX B – PROPOSED SPECIAL MEETING AMENDMENT TO AMENDED AND RESTATED CERTIFICATE OF INCORPORATION OF COWEN INC.
APPENDIX C – PROPOSED THIRD AMENDED AND RESTATED BY-LAWS OF COWEN INC.

ii

PROXY STATEMENT
2022 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JUNE 23, 2022
The Board of Directors, or the Board, of Cowen Inc., Cowen or the Company, is soliciting proxies for use at the annual meeting of stockholders to be held on June 23, 2022, or the annual meeting, to be conducted online only, via live webcast. There will be no physical location for stockholders to attend in person. Stockholders may attend the annual meeting by logging in at meetnow.global/M6QDYU7. This proxy statement and the enclosed proxy card are first being mailed or given to stockholders on or about May 27, 2022.

PROPOSAL 1	ELECTION OF DIRECTORS ☑ The Board recommends a vote “FOR” the election of the director nominees
Jeffrey M. Solomon, Brett H. Barth, Katherine E. Dietze, Gregg A. Gonsalves, Steven Kotler, Lawrence E. Leibowitz, Margaret L. Poster and Douglas A. Rediker have been nominated for re-election to the Board to serve until our 2023 annual meeting of stockholders or until their successors are elected and qualified. Lorence Kim has been nominated for election to the Board to serve until our 2023 annual meeting of stockholders or until his successor is elected and qualified. Each of the nominees has agreed to serve as a director if elected. If, for any reason, any nominee becomes unable to serve before the annual meeting occurs, the persons named as proxies may vote your shares for a substitute nominee selected by our Board. If all director nominees are elected at our Annual Meeting, the Board will consist of nine directors.
KEY FACTS ABOUT OUR DIRECTOR NOMINEES
Cowen is committed to ensuring that is comprised of individuals that bring diverse backgrounds, experiences and perspectives.

5

DIRECTORS WHO ARE CURRENT OR FORMER CHAIR AND CEOs

4

DIRECTORS WHO ARE CURRENT OR FORMER CFOs OR COOs

60

AVERAGE AGE

56%

NEW NOMINEES IN LAST 5 YEARS

2

WOMEN DIRECTORS

2

RACIALLY DIVERSE DIRECTORS

2 of 2

OF DIRECTORS ADDED IN PAST 2 YEARS WHO ARE GENDER OR ETHNICALLY DIVERSE

44%

% OF BOARD GENDER OR RACIALLY DIVERSE

Each nominee to our Board brings valuable capabilities to the Board. The Board believes that the nominees as a group have the experience and skills in areas such as business management, strategic development, corporate governance, leadership development, investment management, investment banking, finance and risk management and other relevant experience required to build a Board that is effective and responsive to the needs of the Company. In addition, the Board believes that each of our nine director nominees possesses sound judgment, integrity, high standards of ethics and a commitment to representing the long-term interests of our stockholders.
Set forth below is biographical information for each of the members of our Board of Directors. All ages are as of May 16, 2022.

JEFFREY M. SOLOMON, 56 CHAIR AND CEO Director Since: 2011 Other US-Listed Company Directorships • Current: None • Former (Past 5 Years): None	RELEVANT SKILLS • Executive Leadership and Management • Risk Oversight • Corporate Strategy and Business Development • Social Responsibility Oversight

As Chair and CEO, Mr. Solomon provides the Board with institutional knowledge of all aspects of Cowen’s businesses, in-depth knowledge of its business and affairs, management’s perspective on those matters and an avenue of communication between the Board and senior management.

CAREER HIGHLIGHTS
•
Cowen Inc. (merged with Ramius in 2009)

–
Chair (2019 – Present) and CEO (2017 – Present)

–
Prior to his appointment as CEO, Mr. Solomon held the following positions at the Company:

■
President

■
CEO of Cowen and Company

■
Chief Operating Officer

■
Head of Investment Banking

■
Co-Portfolio Manager, Ramius

OTHER EXPERIENCE AND COMMUNITY INVOLVEMENT
•
Vice Chair and an inaugural member, Securities and Exchange Commission’s Small Business Capital Formation Advisory Committee which provides advice and recommendations on Commission rules, regulations and policy matters related to small businesses, including smaller public companies.

•
Member, American Securities Association

•
Member, Executive Committee, Partnership for NYC

•
UJA Federation of New York

–
Director

–
Co-Chair, King David Society

•
Director, Foundation for Jewish Camp

•
Past Member, Committee on Capital Markets Regulation, an independent and nonpartisan 501(c)(3) research organization dedicated to improving the regulation of U.S. capital markets

EDUCATION • Graduate of University of Pennsylvania

BRETT BARTH, 50
INDEPENDENT LEAD DIRECTOR
Director Since: 2018
Cowen Committees
•
Compensation (Chair)

•
Nominating & Corporate Governance

Other US-Listed Company Directorships
•
Golden Arrow Merger Corp.

•
Former (Past 5 Years): None

RELEVANT SKILLS • Financial Services • Executive Leadership and Management • Corporate Governance • Investment Management
Mr. Barth has extensive experience vetting investment opportunities across the asset class spectrum and through a range of market environments, working with both traditional and alternative investment managers. At BBR, Mr. Barth co-manages the firm and oversees the company’s investment approach and implementation. His professional background has provided him with extensive expertise in investment and wealth management.

CAREER HIGHLIGHTS
•
BBR Partners, private wealth management advisory firm (2000 – present)

–
Co-Founder and Co-CEO

–
Member, Executive Committee

–
Member, Investment Committee

•
Prior to BBR, Mr. Barth was a member of Goldman Sachs Equity Capital Markets Group in New York and Hong Kong

OTHER EXPERIENCE AND COMMUNITY INVOLVEMENT
•
Member of the Investment Advisory Counsel for Waycrosse, Inc., a premier multi-generational, single-family office based in Minneapolis, MN.

•
University of Pennsylvania

–
Trustee

–
Member, Board of Overseers of the Graduate School of Education

–
Past Chair, Penn Fund, undergraduate annual giving program

–
Past Inaugural Chair, Undergraduate Financial Aid Leadership Council

•
UJA-Federation of New York

–
Member, Board and Executive Committee

–
Co-chair, Annual Campaign

–
Member, endowment’s Investment Committee

–
Past recipient, Alan C. Greenberg Young Leadership Award

EDUCATION • Graduate of University of Pennsylvania

KATHERINE E. DIETZE, 64
INDEPENDENT DIRECTOR
Director Since: 2011
Cowen Committees
•
Audit (Chair)

Other US-Listed Company Directorships
•
Current: Matthews International

•
Former (Past 5 Years): Liberty Property Trust

RELEVANT SKILLS • Audit and Financial Expertise • Financial Services • Risk Oversight • Corporate Governance
Through her leadership roles at Credit Suisse First Boston as well as public company boards, Ms. Dietze gained significant experience and perspective in investment banking management and corporate governance. Ms. Dietze spent over 20 years in the financial services industry prior to her retirement in 2005.

CAREER HIGHLIGHTS
•
Credit Suisse First Boston

–
Global Chief Operating Officer, Investment Banking Division (2003 – 2005)

–
Managing Director, Telecommunications Group (1996 – 2003)

•
Ms. Dietze formerly held the following positions:

–
Co-Head, Telecommunications, Investment Banking, Solomon Brothers

–
Director and Audit Chair, LaBranche (acquired by Cowen in 2011)

EDUCATION • Graduate of Brown University • MBA, Columbia Graduate School of Business

GREGG A. GONSALVES, 54
INDEPENDENT DIRECTOR
Director Since: 2020
Cowen Committees
•
Audit

•
Nominating & Corporate Governance

Other US-Listed Company Directorships
•
Current: Cedar Realty Trust (Chair)

•
Former (Past 5 Years): None

RELEVANT SKILLS • Audit and Financial Expertise • Financial Services • Social Responsibility Oversight • Corporate Governance
Mr. Gonsalves’ professional background has provided him with extensive experience in investment banking and real estate. His service on the board of directors of other public companies and not-for-profit entities, including his role as Chair of The Jackie Robinson Foundation, has provided him expertise and insight into matters such as corporate governance, social responsibility oversight and strategy.

CAREER HIGHLIGHTS
•
Advisory Partner, Integrated Capital, a leading, hotel-focused, private real estate advisory and investment firm (2013 – present)

•
Mr. Gonsalves formerly held the following positions at Goldman Sachs:

–
Partner, Real Estate Mergers & Acquisitions

–
Partner, Industrial Group

–
Various positions within investment banking, mergers and acquisitions

OTHER EXPERIENCE AND COMMUNITY INVOLVEMENT
•
Chairman, The Jackie Robinson Foundation

•
Chairman, Cedar Realty Trust, a publicly traded retail REIT

•
Director, RREEF America REIT II, a private, open-end core real estate fund

•
Director, POP Tracker LLC, a private company focused on providing proof of performance to the out-of-home advertising industry

EDUCATION • Graduate of Columbia University • MBA, Harvard Business School

LORENCE H. KIM M.D., 48
INDEPENDENT DIRECTOR
Director Since: Appointed by the Board of Directors in February 2022
Other US-Listed Company Directorships
•
Former (Past 5 Years): Seres Therapeutics, Inc.

RELEVANT SKILLS • Biotechnology Expertise • Corporate Finance • Financial Expertise • Financial Services • Social Responsibility Oversight
Dr. Kim’s professional background has provided him with extensive experience in investment banking and biotechnology finance. His experience as CFO of Moderna, Inc., his service on the board of directors of other public companies and as a member of the Board of Governors of the American Red Cross, has provided him expertise and insight into matters such as biotechnology corporate finance, oversight, and strategy.

CAREER HIGHLIGHTS
•
Venture Partner, Third Rock Ventures (2020 – present)

•
Moderna, Inc., Chief Financial Officer (2014-2020)

•
From July 2000 through April 2014 Dr. Kim held a number of positions at Goldman Sachs, most recently as a Managing Director and Co-Head of Biotechnology Investment Banking

OTHER EXPERIENCE AND COMMUNITY INVOLVEMENT
•
Board of Governors, American Red Cross

•
Director, Flare Therapeutics, a biotechnology company targeting transcription factors to discover precision medicines for cancer and other diseases

•
Director, Abata Therapeutics, a company focused on translating the biology of regulatory T cells (Tregs) into transformational medicines for patients living with severe autoimmune and inflammatory diseases

EDUCATION • Graduate of Harvard University • MBA, Wharton School of the University of Pennsylvania • M.D. University of Pennsylvania School of Medicine

STEVEN KOTLER, 75
INDEPENDENT DIRECTOR
Director Since: 2010*
Cowen Committees
•
Audit

•
Nominating & Corporate Governance (Chair)

Other US-Listed Company Directorships
•
Current: None

•
Former (Past 5 Years): None

RELEVANT SKILLS • Audit and Financial Expertise • Corporate Governance • Financial Services • Executive Leadership and Management
Through his leadership positions at Gilbert Global, Mr. Kotler gained extensive experience in leading an international financial institution and expertise in private equity.

CAREER HIGHLIGHTS
•
Vice Chair, Gilbert Global Equity Partners, a private equity firm (2000 – present)

•
Mr. Kotler formerly held the following positions at Schroder & Co. (predecessor firm, Wertheim & Co.)

–
President & Chief Executive Officer

•
Group Managing Director

–
Global Head of Investment and Merchant Banking

OTHER EXPERIENCE AND COMMUNITY INVOLVEMENT
•
Director, CPM Holdings, international agricultural process equipment company (private)

•
Co-Chair, Birch Grove Capital, an asset management firm

•
Member, Council on Foreign Relations

•
Former Council President, The Woodrow Wilson International Center for Scholars (1999 – 2002)

•
Former Governor, American Stock Exchange

•
Former Member, The New York City Partnership

•
Former Member, Infrastructure and Housing Task Force, Chamber of Commerce

•
Former Board of Trustee, Columbia Preparatory School

•
Former Board of Overseers, California Institute of the Arts.

EDUCATION • Graduate of City College of New York

*
Previously served as a director of Cowen Holdings from September 2006 until June 2007

LAWRENCE E. LEIBOWITZ, 62 INDEPENDENT DIRECTOR Director Since: 2018 Cowen Committees • Compensation Other US-Listed Company Directorships • Current: None • Former (Past 5 Years): None	RELEVANT SKILLS • Financial Services • Private Equity • Technology • Executive Leadership and Management
Mr. Leibowitz is an experienced finance and technology entrepreneur who specializes in business transformation and capital markets. Combined with his past service on the board of directors of other public companies and current service on the board of directors of private companies, Mr. Leibowitz provides extensive capital markets knowledge, including trading microstructure, regulation, asset management and quantitative methods.

CAREER HIGHLIGHTS
•
NYSE Euronext

–
Former Member of the Board of Directors and Chief Operating Officer (2010 – 2013)

–
Head of Global Equities Markets

•
Mr. Leibowitz formerly held the following positions

–
Chief Operating Officer, Americas Equities, UBS

–
Co-head, Schwab Soundview Capital Markets

–
CEO, Redibook

–
Founding Partner, Bunker Capital

–
Managing Director and Head of Quantitative Trading and Equities Technology, CS First Boston

OTHER EXPERIENCE AND COMMUNITY INVOLVEMENT
•
Vice Chairman, XCHG Xpansiv, an intelligent commodities exchange focusing on renewable energy products (private)

•
Director, various other private companies in the data management and digital law businesses

•
Director, Giving Compass, a non-profit technology platform which helps charitable givers and philanthropists find resources and information to guide their efforts

EDUCATION • Graduate of Princeton University

MARGARET L. POSTER, 70
INDEPENDENT DIRECTOR
Director Since: 2019
Cowen Committees
•
Audit

•
Compensation

•
Nominating & Corporate Governance

Other US-Listed Company Directorships
•
Current: None

•
Former (Past 5 Years): None

RELEVANT SKILLS • Audit Committee Financial Expert • Risk Oversight • Corporate Strategy • Corporate Governance
Ms. Poster’s professional background, including her leadership role at Willkie Farr & Gallagher LLP, has provided her with significant experience and insight in risk management, strategic planning and operations, human capital and talent development and financial reporting.

CAREER HIGHLIGHTS
•
Chief Operating Officer, Willkie Farr & Gallagher LLP (1991 – 2018)

•
Prior to Willkie, Farr & Gallagher LLP, Ms. Poster held the following positions

–
President of Workbench, Inc

–
Chief Financial Officer, Barnes & Noble Bookstores Inc.

–
Chief Financial Officer, Jewelry & Sporting Good Division at W.R. Grace & Co.

OTHER EXPERIENCE AND COMMUNITY INVOLVEMENT
•
Executive Managing Director, co-Lead Legal Sector Advisory Group, Cushman & Wakefield

•
Former Director, Generation Citizen

•
Former Trustee, Blythdale Childrens’ Hospital

EDUCATION • Graduate of University of Vermont • MBA, Harvard Business School • Certified Public Accountant

DOUGLAS A. REDIKER, 62 INDEPENDENT DIRECTOR Director Since: 2015 Cowen Committees • Compensation Other US-Listed Company Directorships • Current: None • Former (Past 5 Years): None	RELEVANT SKILLS • Global Business and Operations • Financial Markets • Corporate Governance • Executive Leadership and Management
Mr. Rediker has extensive experience on global macro matters such as global finance, sovereign wealth funds and other issues surrounding the relationship between international economic policy, financial markets, global capital flows and foreign policy. His professional background has provided him with extensive expertise and insight in capital markets, the economy and global governance.

CAREER HIGHLIGHTS
•
Founder and Executive Chairman, International Capital Strategies, LLC, a policy and markets advisory boutique (2012 – present)

•
Mr. Rediker formerly held the following positions:

–
Member of the Executive Board of the International Monetary Fund, representing the United States

–
Senior investment banker and private equity investor at Salomon Brothers, Merrill Lynch and Lehman Brothers

–
Attorney with Skadden Arps in New York and Washington, D.C.

OTHER EXPERIENCE AND COMMUNITY INVOLVEMENT
•
Non-Resident Senior Fellow, The Brookings Institution

•
Member, World Economic Forum (WEF) Global Future Council on Geopolitics

•
Member, US Council on Foreign Relations

•
Former Member, Executive Board, International Monetary Fund

•
Former Visiting Fellow, Peterson Institute for International Economics

•
Former Senior Fellow and Director, global Strategic Finance Initiative, New America Foundation

EDUCATION • Graduate of Vassar College • JD, Fordham University School of Law • Harvard Kennedy School

JEFFREY M. SOLOMON	BRETT H. BARTH	KATHERINE E. DIETZE	GREGG A. GONSALVES	LORENCE H. KIM, M.D.	STEVEN KOTLER	LAWRENCE E. LEIBOWITZ	MARGARET L. POSTER	DOUGLAS A. REDIKER
KEY SKILLS
Audit & Financial Expertise			•	•	•	•	•	•
Corporate Strategy & Business Development	•	•		•	•	•	•	•
Corporate Governance / Ethics	•	•	•	•	•	•	•	•	•
Executive Leadership & Management	•	•		•	•	•	•	•	•
Financial Services	•	•	•	•	•	•	•	•	•
Global Business & Operations	•	•			•	•	•	•	•
Investment Banking	•	•	•	•	•	•	•	•	•
Investment Management	•	•				•
Talent Development / Compensation	•	•	•	•	•	•	•	•	•
Institutional Markets	•	•			•	•	•
Risk Oversight	•		•	•	•	•	•	•
Social Responsibility	•	•		•	•	•		•	•
Sustainability/ESG	•	•		•		•		•
Technology							•
KEY EXPERIENCES
CEO, President or COO	•	•	•			•	•	•	•
CFO or Other Financial Expert			•		•	•		•
Private Company Management & Governance	•	•		•	•	•	•	•	•
Public Company Management & Governance	•	•		•	•		•
Non-Profit	•	•		•	•	•	•
DEMOGRAPHICS
Gender
Male	•	•		•	•	•	•		•
Female			•					•
Race / Ethnicity
African American / Black				•
Asian / Pacific Islander					•
Hispanic / LatinX
Native American
White / Caucasian	•	•	•			•	•	•	•
Other
Age
At May 16, 2022	56	50	64	54	48	75	62	70	62
BOARD TENURE
Years on Board	11	4	11	2	0	12	4	3	7
OTHER PUBLIC COMPANY BOARDS
Number of Public Boards	0	1	1	1	0	0	0	0	0

CORPORATE GOVERNANCE HIGHLIGHTS AND PRACTICES
•
Our Lead Director is appointed annually upon the recommendation of the Nominating and Corporate Governance Committee

•
The Board and each standing committee of the Board meet in Executive Session at each quarterly meeting

•
We have increased Board diversity over the past three years

•
The Compensation Committee receives guidance and recommendations from an Independent Compensation Consultant

•
The Nominating and Corporate Governance Committee is updated on a quarterly basis on the Company’s ESG strategy and business initiatives

•
The Board and each Committee conduct an annual self-evaluation

•
Our Lead Director, who is also the Chair of the Compensation Committee, participates in shareholder engagement along with members of the Company’s senior management.

•
The members of the Board are subject to stock ownership guidelines.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND CORPORATE GOVERNANCE
Our Board believes that good corporate governance is important to ensure that Cowen Inc. is managed for the long-term benefit of its stockholders. This section describes key corporate governance guidelines and practices that our Board has adopted. Complete copies of our Corporate Governance Guidelines, the charters of our Audit, Compensation, Nominating and Corporate Governance Committees and our Code of Ethics and Business Conduct are available on the investor relations section of our website, www.cowen.com. Alternatively, you can request a copy of these documents by writing to Cowen Inc., Attn: Secretary, 599 Lexington Avenue, New York, NY, 10022.
CORPORATE GOVERNANCE GUIDELINES
Our Board has adopted corporate governance guidelines to assist in the exercise of its duties and responsibilities and to serve the best interests of the Company and our stockholders. These guidelines, which provide a framework for the conduct of the Board’s business, provide that:
•
the Board’s goal is to oversee and direct management in building long-term value for the Company’s stockholders;

•
a majority of the members of the Board shall be independent directors;

•
the independent directors shall meet regularly in executive session;

•
directors have access to management and, as appropriate, to the Company’s outside advisors;

•
our Chief Financial Officer, our Chief Operating Officer and our General Counsel attend all scheduled Board meetings as do the heads of the Company’s business lines, which is critical to the Company’s succession planning;

•
the Board regularly reviews with management the Company’s financial performance, strategy and business plans;

•
both our directors and our executive officers are required to own a minimum amount of Company common stock;

•
new directors participate in an orientation program and all directors are expected to participate in continuing director education on an ongoing basis; and

•
at least annually, the Board and its committees conduct self-evaluations to determine whether it and they are functioning effectively.

DIRECTOR INDEPENDENCE
Our Corporate Governance Guidelines require that a majority of the Board be composed of directors who meet the independence criteria establish by NASDAQ Stock Market, Inc. Marketplace Rules. Under applicable NASDAQ Stock Market rules, a director will only qualify as an “independent director” if, in the opinion of our Board, that person does not have a relationship which would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. In making its determination, the Board considers all relevant facts and circumstances, both with respect to the director and with respect to any persons or organizations with which the director has an affiliation, including immediate family members.
Our Board has determined that neither Ms. Dietze nor Ms. Poster, nor Messrs. Barth, Gonsalves, Kim, Kotler, Leibowitz or Rediker currently has a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director and that each of these directors is an “independent director” as defined under Rule 4200(a)(15) of the NASDAQ Stock Market, Inc. Marketplace Rules.
Mr. Solomon cannot be considered an independent director under NASDAQ Stock Market rules because Mr. Solomon serves as our Chief Executive Officer. Therefore, the Board has determined that eight of our nine director nominees are independent.
BOARD LEADERSHIP STRUCTURE
Mr. Solomon serves in the combined roles of Chair and Chief Executive Officer. We believe that Mr. Solomon’s combined service as Chair and Chief Executive Officer provides the Company with (i) a unified strategic and operating focus, (ii) the benefit of clarity in the management structure of the organization, and (iii) consistency of communications to stockholders, customers, regulators and other constituencies. This structure also best assures that the leader of the organization is closely connected with both the Company’s senior level managers and the Board and is therefore better able to appreciate and balance the perspectives of both groups. To establish a liaison between the non-management directors and the Chair and Chief Executive Officer and thus facilitate effective communication between them, as well as to facilitate the deliberations of the non-management directors in executive session, the Board also appoints a lead director who is independent. This position is currently held by Mr. Barth. As lead director, Mr. Barth:
•
presides over all meetings of the Board at which the Chair is not present;

•
provides oversight and advice to the Chief Executive Officer regarding corporate strategy;

•
conducts performance appraisals of the Chief Executive Officer (together with the Compensation Committee);

•
reviews Board meeting schedules and agendas to ensure that appropriate matters are covered and that there is sufficient time for discussion of all agenda items;

•
presides at executive sessions of the Board;

•
serves as a liaison between the Chair and the independent directors;

•
recommends to the Chief Executive Officer the retention of consultants who report directly to the Board;

•
approves information sent to the Board and requests additional information, as required; and

•
is primarily responsible, subject to advice and assistance from the General Counsel, for monitoring communications from stockholders and other interested parties and providing copies or summaries of such communications to the other directors as he deems appropriate.

DIRECTOR STOCK OWNERSHIP GUIDELINES
The Company adopted stock ownership guidelines in 2013 that require directors to hold Company stock or restricted stock units, or RSUs, that have a value equal to at least three times the amount of annual fees paid to non-employee directors (excluding committee chair fees) within the later of the adoption of the policy or five years of being appointed to the Board. All of our directors are in compliance with these ownership guidelines. Ms. Poster, who was appointed to the Board in 2019 and Mr. Gonsalves, who was appointed to the Board in 2020 have two years and three years, respectively, in which to acquire Company stock or RSUs to meet the ownership requirements.
THE BOARD’S ROLE IN RISK OVERSIGHT
It is management’s responsibility to manage risk and bring to the Board’s attention the most material risks to the Company. The Board has oversight responsibility of the processes established to report and monitor systems for material risks applicable to the Company and reviews the Company’s enterprise risk management. Our Board’s oversight of our risk management processes is effected primarily through our Audit Committee. Our Audit Committee meets with senior executives responsible for risk oversight on a quarterly basis to review and discuss the material risks facing the Company, including operational, market, credit, liquidity, legal and regulatory risks, and to assess whether management has reasonable controls in place to address these risks. The Audit Committee is also responsible for ensuring that management has established processes and an enterprise risk management framework and governance structures designed to identify, bring to the Board’s and/or the Audit Committee’s attention, and appropriately manage, monitor, control and report exposures to the major risks affecting Cowen. In addition to the Audit Committee, the Compensation Committee separately reviews and discusses with management whether our compensation arrangements are consistent with effective controls and sound risk management. The Board evaluates the Company’s risk profile on a quarterly basis.
BOARD AND COMMITTEE OVERSIGHT OF CERTAIN KEY RISKS
Technology and Cyber-Risk Oversight
Our Board is briefed on firm-wide technology and cybersecurity risk management and the overall technology and cybersecurity environment by management and through updates from the Audit Committee on their in-depth Committee-level reviews on a quarterly basis.
The Board coordinates with the Audit Committee to ensure active Board- and Committee-level oversight of the Company’s technology and cyber risk profile, technology and cyber strategies, and information security initiatives. The Audit Committee reviews technology and cyber risks, as well as the Company’s risk mitigation processes and internal control procedures to protect sensitive business information, and receives regular reports from the Head of Risk, Chief Financial Officer and the Chief Operating Officer on the Company’s technology and cybersecurity programs.
COVID-19 Oversight
During 2021, the Board and the Audit Committee dedicated significant time and attention to overseeing the Company’s management of key risks related to the COVID-19 pandemic, receiving frequent updates at both the Board and Committee level from the CEO, the head of Human Resources and other senior leaders on the Company’s pandemic response and framework for the management and mitigation of related key risks across the business.

The CEO, Chief Operating Officer, Chief Financial Officer, Head of Internal Audit and General Counsel, as well as other members of the Company’s Management Committee, presented regular and in-depth reviews of the Company’s assessment of key risks and approach to pandemic risk management to the Board and Audit Committee. Through these updates, the Board and Audit Committee reviewed and discussed a broad range of topics with management, including: measures to protect the health, wellness and safety of the Company’s employees and return to office planning; the impact of the transition to a work-from-home model on technology, cybersecurity, operations, regulatory compliance and business continuity planning; strategies to ensure continued delivery of products and services and execution of the Company’s long-term strategy; and financial scenario planning for managing the Company’s balance sheet and liquidity.
By exercising ongoing oversight and providing advice on the Company’s pandemic response and business continuity planning, the Board and the Audit Committee helped support management’s development of a strategy to mitigate the immediate and potential long-term impacts of COVID-19, protect the health, wellness and safety of the Company’s employees and continue to execute on strategic initiatives to deliver value to stockholders.
ESG Oversight
The Board views oversight and effective management of environmental, social and governance, or ESG, related risks and opportunities as essential to the Company’s ability to execute its strategy and achieve long-term sustainable growth. The Nominating and Corporate Governance Committee oversees the implementation of the Company’s ESG initiatives. The Nominating and Corporate Governance Committee receives quarterly updates on a variety of ESG topics, including sustainability and governance-related matters. The Board also receives quarterly updates on the Company’s ESG products and offerings.
In addition to oversight by the Board, the Board coordinates with each Board Committee to ensure active and ongoing Committee-level oversight of the Company’s management of ESG related risks and opportunities.
At the Management Level, our Chief Operating Officer, General Counsel, Head of Research and Head of Human Resources comprise the Company’s ESG Committee, with responsibility for the oversight of the Company’s overall ESG strategy.
Human Capital Management Oversight
The Board views effective human capital management as critical to the Company’s ability to execute its strategy.
As a result, the Board is updated on a quarterly basis by the CEO, Head of Human Resources, Head of Inclusion and Diversity and other members of senior leadership on a broad range of human capital management topics, including culture, talent and performance management, inclusion and diversity, compensation and benefits, workplace health and safety, and employee engagement and retention.
At the management level, our Head of Human Resources, who is a member of the Company’s Management Committee, is responsible for leading the development and execution of the Company’s human capital management strategy, working together with other senior leaders across the Company. Among other things, this includes promoting an inclusive and performance-driven workplace culture; managing the Company’s initiatives to attract, recruit, develop and retain the high-quality talent needed to ensure the Company is equipped with the right skill sets and intellectual capital to deliver on current and future business needs; and overseeing the design of the Company’s compensation, benefits and wellness programs. In connection with these responsibilities, the Head of Human Resources also partners with our Inclusion and Diversity team on the development and execution of the Company’s diversity, equity and inclusion roadmap and works closely with the CEO on the development of the talent succession pipeline for the Company’s senior officers.

RISK ASSESSMENT OF COMPENSATION POLICIES AND PRACTICES
At least annually, the Compensation Committee oversees a risk review of the various components of our compensation program. In 2021, the Committee and determined that the Company’s compensation plans, programs and policies do not encourage excessive risk taking and are not reasonably likely to have a material adverse effect on the Company.
ENVIRONMENTAL, SOCIAL AND GOVERNANCE (ESG) PRACTICES
The Company views ESG practices as essential components of Company performance and the successful implementation of our Outperform strategy. As a result, ESG considerations inform our governance mechanisms for effective Board oversight and impact how we manage our businesses on a day to day basis and over the longer term.
Company ESG Leadership
Our ESG leadership structure at the Board and management levels reflects our focus on ESG issues and commitment to provide value to our stockholders. Our inclusion and diversity functions are managed by our Head of Inclusion and Diversity and her team. The Head of Inclusion and Diversity updates the Board regarding the Company’s inclusion and diversity efforts and activities on a quarterly basis. The Company’s Chief of Staff, and members of the Management Committee, manage the Company’s ESG reporting and regularly update the Board and Nominating and Corporate Governance Committee on our strategy, activities and progress.
Sustainability
Sustainability is a core value of the Company. Through Cowen Sustainable Investments, the Company has partnered with a team with decades of experience in cross-asset sustainability-focused investments.
Our ESG efforts are integrated across our research franchise and allow us to provide an end-to-end, collaborative approach with unique, alpha-generating perspectives for clients. This leadership effort is being recognized by industry experts and academia. Cowen was recently named winner of the “Best ESG Research” category at the ESG Investing Awards 2022, the world’s leading awards celebrating excellence in ESG research, ratings, funds and products.

In addition, Cowen Investment Management now requires that all Cowen-branded investment strategies integrate ESG factors into their individual investment process.
Inclusion and Diversity
At Cowen, inclusion and diversity are catalysts for success and innovation in everything we do. The Board seeks diversity in viewpoint and experiences in its membership. Since 2019, the three new members added to our Board of nine are diversity candidates. At the management level, our ability to attract and retain a diverse and inclusive workforce is critical to our long-term strategy, driving business growth and innovation and empowering our people to achieve their full potential. The Company established a business team dedicated to inclusion and diversity in 2021. The Head of Inclusion and Diversity updates the Board at each quarterly meeting regarding the Company’s diversity initiatives. The Company has a network of business resource groups that focus on Black, LGBTQ+, LatinX, Asian,Women and Volunteering communities. These employee-led communities offer learning and development opportunities for members, support the Company’s recruiting efforts and provide opportunities for colleagues to foster cross-collaboration and partnerships across business units.
BOARD MEETINGS AND ATTENDANCE
Our Board met eleven times from January 1, 2021 through December 31, 2021. Each director attended at least 85% of the aggregate number of Board meetings and the number of meetings held by all committees on which he or she then served.
DIRECTOR ATTENDANCE AT ANNUAL MEETING OF STOCKHOLDERS
Our Corporate Governance Guidelines provide that directors are invited and encouraged to attend the annual meeting of stockholders. Two of our directors attended the 2021 virtual annual meeting of stockholders.
COMMITTEES OF THE BOARD
Our Board has established three standing committees — Audit, Compensation, and Nominating and Corporate Governance — each of which operates under a charter that has been approved by our Board. Current copies of each committee’s charter are posted on the investor relations section of our website, www.cowen.com. Alternatively, you can request a copy of these documents by writing to Cowen Inc., Attn: Secretary, 599 Lexington Avenue, New York, NY, 10022.

2021 BOARD COMMITTEES’ MEMBERSHIP
NAME	Audit	Nominating and Corporate Governance	Compensation
BRETT H. BARTH INDEPENDENT LEAD DIRECTOR		•	•
KATHERINE E. DIETZE INDEPENDENT	•
GREGG GONSALVES INDEPENDENT	•	•
STEVEN KOTLER INDEPENDENT	•	•
LAWRENCE E. LEIBOWITZ INDEPENDENT			•
MARGARET POSTER INDEPENDENT FINANCIAL EXPERT	•	•	•
DOUG REDIKER INDEPENDENT			•

•
Committee member

•
Committee chair

Audit Committee
The Audit Committee’s responsibilities include:
•
being directly responsible for the appointment, compensation, retention and oversight of the work of our independent registered public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

•
reviewing the performance of the independent registered public accounting firm and making the decision to replace or terminate the independent registered public accounting firm or the lead partner;

•
evaluating the independence of the registered public accounting firm;

•
reviewing and discussing with management and the independent registered public accounting firm and the head of the Company’s internal audit department all critical accounting policies and practices;

•
reviewing the adequacy and effectiveness of the Company’s accounting and internal control policies and procedures;

•
discussing our risk management policies;

•
reviewing and discussing with the independent registered public accounting firm the results of the year-end audit of the Company;

•
establishing and implementing policies and procedures for the Audit Committee’s review and approval or disapproval of proposed related party transactions; and

•
preparing the audit committee report required by SEC rules, which is included on page 56 of this proxy statement.

Our Audit Committee met five times from January 1, 2021 through December 31, 2021. Our Board has determined that Ms. Poster is an “audit committee financial expert” as defined by applicable SEC rules.

Compensation Committee
The Compensation Committee’s responsibilities include:
•
annually reviewing the goals and objectives of the Company’s executive compensation plans;

•
annually reviewing the Company’s executive compensation plans in light of the Company’s goals and objectives;

•
annually evaluating the Chief Executive Officer’s and other executive officers’ performance and determining and approving the Chief Executive Officer’s and other executive officers’ compensation levels based on such evaluation;

•
overseeing and administering our equity and incentive compensation plans, with the oversight of the full Board;

•
reviewing executive and employee compensation plans from a risk perspective to help ensure that compensation arrangements do not encourage excessive risk taking;

•
annually reviewing the compensation process of the Company’s equity research personnel to ensure compliance with applicable laws, rules and regulations;

•
reviewing and discussing annually with management our “Compensation Discussion and Analysis,” which begins on page 26 of this proxy statement; and

•
preparing the Compensation Committee report required by SEC rules, which begins on page 43 of this proxy statement.

The processes and procedures followed by our Compensation Committee in considering and determining executive compensation are described below in the “Compensation Discussion and Analysis” section beginning on page 26 of this proxy statement.
Our Compensation Committee met seven times from January 1, 2021 through December 31, 2021.
Nominating and Corporate Governance Committee
The Nominating and Corporate Governance Committee’s responsibilities include:
•
assisting in identifying, recruiting and interviewing director candidates, including persons suggested by stockholders;

•
reviewing the background and qualifications of individuals being considered as director candidates;

•
recommending to the Board the director nominees for election;

•
annually reviewing with the Board the composition of the Board as a whole;

•
recommending to the Board the size and composition of each standing committee of the Board;

•
annually reviewing committee assignments and the policy with respect to the rotation of committee memberships and/or chairpersonships;

•
overseeing the Company’s ESG strategy and business initiatives

•
making recommendations on the frequency and structure of Board meetings;

•
monitoring the functioning of the committees of the Board;

•
approving annual Board compensation;

•
annually reviewing the Corporate Governance Guidelines and recommending any changes to the Board; and

•
overseeing the self-evaluation of the Board as a whole and the self-evaluation of each Board committee.

The processes and procedures followed by the Nominating and Corporate Governance Committee in identifying and evaluating director candidates are described below under the heading “Director Nomination Process” on page 22 of this proxy statement.
Our Nominating and Corporate Governance Committee met four times from January 1, 2021 through December 31, 2021.
Our Board has determined that all of the members of the Audit Committee, Compensation Committee and Nominating and Corporate Governance Committee are independent as defined under the rules of the NASDAQ Stock Market, and the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934, or the Exchange Act, as applicable.
EXECUTIVE AND DIRECTOR COMPENSATION PROCESSES
For a discussion of our process relating to named executive officer compensation, please see “Compensation Discussion and Analysis” included elsewhere in this proxy statement.
The Nominating and Corporate Governance Committee is responsible for periodically reviewing the level and form of compensation of our non-employee directors, including how such compensation compares to director compensation of companies of comparable size, industry and complexity, and for making recommendations to the Board with respect to such compensation. For a description of the annual compensation paid to each non-employee director, please see “Compensation Program for Non-Employee Directors” below.
The Board has delegated to a New Hire Retention Award Committee limited authority to grant equity awards under our existing equity compensation plans. Mr. Solomon was the sole member of the New Hire Retention Award Committee in 2021. The New Hire Retention Award Committee may only grant equity awards in connection with the hiring of new employees, the retention of existing employees and in connection with significant promotions. The New Hire Retention Award Committee may not grant or modify awards to named executive officers or certain other senior employees. Subject to aggregate and individual share limitations established by the Board, the New Hire Retention Award Committee has the authority to determine the recipient of the award as well as the type and amount of the award.
DIRECTOR NOMINATION PROCESS
The process to be followed by our Nominating and Corporate Governance Committee to identify and evaluate director candidates includes requests to Board members and others for recommendations, meetings from time to time to evaluate biographical information and background material relating to potential candidates and interviews of selected candidates by members of the Nominating and Corporate Governance Committee and the Board. In addition, our bylaws contain provisions for stockholders to recommend persons for nomination as a director and, subject to certain conditions, to nominate director candidates for inclusion in our proxy statement, as set forth in this proxy statement under “Stockholder Proposals for the 2023 Annual Meeting.”
In considering whether to recommend any particular candidate for inclusion in the Board’s slate of recommended director nominees, our Nominating and Corporate Governance Committee will apply the criteria set forth in the Nominating and Corporate Governance Committee’s charter and in our Corporate Governance Guidelines. These criteria include the candidate’s experience, knowledge or skills useful to the oversight of the Company’s business, and the nominee’s reputation for honesty and ethical conduct in his or her personal and professional activities, including specific business and financial expertise currently desired on the Board, experience as a director of a public company, geography, age, gender and ethnic diversity. Additional factors which the Committee may consider include time availability in light of other commitments, potential conflicts of interest, material relationships with the Company and independence from management and the Company. The Nominating and Corporate Governance Committee will not assign specific weights to particular criteria and no particular criterion is a prerequisite for each prospective nominee. While neither the Board nor the Nominating and Corporate Governance Committee as a specific diversity policy relating to the composition of the Board, our Board believes that the backgrounds and qualifications of its Directors, considered as a group, should provide a composite mix of experience, knowledge and abilities that will allow it to fulfill its responsibilities. Our Corporate Governance Guidelines require that if there is a significant change in a Director’s primary job responsibilities, that director must notify the Board and the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee may recommend to the Board that the director tender his or her resignation. In addition, our Corporate Governance Guidelines require that upon attaining the age of 80 years, and annually thereafter, a director is required to notify the Nominating and Corporate Governance Committee that he or she is willing to not stand for re-election at the immediately succeeding Annual Meeting of Stockholders. The Nominating and Corporate Governance Committee will review the director’s continuation on the Board, in light of all the circumstances, and, at its meeting to determine nominees for election to the Board, the Nominating and Corporate Governance Committee will determine whether such director should be nominated to stand for re-election at the Company’s immediately succeeding Annual Meeting.
PROCEDURES FOR CONTACTING THE BOARD OF DIRECTORS
Our Board will give appropriate attention to written communications that are submitted by stockholders, and will respond if and as appropriate. Our Lead Director, with the assistance of our General Counsel, is primarily responsible for monitoring communications from stockholders and for providing copies or summaries to the other directors as he considers appropriate.
Communications are forwarded to all directors if they relate to important substantive matters and include suggestions or comments that the General Counsel considers to be important for the directors to know. In general, communications relating to corporate governance and corporate strategy are more likely to be forwarded than communications relating to ordinary business affairs, personal grievances and matters as to which we receive repetitive or duplicative communications.
Stockholders who wish to send communications on any topic to our Board should address such communications to the Board of Directors, c/o Secretary, Cowen Inc., 599 Lexington Avenue, New York, NY, 10022.
CODE OF BUSINESS CONDUCT AND ETHICS
We have adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. We have posted a current copy of the code on our website, www.cowen.com. In addition, we intend to post on our website all disclosures that are required by law or NASDAQ Stock Market listing standards concerning any amendments to, or waivers from, any provision of the code. You may also request a copy of the code by writing to Cowen Inc., Attn: Secretary, 599 Lexington Avenue, New York, NY 10022.

Director Compensation Table
The following table sets forth compensation information for our non-employee directors for the year ended December 31, 2021.
Director	Fees Earned Paid in Cash ($)	Stock Awards ($)(1)	All Other Compensation ($)(2)	Total
Brett H. Barth	162,500	162,500	5,921	330,921
Katherine E. Dietze	142,500	142,500	—	285,000
Gregg A. Gonsalves	125,000	125,000	—	250,000
Steven Kotler	135,000	135,000	—	270,000
Lawrence E. Leibowitz	62,500	187,500	—	250,000
Margaret L. Poster	125,000	125,000	2,193	252,193
Douglas A. Rediker(3)	—	250,000	—	250,000

(1)
Represents the aggregate grant date fair value calculated in accordance with generally accepted accounting principles, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. For information on the valuation assumptions with respect to awards made, refer to the Company’s Share-Based Compensation and Employee Ownership Plans Note in its financial statements included in its Form 10-K for the year ended December 31, 2021, as filed with the SEC on March 1, 2022. As of December 31, 2021, all outstanding stock awards held by our directors are fully vested.

(2)
Represents dividend equivalents paid on delivered RSUs.

(3)
In 2021, Mr. Rediker elected to receive 100% of their director compensation in RSUs. Please see “Narrative Disclosure Relating to Director Compensation Table” below for additional information regarding non-employee director compensation in 2021.

NARRATIVE DISCLOSURE RELATING TO DIRECTOR COMPENSATION TABLE
In 2021, each of our non-employee directors received annual compensation of  $250,000. Mr. Barth, the Company’s Lead Director, received additional compensation of  $50,000. Ms. Dietze, the Chair of the Audit Committee received additional compensation of  $35,000 per annum. Mr. Barth, the Chair of the Compensation Committee, received additional compensation of  $25,000 per annum, and Mr. Kotler, the Chair of the Nominating and Corporate Governance Committee received additional compensation of  $20,000 per annum. For 2021, a minimum of 50% of a director’s compensation was paid in the form of RSUs. In addition, each director was entitled to elect to receive any amount in excess of 50% of 2021 compensation in the form of RSUs. The RSUs were valued using the volume-weighted average price for the 30-day period prior to our 2021 annual meeting of stockholders. RSUs are vested and not subject to forfeiture; however, except in the event of death, the underlying shares of Class A common stock will not be delivered to the holder for at least one year from the date of grant. Beginning in 2021, cash dividend equivalent payments are converted to additional RSUs and will be delivered to each Director upon the delivery of the underlying shares of Class A common stock. These equity awards are intended to further align the interests of our directors with those of our stockholders. Directors who also are employed as executive officers of the Company receive no additional compensation for their service as a director.
EXECUTIVE OFFICERS OF THE COMPANY
Biographies of the current executive officers of the Company are set forth below, excluding Mr. Solomon’s biography, which is included under “Directors of the Company” above. Each executive officer serves at the discretion of the Board.

JOHN HOLMES. Age 58. Mr. Holmes serves as Chief Operating Officer and serves as a member of the Management Committee of Cowen. Mr. Holmes previously served as the Company’s Chief Administrative Officer and was appointed an executive officer in May 2013. Mr. Holmes was the Head of Technology and Operations at Cowen following the merger between Cowen and Company and Cowen Investment Management (formerly Ramius). Mr. Holmes joined Cowen Investment Management in June 2006 as Global Head of Operations. Prior to joining Cowen Investment Management, Mr. Holmes was Global Head of the Equity Product Team at Bank of America Securities. Mr. Holmes has also held senior operations management positions at Deutsche Bank, Credit Lyonnais and Kidder Peabody. His experience includes treasury, foreign exchange, equity, fixed income & derivative operations. Mr. Holmes is NASD licensed as a General Securities Representative, General Securities Principal and a Financial & Operations Principal.
STEPHEN A. LASOTA. Age 59. Mr. Lasota serves as Chief Financial Officer of Cowen and serves as a member of the Management Committee of Cowen. Mr. Lasota was appointed Chief Financial Officer in November 2009. Prior to the consummation of the business combination of Cowen Holdings and Cowen Investment Management (formerly Ramius) in November 2009, Mr. Lasota was the Chief Financial Officer of Cowen Investment Management and a Managing Director of the company. Mr. Lasota began working at Cowen Investment Management in November 2004 as the Director of Tax and was appointed Chief Financial Officer in May 2007. Prior to joining Cowen Investment Management, Mr. Lasota was a Senior Manager at PricewaterhouseCoopers LLP.
OWEN S. LITTMAN. Age 49. Mr. Littman serves as General Counsel and Secretary of Cowen and serves as a member of the Management Committee of Cowen. Mr. Littman was appointed General Counsel and Secretary in July 2010. Following the consummation of the business combination of Cowen Holdings and Cowen Investment Management (formerly Ramius) in November 2009, Mr. Littman was appointed Deputy General Counsel, Assistant Secretary and Managing Director of Cowen and General Counsel and Secretary of Cowen Investment Management. Mr. Littman began working at Cowen Investment Management in October 2005 as its senior transactional attorney and was appointed General Counsel in February 2009. Prior to joining Cowen Investment Management, Mr. Littman was an associate in the Business and Finance Department of Morgan, Lewis & Bockius LLP.

PROPOSAL 2	ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION ☑ The Board recommends a vote “FOR” the approval, on an advisory (non-binding) basis, of the compensation paid to our named executive officers
We provide our stockholders with the annual opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers. Accordingly, the Company is seeking your vote to approve, on an advisory (non-binding) basis, the compensation of our named executive officers as disclosed in this proxy statement. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Please note that your vote is advisory and therefore will not be binding on the Board, the Compensation Committee or the Company. However, we intend to take the voting results into consideration when making future decisions regarding executive compensation.
As discussed in the Company’s “Compensation Discussion and Analysis,” we seek to closely align the interests of named executive officers with those of the Company’s stockholders. In addition, a substantial portion of the total compensation for each named executive officer is delivered on a pay-for-performance basis and is determined in light of general economic and specific company, industry and competitive conditions. As such, we believe our compensation program provides the right balance of competitive pay and meaningful incentives to align our executives’ interests with the interests of our stockholders and enable us to retain talented executives to support our business objectives.
The Board unanimously supports the Company’s executive compensation program and recommends that stockholders vote in favor of the following resolution:
“RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed in the Company’s proxy statement for the 2022 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the Compensation Discussion and Analysis, the Summary Compensation Table and the other related tables and disclosure, is hereby APPROVED.”
The Board unanimously recommends a vote “FOR” the approval, on an advisory (non-binding) basis, of the compensation paid to our named executive officers, as disclosed in this proxy statement.
COMPENSATION DISCUSSION AND ANALYSIS
In addition to performing the roles and responsibilities described under “Committees of the Board — Compensation Committee” above, our Compensation Committee, which is composed entirely of independent directors, determined the 2021 compensation of our named executive officers:
•
Jeffrey M. Solomon, Chief Executive Officer;

•
Stephen A. Lasota, Chief Financial Officer;

•
John Holmes, Chief Operating Officer; and

•
Owen S. Littman, General Counsel and Secretary.

The above named executive officers represented all of our executive officers as of December 31, 2021.

To assist stockholders in finding important information within this Compensation Discussion and Analysis, we call your attention to the following sections:
ADVISORY VOTE ON EXECUTIVE COMPENSATION AND STOCKHOLDER ENGAGEMENT
2021 Stockholder Outreach
The Company received stockholder approval for both the Advisory Say on Pay vote and the increase in the shares available for issuance under the Amended 2020 Equity Plan vote in 2021. Voting results improved slightly from 2020, with shareholder support at 62.5% for the Advisory Say on Pay and 62.3% for the Amended 2020 Equity Plan, respectively. In light of these results, we undertook a robust outreach campaign to solicit stockholder feedback on our compensation policies and our equity plans beginning in the fall of 2021. We contacted our top 25 stockholders, who hold an estimated 70% of our outstanding Class A common stock, which represents in excess of 80% of our outside stockholder base.
We received requests for engagement from 6 of the 25 stockholders, representing approximately 20% of our outside stockholder base.
Our outreach team, comprised of our Lead Independent Director, who is also the Chair of our Compensation Committee, our Chief Financial Officer, our General Counsel, and our Head of Investor Relations, held virtual meetings with all of the stockholders who requested engagement.

Compensation Practice Changes in Response to Stockholder Feedback
Following our stockholder outreach initiative, the outreach team discussed the feedback received from our stockholders with the Compensation Committee. Additionally, the Compensation Committee obtained feedback, advice and recommendations on improvements to our compensation program from its independent compensation consultant, Pay Governance LLC. The Compensation Committee also reviewed the Company’s performance, the compensation practices of its peers and other materials regarding executive compensation. The Compensation Committee has introduced the following changes to our executive compensation program, partly in response to feedback received from our stockholders:
What We Heard from Stockholders	Action Taken by Company Management and the Compensation Committee
Stockholders recommended that the Company provide additional disclosure regarding the pay determination process.	We have continued to enhance the description in the “Compensation and Philosophy and Objectives” section below to provide a more robust and detailed discussion related to the Compensation Committee’s determinations related to firmwide compensation as well as the compensation of our named executive officers.
Stockholders recommended that the Company use after-tax Return on Common Equity, or ROCE, as an appropriate criterion for performance-based compensation as well as some form of total shareholder return, or TSR, as an additional measure used in the determination of performance-based equity compensation.	The Company added a TSR modifier as a component of Performance Shares awarded in respect of 2020 and in respect of 2021 increased the effect the TSR modifier can have on the Performance Shares. In addition, the Company changed to after-tax ROCE for Performance Shares awarded in connection with 2021 compensation.
Stockholders recommended that the Company consider strengthening the performance goals underlying the Performance Shares given the strong operating performance of the Company in 2020 and 2021.	In addition to changing to after-tax ROCE, the Company increased the performance goals underlying the Performance Shares which will require continued strong operating performance by the Company to achieve the target value contemplated by the Performance Shares.

2021 PERFORMANCE OVERVIEW
The following 2021 financial performance highlights were considered by our Compensation Committee when determining named executive officer compensation for 2021. Economic Income is shown on a pre-tax basis in order to illustrate the factors considered by the Compensation Committee in its 2021 compensation determinations.

Economic Income Revenues ($M)
• Increase of 21% from 2020
$ in millions
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
$939.8
$1,556.3
$1,890.6
2019
2020
2021

Pre-tax Economic Income ($M)
• Increase of 34% from 2020
$ in millions
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$50.5
$320.0
$428.2
2019
2020
2021

Economic Operating Income EPS
• Decrease of 14% from 2020
$ in millions
$14
$12
$10
$8
$6
$4
$2
$0
$2.05
$11.63
$10.00
2019
2020
2021

Economic Operating Income ROCE
$ in millions
50%
45%
40%
35%
30%
25%
20%
15%
10%
5%
0%
9.0%
43.4%
34.6%
2019
2020
2021

•
Record 2021 investment banking Economic Proceeds of  $1,025.7 million were up 41% due to higher capital markets advisory and M&A revenues.

•
2021 brokerage Economic Proceeds increased 12%, due to an increase in cash trading, non-U.S. execution, securities finance, prime services and cross-asset trading.

•
2021 management fees of  $80.5 million increased 36%, driven primarily by higher assets under management in the sustainability, activist and healthcare strategies.

•
Incentive income declined 61% to $33.4 million in 2021. This decrease was primarily related to a decrease in performance fees in our healthcare investments strategy.

•
2021 compensation and benefits costs were $1,050.6 million compared to $864.5 million in 2020. The increase was due to higher 2021 revenues. The economic compensation-to-proceeds ratio was 55.6%, which is unchanged from the prior year period.

•
The Company’s headcount increased from 1,364 in 2020 to 1,534 in 2021.

•
As of December 31, 2021, the Company had assets under management of  $15.8 billion, an increase of $3.3 billion from December 31, 2020.

•
As of December 31, 2021, the Company had book value of  $36.57 per common share, up from book value of  $32.34 per common share as of December 31, 2020.

•
During 2021, the Company repurchased 4,371,291 shares of its Class A common stock for $159.8 million, or an average price of  $36.56 per share under the Company’s existing share repurchase program. In addition, the Company acquired approximately $40.4 million of shares of its Class A common stock as a result of net share settlements relating to the vesting of equity awards or 1,055,620 shares at an average price of  $38.26 per share.
•
The Company established a quarterly dividend payment on its Class A common stock in February of 2020 with a dividend payment of  $0.04 per share. The Company increased the quarterly dividend payment to $0.08 per share in October 2020 and to $0.12 per share in February 2022.

Please refer to the Company’s Segment Reporting Note in its financial statements included on pages F-69 to F-70 of its Form 10-K for the year ended December 31, 2021, as filed with the SEC, for reconciliations of the non-GAAP financial measures above to their most directly comparable GAAP measures.
KEY FEATURES OF OUR EXECUTIVE COMPENSATION PROGRAM
What We Do
•
We pay for performance through a careful quarterly and year-end review of the Company’s financial results, stockholder return and individual performance.

•
We consider peer groups in establishing compensation.

•
The Compensation Committee considers firm-wide initiatives related to the Company’s culture, including those related to inclusion and diversity, in its compensation determinations.

•
We granted performance share awards, or PSAs, to named executive officers in March 2022. The PSAs are earned based on forward-looking performance metrics that consider long-term performance from 2022 through 2024. The PSAs we awarded include after-tax ROCE as a performance measurement in response to shareholder feedback. We had previously calculated ROCE on a pre-tax basis. We also increased the performance goals underlying the PSAs which will require continued strong operating performance by the Company to achieve the target value contemplated by the PSAs. Additionally, we introduced a TSR modifier to the PSAs awarded in February 2021 in response to the stockholder feedback received in 2020 and increased the effect of the TSR modifier in the PSAs awarded in 2022.

•
We have stock ownership guidelines for our directors and executive officers.

•
We have double-trigger equity vesting in the event of a change in control.

•
We require our named executive officers to comply with reasonable restrictive covenants.

•
We subject our deferred bonus awards to named executive officers to a clawback policy.

•
We seek to maintain a conservative compensation risk profile.

•
The Compensation Committee retains an independent compensation consultant.

•
We have an anti-hedging policy, and, during 2021, all executive officers were in compliance with this policy.

What We Don’t Do
•
We do not pay dividend equivalents on unvested RSUs or PSAs.

•
We do not pay tax gross-ups on our limited perquisites.

•
We do not provide “single-trigger” equity vesting in the event of a change in control.

•
We do not provide golden parachute excise tax gross-ups.

•
We do not provide minimum guaranteed bonuses to our named executive officers.

COMPENSATION PHILOSOPHY AND OBJECTIVES
We are focused on building long-term value for the Company. Our named executive officers, who collectively own approximately 4.8% of our outstanding shares of Class A common stock, are financially, strategically and philosophically aligned with our stockholders. Our intention is to base the compensation of our named executive officers on the performance of the Company, with total compensation of our named executive officers increasing or decreasing along with the performance of the Company.
To this end, when Mr. Solomon became our Chief Executive Officer at the beginning of 2018, he emphasized the objective of the Company generating a mid-teens pre-tax Return on Common Equity, or ROCE, by the end of 2020. The Company not only achieved, but far exceeded this goal for the year ended December 31, 2020. Mr. Solomon has since stated that the objective of the Company is to generate a mid-teens after-tax ROCE on a consistent basis. Our plan is to compensate our named executive officers in a manner that will incent them to meet or exceed after-tax ROCE in the mid-teens on a consistent basis, which we believe will create long-term value for our stockholders.
Accordingly, as we think about compensation for our named executive officers, our approach aims to treat our named executive officers fairly when taking into account the Company’s performance while also ensuring their retention given other opportunities that might be available to them.
The chart below illustrates the factors considered by the Compensation Committee in its compensation determinations
Specifically, our compensation programs, including compensation of our named executive officers, are designed to achieve the following objectives:
•
Pay for Performance. A significant portion of the total compensation paid to each named executive officer is variable and is directly tied to the Company’s Economic Operating Income. The amount of compensation available to be paid to our named executive officers is determined based on: (i) the management committee compensation pool based on the Company’s performance as described in more detail below; (ii) the performance of the Company on an absolute basis and through a comparison of our results to competitor firms; (iii) an evaluation of each named executive officer’s contribution to the Company, including contributions related to the revenue and profitability of the Company as well as leadership in alignment with our core values of Vision, Empathy, Sustainability and Tenacious Teamwork; and (iv) specific performance against individual qualitative goals.
•
Align Named Executive Officers’ Interests with Stockholders’ Interests. Our Compensation Committee reviews each named executive officer’s performance as well as the Company’s financial results in the context of the market environment when determining year-end, performance-related compensation allotted from the management committee compensation pool. In addition, our Compensation Committee evaluated the Company’s performance compared to the performance of its peers and also considered an analysis of competitive compensation levels of named executive officers at the Company’s peer firms that was conducted by Pay Governance LLC, the independent compensation consultant to the Compensation Committee. Our Compensation Committee believes year-end, performance-related compensation should be delivered in a combination of short-term and long-term instruments. We believe that deferred cash, equity and equity-related instruments align the interests of our named executive officers with those of our stockholders, help retain key talent, and ensure that our named executive officers are focused on the long-term performance of the Company. In connection with fiscal 2021 bonus payments, each of our named executive officers received a portion of their bonus in cash, deferred cash, RSUs and PSAs. In addition, in March 2022, our named executive officers received profit sharing awards related to the Cowen Digital business as described below (the “CDIG Awards”). Awards granted in connection with the CDIG Awards are subject to a vesting period and will not be realized until certain performance levels are attained in the Cowen Digital business. The Compensation Committee believes that the payment of a significant portion of an employee’s compensation in the form of performance-based awards properly aligns the employee’s interests with those of the Company’s stockholders and effectively mitigates any risks associated with the Company’s compensation practices.

•
Recruiting and Retention. We operate in an intensely competitive industry, and we believe that our success is closely related to our recruiting and retention of highly talented employees and a strong management team. We try to keep our compensation program generally competitive with industry practices so that we can continue to recruit and retain talented executive officers and employees.

2021 COMPENSATION DETERMINATIONS
As noted above, compensation for our named executive officers comes from our management committee compensation pool. The following is a summary of the process for determining the 2021 management committee compensation pool:
Actions Taken at the Beginning of 2021
•
In consultation with the Compensation Committee, at the beginning of 2021, the Company established a targeted Economic Income compensation-to-revenue ratio for the year of between 56% and 57%.

•
The Company has set a goal of achieving mid-teens after-tax ROCE on a consistent basis and this objective was reviewed with the Compensation Committee at the beginning of 2021. ROCE is calculated by taking the sum of the Company’s Adjusted Economic Operating Income divided by the average Common Equity of the Company during the fiscal year (with the average Common Equity for the fiscal year calculated by adding the Common Equity at the beginning of the fiscal year and the Common Equity at the end of the fiscal year and dividing by two).

•
Also at the beginning of the year, we established compensation guidelines, which established the percentage of revenue that the Company plans to allocate to compensation, for revenues generated by each of the Company’s businesses. Each of the Company’s revenue generating businesses has a different compensation guideline. For example, the percentage of revenue we pay as compensation for capital markets-related revenue is different from the percentage of revenue we pay as compensation for mergers and acquisitions advisory-related revenue and is also different from the percentage of revenue we pay as compensation for markets-related revenue. Because we do not know at the beginning of the year the mix of revenue we will have across product lines, we are unable to predict the actual amount of compensation that we are likely to pay at the end of the year with respect to each of our revenue generating businesses.
•
With respect to areas of the firm that do not generate revenue, such as research and business operations, the Company set a targeted budget for compensation in these areas based on expected revenues for the year.

•
The Management Committee Pool, which includes the Company’s named executive officers, is determined after the revenue-generating compensation pools are finalized, as described in more detail below.

Actions Taken During the Course of 2021
•
During the year, the Compensation Committee met on a quarterly basis to review, among other things, the Company’s performance relative to the targeted Economic Income compensation-to-revenue ratio for the year.

•
During the year, management provides the Compensation Committee with information about the relative amounts of revenue being generated by our different business lines as that affects the amount of compensation the Company accrues for compensation under the pre-established guidelines described above. The Compensation Committee then compares the amounts being accrued with respect to the revenue generating businesses to the amounts accrued based on the Company’s overall compensation to revenue ratio.

•
Quarterly meetings with the Compensation Committee also provided an opportunity to discuss any changing dynamics in the markets that may affect positively or negatively the Company’s expected revenues and related compensation accruals.

Actions Taken at the End of 2021 to Determine Compensation
•
At the end of 2021, compensation pools for investment banking, markets and investment management were finalized based on the revenue guidelines established at the beginning of the year, with some modifications made based on the Company’s overall strong performance for the year in each of these areas. The total amount of compensation accrued with respect to the Company’s revenue generating business lines was based on the mix of revenue generated by each of its different business lines.

•
The compensation pool for research was finalized by making adjustments to the budget established at the beginning of the year to account for higher revenues than were expected at the beginning of the year. The compensation pool for business operations was also increased from its budgeted amount to account for the Company’s overall strong performance.

•
The combination of the compensation guidelines established at the beginning of the year for our revenue generating businesses, the budgets established at the beginning of the year for our non-revenue generating employees and the overall compensation to revenue ratio target established at the beginning of the year meant that there was a relatively limited amount of potential compensation that could be allocated to the management committee pool, which includes the CEO and the other executive officers of the Company, in order to stay within the Company wide targeted compensation to revenue ratio of 56%-57%.

•
Once the compensation pools were finalized, the Compensation Committee considered the amount of compensation to be included in the pool for the members of the Company’s management committee, which includes the Company’s named executive officers. This pool was determined with reference to (i) the Economic Income compensation-to-revenue ratio and (ii) the overall Economic Operating Income to Stockholders.

–
The Compensation Committee approved an Economic Income compensation-to-revenue ratio for 2021 of 55.6%, which was below the range established by the Compensation Committee at the beginning of 2021.

–
Management and the Compensation Committee believe that the compensation pool for members of the Company’s management committee, which includes the Company’s named executive officers, should be directly tied to the Company’s operating performance. Accordingly, the Compensation Committee has determined guidelines that the management committee’s participation in the Company’s Economic Operating Income should be a percentage of the total amount of Economic Operating Income, with the management committee’s incremental participation decreasing as Economic Operating Income increases. There is a limit on how much compensation can be paid to the management committee, which includes the CEO and other named executive officers, given the compensation allocated to the Company’s revenue generating businesses under the pre-established guidelines, the compensation allocated to research and business operations based on the budget established at the beginning of the year and the fact that the amount of compensation allocated to the management committee pool decreases as revenue increases.

•
The Company’s pre-tax ROCE for the 2021 fiscal year was approximately 34.6%, well in excess of the mid-teens ROCE that the Company targeted at the beginning of the year.

•
As discussed further below, final compensation decisions for the Company’s named executive officers are made at the discretion of the Compensation Committee out of the available management committee compensation pool. We believe this approach to compensation is consistent with common market practice in the financial services sector, but as noted above, the pool from which compensation is determined is tied directly to the Company’s operating performance for the year. Further, although the size of incentive compensation awards is based on current fiscal year results, a portion of it is delivered in the form of equity awards that vest over time to encourage retention and further link executive pay with longer-term stock performance. In addition, a portion of incentive compensation is also delivered in the form of performance-based awards whose future value is uncertain, ultimately depending on the performance of the Company, and, in the case of the CDIG Awards, on the performance of the Cowen Digital business, over the relevant measurement period.

After the Compensation Committee determined the management compensation pool for 2021 as described above, the Compensation Committee then considered:
•
the named executive officers’ collective and individual contributions to the Company’s strategic initiatives and leadership in 2021;

•
historical compensation information for each named executive officer;

•
the Company’s desire to retain and incentivize its named executive officers;

•
the recommendations of Mr. Solomon, our Chief Executive Officer, regarding total compensation of our named executive officers (other than himself);

•
the financial performance of the Company during 2021 compared to comparable public companies and other companies in the securities industry;

•
a review of public filings and other market data regarding total compensation paid by certain peer investment banks and asset management companies; and

•
base salary, cash bonus, equity awards and all other compensation paid by the compensation peer group.

The Compensation Committee considered the following collective and individual factors in the determinations made for each named executive officer in 2021:
Benefits of the Long-term Partnership Among the Named Executive Officers. One of the key factors to the Company’s resilience during the Covid-19 pandemic and the positioning of the Company for success over the long term has been the more than 15-year partnership among the Company’s named executive officers. Messrs. Solomon, Holmes, Lasota and Littman have been instrumental in the transformation of the Company’s business. They have worked collaboratively on the recruitment and retention of key employees and managers across the platform and oversaw the acquisition and integration of 13 businesses. In 2021, the Company demonstrated its core earnings power and the growing breadth and depth of its capabilities across the platform. This performance is the result of years of strategic investments and careful planning, which has enabled the Company to deliver consistent profitability at a much higher level.
The Compensation Committee recognizes the importance of having and retaining an experienced management team like the one the Company has and, in 2021, this took on even more significance with the ongoing challenges presented by the Covid-19 pandemic.
•
Revenue Generation and Drivers of Profitability. As noted below, each of our named executive officers plays an important role in revenue generation and driving profitability While this may not always be the case with a company’s named executive officers, it is the case with ours. Our named executive officers are not compensated directly based on the revenue they generate or, with respect to Messrs. Holmes, Lasota and Littman, the profitability directly attributable to their teams in business operations, but the Compensation Committee does take this into account when determining compensation for the named executive officers. The Compensation Committee also considered the following individual factors in the determinations made for each named executive officer in 2021:

–
Jeffrey Solomon. Mr. Solomon’s compensation reflected his significant contributions regarding the Company’s record revenue and profitability. Mr. Solomon also played an important role in the acquisition of Portico Capital Advisors (“Portico”), further increasing M&A revenues and increasing capabilities in sectors with an attractive long-term outlook (verticalized software, data and analytics) and complementary to the Company’s technology-enabled services franchise. Mr. Solomon’s compensation also reflected his efforts to recruit and retain talent as well as the further enhancements to the Company’s culture and inclusion and diversity initiatives. Mr. Solomon helped to bring numerous clients into the Company by providing investment banking advice. Mr. Solomon also worked closely with clients in the Company’s markets division, research division and investment management division. Mr. Solomon also played a key role in the development of Cowen Digital, the business created to offer the Company’s institutional clients execution services relating to the trading of digital assets. Mr. Solomon also spent a significant amount of time discussing capital formation and other regulatory matters of interest to the Company through his regular interactions with both the SEC and lawmakers.

–
John Holmes. Mr. Holmes’s compensation reflected his role in the continued enhancement and development of trading capabilities by growing existing infrastructure and implementing new products, including those related to Cowen Digital. Under Mr. Holmes’s leadership, the Company recognized cost savings and process efficiencies by leveraging new and existing technologies. The Compensation Committee also recognized Mr. Holmes’s significant contributions related to the Company’s strategic response to Covid-19 and return to office, creating an approach that provides flexibility as the Company moves towards a hybrid work environment and prioritizes the health and safety of its employees.

–
Stephen Lasota. Mr. Lasota’s compensation reflected significant contributions related to the continued enhancement of the Company’s financial reporting, despite the challenges of employees working remotely due to the Covid-19 pandemic. Mr. Lasota played a leading role in changing the Company’s capital structure and accounting policy to simultaneously optimize for profitability and liquidity. Mr. Lasota also played a significant role in the Company’s revenue-generating captive reinsurance business.
–
Owen Littman. Mr. Littman’s compensation reflected significant contributions related to his efforts to develop, implement and improve comprehensive legal and compliance programs, including with respect to Cowen Digital so that the Company can provide execution services with respect to digital assets. Mr. Littman played a significant role in the merger and integration of Cowen Prime Services and Cowen and Company which resulted in a significant increase in the Company’s net capital. Mr. Littman also played a significant role in the Company’s revenue-generating captive reinsurance business. Mr. Littman played a leading role in the Portico acquisition. Mr. Littman also oversaw the Legal and Compliance strategic hiring process to support the Company’s growing business lines in the international markets. Mr. Littman also spent a significant amount of time discussing capital formation and other regulatory matters of interest to the Company through his regular interactions with both the SEC and lawmakers.

At meetings held on December 14, 2021, December 22, 2021, January 6, 2022, January 13, 2022 and February 25, 2022 and numerous executive sessions following these meetings, the Compensation Committee considered and discussed management’s compensation recommendations for our named executive officers other than the Chief Executive Officer.
Upon consideration of these factors the Compensation Committee approved the Chief Executive Officer’s recommendations for the named executive officers and determined the total pay for our Chief Executive Officer, Mr. Solomon.
COMPENSATION PROGRAM AND PAYMENTS
Base Salary
The purpose of base salary is to provide a set amount of cash compensation for each named executive officer that is not variable in nature and is generally competitive with market practices. We seek to limit the base salaries of our named executive officers such that a significant amount of their total compensation is contingent upon the performance of the Company and the named executive officer during the fiscal year. This was consistent with standard practice within the securities and asset management industries and we believe this allowed us to reward performance.
In 2021 Mr. Solomon received a base salary of  $1,000,000 and each of Messrs. Lasota, Holmes and Littman received a base salary of  $700,000. In April 2022, the Compensation Committee approved an increase in base salaries for Messrs. Lasota, Holmes and Littman to $725,000 each.
Annual Cash Bonus
The Compensation Committee approved annual cash bonus amounts for each of our named executive officers after review and consideration of the above factors and within the scope and confines of the established management committee compensation pool.
Annual cash bonuses are determined based on an informed judgment with final amounts determined at the discretion of the Committee within the confines of the established management committee compensation pool. This is consistent with our view that a significant portion of compensation paid is to be based on the performance of the Company and of each named executive officer.
In 2021, Mr. Solomon received a cash bonus of  $16,000,000, Mr. Lasota received a cash bonus of  $4,613,000, Mr. Holmes received a cash bonus of  $5,056,000 and Mr. Littman received a cash bonus of  $4,613,000.

Deferred Compensation
The annual bonus is typically paid partially in cash, partially in deferred cash and partially in equity. The deferred cash and equity components of the annual bonus are paid in lieu of, not in addition to, a cash payment and are subject to service-based vesting conditions. The Compensation Committee believes that the practice of paying a portion of each named executive officer’s annual bonus in the form of deferred cash and equity awards is consistent with compensation practices at our peer companies and is a useful tool to continue aligning the long-term interests of our named executive officers with the interests of our stockholders.
After determining the aggregate cash values of annual bonuses payable to each of our named executive officers in respect of fiscal 2021, the Compensation Committee considered the percentage of the annual bonus compensation that each of our named executive officers would receive in the form of deferred awards. Jeffrey Solomon, our Chief Executive Officer, developed a proposal for the allocation of annual bonus compensation among the cash and deferred compensation awarded to Messrs. Holmes, Lasota and Littman. The Compensation Committee discussed and ultimately approved the proposal and established an allocation of annual bonus compensation awarded to Mr. Solomon.
Deferred Cash Awards
Deferred cash awards relating to fiscal 2021 annual bonuses were awarded to our named executive officers in February 2021. Mr. Solomon received a deferred cash award of  $4,000,000, Mr. Lasota received a deferred cash award of  $343,500, Mr. Holmes received a deferred cash award of  $372,125 and Mr. Littman received a deferred cash award of  $343,500. The deferred cash awards will vest with respect to 12.5% on August 15, 2022, 12.5% on May 15, 2023, 25% on May 15, 2024, 25% on May 15, 2025 and 25% on May 15, 2026.
Restricted Stock Units (“RSUs”)
RSUs relating to fiscal 2021 annual bonuses were awarded to our named executive officers in February 2022. RSUs will vest with respect to 12.5% on September 1, 2022; 12.5% on June 1, 2023; 25% on June 1, 2024; 25% on June 1, 2025; and 25% on June 1, 2026. To eliminate the impact that a short-term significant price change in the market value of our Class A common stock may have on the number of RSUs that are intended to be delivered to an employee, the Compensation Committee approved valuing the RSU grants using the volume-weighted average price for the 30 trading days ended January 14, 2022, which was the day prior to the date that compensation was first communicated to the Company’s employees. The grant date value of the RSUs equaled $35.60 per share. In 2022, Mr. Solomon received an award of 112,360 RSUs, Mr. Lasota received an award of 9,649 RSUs, Mr. Holmes received an award of 10,453 RSUs and Mr. Littman received an award of 9,649 RSUs.
Performance-Based Compensation
This year, performance-based compensation, which was a key component of overall compensation awarded for 2021, consisted of two components, Performance Share Awards as well as profits interests awards relating to Cowen Digital Holdings LLC.
Performance Share Awards (“PSAs”)
In March 2022, the Company entered into a performance shares award agreement, or PSA Agreement, with each of our named executive officers. Under the terms of the PSA Agreement, each named executive officer was awarded PSAs, based on the attainment of certain performance metrics. Mr. Solomon received 99,986 PSAs, Mr. Lasota received 19,095 PSAs, Mr. Holmes received 21,201 PSAs and Mr. Littman received 19,095 PSAs. The Compensation Committee approved the allocation of PSAs awarded using the same value as the RSUs, or $35.60 per share. The PSAs awarded are subject to a three-year performance period and are scheduled to vest on December 31, 2024. At the end of the performance period, the PSAs will be multiplied by an applicable percentage (set forth below) based on the Company’s after-tax AROCE. The Company changed to the after-tax AROCE performance metric in 2022 in response to shareholder feedback.If the Company’s performance is below the specified threshold, no shares will be delivered to the named executive officers. The resulting number of attained RSUs will then be subject to a multiplier based on the Company’s total shareholder return, or TSR, relative to other companies in the S&P SmallCap 600 Financial Sector Index, or the Index. For the PSAs awarded in 2022, the TSR modifier was increased to 20% from the 10% modifier used for PSAs awarded in 2021.
After-tax AROCE will be calculated by (i) taking the sum of the Company’s Adjusted Economic Operating Income during each of the fiscal years during the Performance Period divided by the average Common Equity of the Company during each such fiscal year (with the average Common Equity for each fiscal year calculated by adding the Common Equity at the beginning of such fiscal year and the Common Equity at the end of such fiscal year and dividing by two) and (ii) dividing such sum by three.
At the end of the performance period, the PSAs will be multiplied by the percentages set forth below based on the Company’s after-tax AROCE with respect to such performance period:
After-Tax AROCE Performance Scale
Performance Level*	3-Year After-Tax AROCE**	Payout Rate***
Below Threshold	Below 8%	0% Payout
Threshold	8%	50% Payout
Above Threshold / Below Target	10%	75% Payout
Target	12.5%	100% Payout
Above Target	15%	125% Payout
Above Target / Below Maximum	17.5%	150% Payout
Maximum (capped)	Greater than 20%	200% Payout

*
Payout for performance between the Threshold and the Maximum will be interpolated.

**
While the Company’s ROCE in 2021 was substantially above the Target rate, the Compensation Committee sets the AROCE Performance Scale based on the objective of achieving consistent after-tax mid-teen ROCE returns over the three year performance period covered by the PSAs. Accordingly, there may be outliers in performance, both positive and negative, during the three year performance period, but the PSAs are structured to reward the Company’s executive officers for meeting the after-tax mid-teen ROCE return over the long-term, which we believe leads to long-term shareholder value creation.

***
Payout in excess of 120% of target for the 2021 PSAs will be settled in cash.

In addition to ROCE being measured on an after-tax basis in the PSAs awarded in 2022 compared to being measured on a pre-tax basis for PSAs awarded in 2021, the Company also increased the performance metrics themselves as described below:
Changes to AROCE Performance Scale in 2022 vs. 2021
Performance Level	Pre-Tax 2021 3-Year AROCE	After-Tax 2022 3-Year AROCE	Payout Rate
Below Threshold	Below 8%	Below 8%	0% Payout
Threshold	8%	8%	50% Payout
Above Threshold / Below Target (Level Introduced in 2021)	—	10%	75% Payout
Target	10%	12.5%	100% Payout
Above Target	12%	15%	125% Payout
Above Target / Below Maximum (Level Introduced in 2021)	—	17.5%	150% Payout
Maximum (capped)	Greater than 15%	Greater than 20%	200% Payout
The number of PSAs that become vested and settled at the end of the performance period will equal the product of the preliminary PSAs and the applicable total shareholder return (TSR) modifier, as set forth below, determined based on the Company’s TSR during the performance period versus the TSR of the companies comprising the Index (adjusted as set forth in the award agreement), as of the first day of each performance period for the same period.
3-Year TSR Modifier
Relative TSR Position	Modifier*
25th percentile and below	0.8
50th percentile	1.0
75th percentile and above	1.2

*
The relative TSR and resulting modifier will be interpolated between the 25th percentile and below and the 75th percentile. The relative TSR position will be calculated using the following formula where N is the total number of companies in the Index including the Company and R is the Company’s ranking compared to the Index: N-R/N-1.

CDIG Profits Interest Awards
In March 2022, a new plan called the Cowen Digital Holdings 2022 Equity Unit Incentive Plan (the “Cowen Digital Plan”) was established to incentivize management and other personnel who make a substantial contribution to the success of Cowen Digital, the Company’s digital assets business, and to tie a portion of their compensation to the success of the digital assets business. The Cowen Digital Plan allows issuance of up to 2,000,000 non-voting units in Cowen Digital (“Class B units”). The remaining capital of Cowen Digital consists of 8,000,000 voting units in Cowen Digital (“Class A units”), which are currently all owned by the Company.
As of March 1, 2022, an aggregate of 1,487,500 Class B units have been issued to employees of the Company who are working on the Cowen Digital business, including a portion to each of the named executive officers. The Class B units are treated for tax purposes as profits interests. Each award of Class B units is subject to time-based and performance-based vesting conditions. For awards granted in March 2022, 50% of each award

(the time-based portion) vests gradually over five years (subject to acceleration upon a sale or IPO of Cowen Digital) and the remaining 50% (the performance-based portion) will vest only if the recipient continues employment until a sale or IPO of Cowen Digital. Even if vested, Class B units will not be entitled to distributions unless and until a profit distribution hurdle has been met. For awards granted in March 2022, the hurdle is $100 million, which means that the Company must receive distributions from Cowen Digital of at least $100 million before the Class B units share in any distributions. After the hurdle is reached, Class B units share in distributions on a pro-rata basis with other units (Class A and Class B).
Mr. Solomon received 200,000 Class B units and Messrs. Lasota, Holmes and Littman each received 100,000 Class B units as a component of their 2021 long-term performance-based compensation. The fair value of time- based Class B units is determined based on the fair market value of Cowen Digital and consolidated subsidiaries. The fair market value of Cowen Digital and consolidated subsidiaries is calculated utilizing recent transactions, discounted cash flows, and market multiples. The Class B units are then valued using a standard Black Scholes options pricing model. The primary input in determining the fair market value as of March 1, 2022 was recent/pending transactions in Cowen Digital’s underlying investments. Mr. Solomon’s Class B units were given a fair value of  $440,000 and the Class B units awarded to each of Messrs. Lasota, Holmes and Littman were given a fair value of  $220,000. Due to the uncertainty related to payouts under the Cowen Digital Plan, the Company will not recognize expense related to the performance-based portion of the Class B unit awards until there is a probability of payout. The time-based portion of the Class B unit awards are expensed over the five-year period of service required to vest.
FREQUENCY OF SAY-ON-PAY VOTE
Consistent with the preference expressed by our stockholders at our 2017 Annual Meeting of Stockholders, the Board decided that the Company will include an advisory vote to approve the compensation of our named executive officers in our proxy materials every year until the next required advisory vote to approve the frequency of an advisory vote on executive compensation, which will occur no later than our 2023 annual meeting.
Setting Compensation
The Compensation Committee is responsible for approving the compensation paid to our named executive officers as well as certain other highly compensated employees. In making compensation determinations, the Compensation Committee reviews information presented to them by the Company’s management, compensation peer group information and the recommendations of an independent compensation consultant engaged by the Compensation Committee. The Compensation Committee also reviews our compensation-to-revenue ratio on a quarterly basis and may adjust the targeted compensation-to-revenue ratio in order to maintain the Company’s compensation philosophy of aligning the interests of our named executive officers and our stockholders.
Involvement of Executive Officers
Mr. Solomon, our Chief Executive Officer, in consultation with our Chief Financial Officer, our General Counsel, our Chief Operating Officer and employees in our Human Resources department, assists the Compensation Committee in making compensation determinations. These individuals prepare information that is provided to, and reviewed by, the Compensation Committee and the Chief Executive Officer makes recommendations to the Compensation Committee for their consideration. Such information and recommendations include, among other things, recommendations for the percentage of the Company’s Economic Operating Income that should be allocated to the management committee compensation pool, the compensation that should be received by the named executive officers (other than himself) and certain other highly compensated employees; financial information regarding the Company that should be reviewed in connection with compensation decisions; the firms to be included in a compensation peer group; and the evaluation and compensation process to be followed by the Compensation Committee. Our Chief Executive Officer is often invited to participate in Compensation Committee meetings; however, he recuses himself from all discussions regarding his own compensation.
Compensation Consultants
The Compensation Committee exercised its sole authority pursuant to its charter to directly engage Pay Governance LLC. Pay Governance LLC was retained by the Compensation Committee to provide advice, analysis, and assessment of alternatives related to the amount and form of executive compensation. Pay Governance LLC prepared certain Compensation Committee presentation materials (including the peer group data described below) during December 2021 and early 2022 at the request of the Compensation Committee. The Compensation Committee meets with Pay Governance LLC from time to time without management present.
The Compensation Committee engaged Johnson Associates in December 2021 to provide advice and analysis related to the Cowen Digital Plan and the profit interests awarded to certain employees, including our named executive officers.
The Compensation Committee has assessed the independence of Pay Governance LLC and Johnson Associates pursuant to SEC and NASDAQ rules and concluded that no conflict of interest exists that would prevent Pay Governance LLC from independently representing the Compensation Committee. The Compensation Committee reviewed and was satisfied with Pay Governance LLC’s policies and procedures to prevent or mitigate conflicts of interest and that there were no business or personal relationships between members of the Compensation Committee and the individuals at Pay Governance LLC supporting the Compensation Committee.
Compensation Peer Group
The Compensation Committee, with the assistance of its independent compensation consultant, annually identifies a compensation peer group of firms with which we compete for executive talent. Our peer group includes investment banks with revenues and market capitalizations similar to ours as well as companies with significant asset management operations. In making compensation decisions for 2021, our Compensation Committee reviewed compensation information for similarly titled individuals at comparable companies gathered from public filings made in 2021 related to 2020 annual compensation and from subscriptions for other market data. At the request of the Compensation Committee, Pay Governance LLC provides the Compensation Committee with compensation data from other firms of similar size. For 2021, Pay Governance provided the Compensation Committee with peer group compensation data of B. Riley Financial, Evercore Partners Inc., Greenhill & Co., Inc., Houlihan Lokey, Inc., Jefferies Group, Lazard Ltd., Moelis & Company, Oppenheimer & Co. Inc., Perella Weinberg Partners, PJT Partners Inc., Piper Sandler Companies, Raymond James Financial, and Stifel Financial Corp. The Compensation Committee believes that information regarding pay practices at comparable companies is useful in two respects. First, as discussed above, we recognize that our pay practices must be competitive in our marketplace. By understanding the compensation practices and levels of the Company’s peer group, we enhance our ability to attract and retain highly skilled and motivated executives, which is fundamental to the Company’s success. Second, this data is one of the many factors the Compensation Committee considers in assessing the reasonableness of compensation. Accordingly, the Compensation Committee reviewed trends among these peer firms and considered this data when determining our named executive officers’ 2021 annual bonuses and other compensation, but did not utilize the peer firm compensation as a sole benchmark for determining executive compensation.
RELATIONSHIP OF COMPENSATION POLICIES AND PRACTICES TO RISK MANAGEMENT
The Board has discussed whether our compensation policies are reasonably likely to have a material adverse effect on our results. The Board noted that, consistent with our performance-based model, many of our employees receive a significant portion of their compensation through discretionary compensation tied to their individual or business unit performance, or a combination thereof. The Board noted that a lower portion of the Company’s revenues are derived from proprietary trading businesses and that a significant portion of many employees’ compensation is provided in the form of deferred compensation that vests over time, which has the effect of tying the individual employee’s long-term financial interest to the firm’s overall success. The Board believes that this helps mitigate the risks inherent in our business.
The Board noted that our risk management team continuously monitors our various business groups, the level of risk they are taking and the efficacy of potential risk mitigation strategies. Senior management also monitors risk and the Board is provided with data relating to risk at each of its regularly scheduled meetings. The Head of Risk meets regularly with the Board to present his views and to respond to questions. For these reasons, the Board believes that our overall compensation policies and practices are not likely to have a material adverse effect on us.
CLAWBACK POLICY
In March 2015, the Company adopted a clawback policy that allows the Company to recover incentive compensation from any executive officer if that executive officer engages in intentional misconduct that caused or contributed to a restatement of the Company’s financial results. In the event of a restatement, a committee consisting of the non-management members of the Board (the “Independent Director Committee”) will review the performance-based compensation and annual bonus compensation paid in the form of both cash and equity under the Company’s equity and incentive plans to any such executive (the “Awarded Compensation”). If the Independent Director Committee determines, in good faith, that the amount of such performance-based compensation or annual bonus actually paid or awarded to any such executive officer would have been a lower amount had it been calculated based on such restated financial statements (the “Actual Compensation”) then the Independent Director Committee shall, subject to certain exceptions, seek to recover for the benefit of the Company the after-tax portion of the difference between the Awarded Compensation and the Actual Compensation.
EXECUTIVE OFFICER STOCK OWNERSHIP GUIDELINES
The Company adopted stock ownership guidelines on March 18, 2015 that require the Company’s executive officers to hold Company stock or RSUs within the later of the adoption of the policy or five years of being designated as an executive officer. All named executive officers are in compliance with the stock ownership guidelines, which are set forth below.
Chief Executive Officer	8× Base Salary	$8,000,000
Other Executive Officers	3× Base Salary	$2,100,000
ANTI-HEDGING POLICY
In order to support alignment between the interests of stockholders and employees, the Company maintains an anti-hedging policy that prohibits the “short sale” of Company securities. The policy prohibits employees from trading in options, warrants, puts and calls or similar instruments on Company securities. We allow directors and executive officers to hold up to 50% of their Company stock in a margin account. During 2021, all named executive officers were in compliance with this policy.
PERQUISITES
In 2021, the Company provided certain perquisites, including reimbursement of group term life and long-term disability insurance and tax and financial planning expenses to certain members of senior management, including

Messrs. Solomon, Lasota and Littman. Beginning in 2022, the Company will no longer pay tax and financial planning expenses for members of senior management.
EMPLOYMENT AGREEMENTS
Each of our named executive officers is party to an employment agreement with the Company. The Compensation Committee views the employment agreements as an important tool in achieving our compensation objective of recruiting and retaining talented employees and a strong management team. The severance and change-in-control arrangements provided by the employment agreements are intended to retain our named executive officers and to provide consideration for certain restrictive covenants that apply following a termination of employment. None of our named executive officers have minimum guaranteed bonuses in their employment agreements.
TAX AND ACCOUNTING IMPACT AND POLICY
The financial and income tax consequences to the Company of individual executive compensation elements are important considerations for the Compensation Committee when analyzing the overall design and mix of compensation. The Compensation Committee seeks to balance an effective compensation package for our named executive officers with an appropriate impact on reported earnings and other financial measures.
In designing our compensation and benefit programs, we review and consider the accounting implications of our decisions, including the accounting treatment of amounts awarded or paid to our executives.
In general, Section 162(m) of the Code generally denies a publicly held corporation a deduction for federal income purposes for compensation in excess of  $1 million per year paid to certain “covered employees.” As in prior years, the Compensation Committee will continue to take into account the tax and accounting implications (including with respect to the expected lack of deductibility under the revised Section 162(m)) when making compensation decisions, but reserves its right to make compensation decisions based on other factors as well if the Compensation Committee determines it is in its best interests to do so. The Compensation Committee may, from time to time, design programs that are intended to further our success, including by enabling us to continue to attract, retain, reward and motivate highly-qualified executives that may not be deductible as a result of the limitations on deductibility under Section 162(m).
COMPENSATION COMMITTEE REPORT
The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis with management and has recommended to the Board the inclusion of the Compensation Discussion and Analysis in the Form 10-K and in the definitive proxy statement for our 2022 Annual Meeting of Stockholders.
Compensation Committee of the Board of Directors of Cowen Inc.
Brett H. Barth, Chair
Lawrence E. Leibowitz
Margaret L. Poster
Douglas A. Rediker

Summary Compensation Table
The following table sets forth compensation information for our named executive officers in 2021.
Name & Principal Position	Year	Salary ($)	Bonus ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)	Total ($)
Jeffrey M. Solomon Chief Executive Officer	2021	1,000,000	16,000,000	8,383,130	3,176,410(3)	28,559,540
	2020	1,000,000	13,000,000	3,157,115	1,833,388	18,990,503
	2019	950,000	1,300,000	3,588,250	1,640,563	7,478,814
Stephen A. Lasota Chief Financial Officer	2021	700,000	4,613,000	595,292	384,635(3)	6,292,927
	2020	700,000	4,847,295	899,110	373,870	6,820,275
	2019	700,000	1,212,500	854,236	353,358	3,120,094
John Holmes Chief Operating Officer	2021	700,000	5,056,000	595,292	405,860(3)	6,757,152
	2020	700,000	5,347,295	927,220	386,842(3)	7,361,357
	2019	700,000	927,220	926,630	361,137	3,235,267
Owen S. Littman General Counsel and Secretary	2021	700,000	4,613,000	595,292	389,075(3)	6,299,141
	2020	700,000	4,847,295	899,110	366,686	6,818,910
	2019	700,000	1,212,500	890,424	351,955	3,154,879

(1)
The amounts in this column reflect cash bonuses paid to the named executive officers in 2022 from the bonus pool established in respect of performance during the 2021 year.

2)
The entries in the stock awards column reflect the aggregate grant date value of the RSU and PSA awards granted in 2021 in connection with 2020 performance in accordance with FASB ASC 718, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The value of the PSA awards reflects the grant date value of the awards based on the target level of performance, which is less than the maximum possible value. The grant date value of the PSA awards assuming that the highest level of the applicable performance conditions will be achieved is $4,603,130 for Mr. Solomon and $1,190,584 for Messrs. Lasota, Holmes and Littman, respectively. For information on the valuation assumptions with respect to awards made, refer to the Company’s Share-Based Compensation and Employee Ownership Plans Note in its financial statements included in its Form 10-K for the year ended December 31, 2021, as filed with the SEC.

(3)
Other compensation includes:

Other Compensation ($)	Jeffrey M. Solomon	Stephen A. Lasota	John Holmes	Owen S. Littman
Vested Deferred Cash Awards	3,052,196	354,410	382,436	365,897
Dividend Equivalents	70,722	23.029	23,424	23,178
Tax and Financial Planning	53,492	7,195	—	1,774

GRANTS OF PLAN BASED AWARDS
The following table provides information regarding grants of compensation-related, plan based awards made to the named executive officers during fiscal year 2021. These awards are also included in the Summary Compensation Table above.
	Estimated Future Payouts Under Equity Incentive Plan Awards(1)
	Grant Date	Corporate Action Date	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Shares of Stock or Units (#)(2)	Grant Date Fair Value of Stock Awards ($)(3)
Jeffrey M. Solomon	2/17/2021	2/4/2021		—	—	175,717	6,081,565
	2/17/2021	2/4/2021	33,250	66,500	133,000	—	2,301,565
Stephen A. Lasota	2/17/2021	2/4/2021	8,600	17,200	34,400	19,490	595,292
John Holmes	2/17/2021	2/4/2021	8,600	17,200	34,400	21,099	595,292
Owen S. Littman	2/17/2021	2/4/2021	8,600	17,200	34,400	19,490	595,292

(1)
The amounts reported in these columns represent Performance RSUs that are scheduled to vest on December 31, 2023 based on the attainment of AROE targets, subject to the named executive officer’s continued employment through the applicable vesting date. These columns represent the number of Performance RSUs that vest at threshold achievement, target achievement and maximum achievement of the performance metrics applicable to such awards. At or below the threshold performance level, no shares will be paid out. At the maximum performance level, payout in excess of 120% will be settled in cash.

(2)
RSUs will vest with respect to 25% on December 1, 2021, 25% on December 1, 2022, 25% on December 1, 2023 and 25% on December 1, 2024.

(3)
The entries in the “Grant Date Fair Value of Stock Awards” column reflect the aggregate grant date fair value of the awards granted in 2021 computed in accordance with FASB ASC 718, disregarding for this purpose the estimate of forfeitures related to service based vesting conditions. The value of the PSA awards reflects the grant date value of the awards based on the target level of performance, which is less than the maximum possible value. The grant date value of the PSA awards assuming that the highest level of the applicable performance conditions will be achieved is $4,603,130 for Mr. Solomon and $1,190,584 for Messrs. Lasota, Holmes and Littman, respectively. For information on the valuation assumptions with respect to awards made, refer to the Company’s Share-Based Compensation and Employee Ownership Plans Note in its financial statements included in its Form 10-K for the year ended December 31, 2021, as filed with the SEC.

NARRATIVE DISCLOSURE RELATING TO SUMMARY COMPENSATION TABLE AND GRANTS OF PLAN-BASED AWARDS TABLE
Employment Agreements
In January 2020, the Company entered into amended and restated employment agreements with Messrs. Solomon, Holmes, Lasota and Littman (the “Employment Agreements”). The Employment Agreements provide for the following material terms:
•
An initial term that expired December 31, 2020. Following the expiration of the initial term, the terms of the agreements automatically extend for successive one-year terms, unless either party elects not to extend the term.

•
A minimum annual base salary of  $1,000,000 for Mr. Solomon and $700,000 for Messrs. Holmes, Lasota, and Littman. Each named executive officer is also eligible to receive an annual performance-based bonus as determined by the Compensation Committee. The Employment Agreements provide that the Company may pay all or a portion of any annual bonus in the form of restricted securities, other stock or security-based awards, deferred cash, or other deferred compensation. The Employment Agreements do not provide for a minimum annual bonus.

•
Pursuant to Mr. Solomon’s Employment Agreement, if Mr. Solomon’s employment is terminated by the Company without Cause or Mr. Solomon resigns for Good Reason (as such terms are defined in the Solomon Agreement) prior to, in connection with or following a Change in Control (as described in the Solomon Agreement), then subject to Mr. Solomon executing and not revoking a release of claims, he will be entitled to a lump sum severance payment equal to two and one-half times the sum of  (x) Mr. Solomon’s base salary on the date of termination plus (y) the average of the highest annual bonuses paid to Mr. Solomon in two of the three calendar years preceding his date of termination, except that the foregoing severance amount will not be less than $3,250,000 or greater than $5,000,000 if Mr. Solomon’s termination occurs prior to a Change in Control (such payments will continue to be subject to the existing Internal Revenue Code Section 280G “modified cutback” provisions).

•
If Mr. Solomon elects to transition to Senior Advisor status upon reaching age 55, the terms of Mr. Solomon’s service as a Senior Advisor will be governed by the Senior Advisor Agreement. In particular, Mr. Solomon’s service as a Senior Advisor will continue until the earliest of  (i) 15 days following Mr. Solomon’s written notice that he is terminating as a Senior Advisor, (ii) the second anniversary of the date he commences Senior Advisor status, (iii) the date of Mr. Solomon’s death or disability and (iv) the date Mr. Solomon is terminated by the Company for Cause. In consideration for providing Senior Advisor services, Mr. Solomon will receive a base salary at an annualized rate of  $150,000 and will be entitled to secretarial and administrative support. Mr. Solomon will also be entitled to receive certain additional benefits while a Senior Advisor, including office space (or, at the Company’s election, payment of up to $60,000 per year for office space), financial planning services at the Company’s expense and continued payment by the Company of life insurance premiums.

•
Pursuant to the Executive Agreements with Messrs. Holmes, Lasota and Littman (collectively, the “Executive Agreements”), if the executive’s employment is terminated by the Company without Cause or the executive resigns for Good Reason (each as described in the Executive Agreements) prior to a Change in Control (as described in the Executive Agreements), the executive will receive a lump sum cash payment equal to one and one-half times the sum of  (x) the executive’s base salary in effect at the end of the calendar year immediately preceding termination plus (y) the average of the highest annual bonuses paid to the executive in two of the three calendar years preceding his date of termination (such sum, the “Severance Amount”), except that the foregoing severance amount will not be greater than $1,500,000. Pursuant to the Executive Agreements, if the executive’s employment is terminated by the Company without Cause or the executive resigns for Good Reason in connection with or following a Change in Control, the executive will receive a lump sum cash payment equal to two and one-half times the Severance Amount, which lump sum will not be subject to a cap. The Executive Agreements require the executives to execute and not revoke a release of claims as a condition to receiving severance payments (such payments will continue to be subject to the existing Internal Revenue Code Section 280G “modified cutback” provisions).

•
In the event that the executive retires after attaining age 57.5 (or age 55, in the case of Mr. Solomon) and provides the Company with at least 90 days’ advance notice, all outstanding equity awards and unvested deferred compensation then held by the executive will continue to vest in accordance with their terms as if the executive had continued to be an active employee of the Company, provided he does not engage in competitive activity at any time prior to the applicable vesting date and refrains from interfering with the Company’s employees and customers for 12 months following his retirement. Messrs. Holmes, Lasota and Solomon have reached the Executive Agreement retirement age.

•
Customary confidentiality and invention assignment covenants, as well as an indefinite mutual non-disparagement covenant. In addition, these executives have agreed not to compete with, or solicit customers or employees of, the Company during the term of the employment agreement and for a period of 180 days for Mr. Solomon and 120 days for Messrs. Holmes, Lasota and Littman.

2020 Equity Incentive Plan
Effective as of June 22, 2020, the Company adopted the 2020 Equity Incentive Plan which provided for the issuance of 3,000,000 Shares of Class A common stock. The 2020 Equity Incentive Plan was amended in June 2021 to increase the amount of Class A common stock available for issuance under the 2020 Equity Incentive Plan by 2,000,000 shares (the “2020 Plan”).
The 2020 Plan reserved 5,000,000 shares of Class A common stock for delivery to participants and their beneficiaries under the 2020 Plan, subject to adjustment in the event of any stock split, reverse stock split, stock dividend, recapitalization, combination of shares, reclassification of shares, spin-off, or other similar change in capitalization or event. Shares delivered under the 2020 Plan may be either treasury shares or newly issued shares. For purposes of determining the remaining ordinary shares available for grant under the 2020 Plan, if any shares subject to an award are forfeited, cancelled, exchanged, or surrendered, or if an award terminates or expires without a distribution of shares, those shares will again be available for issuance under the 2020 Plan. However, shares of stock that are exchanged by a grantee or withheld by us as full or partial payment in connection with any award under the 2020 Plan, as well as any shares of stock exchanged by a grantee or withheld by us to satisfy the tax withholding obligations related to any award under the 2020 Plan, will not be available for subsequent awards under the 2020 Plan.
The 2020 Plan provides that generally, unless otherwise determined by the Compensation Committee or as set forth in an award or employment agreement, in the event of a change in control (as defined in the 2020 Plan), all outstanding awards shall become fully vested and exercisable and all restrictions, forfeiture conditions or deferral periods on any outstanding awards shall immediately lapse, and payment under any awards shall become due. The Compensation Committee has determined that all awards to our named executive officers under the 2020 Plan will vest on a double-trigger basis in the event of a change in control.

OUTSTANDING EQUITY AWARDS AT 2021 FISCAL YEAR END
The following table contains certain information regarding equity awards held by the named executive officers as of December 31, 2021.
	Stock Awards
	Number of Shares that Have Not Vested (#)	Market Value of Shares that Have Not Vested ($)(1)	Equity Incentive Plan Awards: Number of Unearned Units That Have Not Vested (#)	Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested ($)(1)
Jeffrey M. Solomon
2019 RSU Award(2)	80,435	2,903,704	—	—
2019 PSA Award(3)	—	—	28,000	1,010,800
2020 RSU Award(4)	97,449	3,517,909	—	—
2020 PSA Award(5)	—	—	27,000	974,700
2021 RSU Award(6)	131,788	—	—	4,757,547
2021 PSA Award(7)	—	—	33,250	1,200,325
Stephen A. Lasota
2018 Incentive Award(8)	8,993	324,647	—	—
2019 RSU Award(2)	9,413	339,809	—	—
2019 PSA Award(3)	—	—	17,500	631,750
2020 RSU Award(4)	14,618	527,710	—	—
2020 PSA Award(5)	—	—	17,000	613,700
2021 PSA Award(7)	—	—	8,600	310,460
John Holmes
2018 Incentive Award(8)	17,986	649,295	—	—
2019 RSU Award(2)	11,543	416,702	—	—
2019 PSA Award(3)	—	—	17,500	631,750
2020 RSU Award(4)	15,825	571,283	—	—
2020 PSA Award(5)	—	—	17,000	613,700
2021 PSA Award(7)	—	—	8,600	310,460
Owen S. Littman
2018 Incentive Award(8)	8,993	324,647	—	—
2019 RSU Award(2)	10,476	378,184	—	—
2019 PSA Award(3)	—	—	17,500	631,750
2020 RSU Award(4)	14,618	527,710	—	—
2020 PSA Award(5)	—	—	17,000	613,700
2021 PSA Award(7)	—	—	8,600	310,460

(1)
The values in the column are based on the $36.10 closing price of our Class A common stock on the NASDAQ Global Select Market on December 31, 2021.

(2)
RSUs awarded on February 20, 2019 vest with respect to 12.5% on September 1, 2019, 12.5% on May 15, 2020, 25% in May 15, 2021, 25% on May 15, 2022 and 25% on May 15, 2023.

(3)
PSAs awarded on April 1, 2019 will, to the extent earned, vest on December 31, 2021. These PSAs are scheduled to vest based on the attainment of AROCE target for the applicable performance period, subject to the named executive officer’s continued employment through the applicable vesting date. In accordance with SEC rules, the number of unearned PSAs is reported in the “Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested” column based on achieving threshold performance goals (i.e., 50% of target).

(4)
RSUs awarded on February 19, 2020 vest with respect to RSUs will vest with respect to 12.5% on December 1, 2020, 12.5% on September 1, 2021, 25% on September 1, 2022, 25% on September 1, 2023 and 25% on September 1, 2024.

(5)
PSAs awarded on July 1, 2020 will, to the extent earned, vest on December 31, 2022. These PSAs are scheduled to vest based on the attainment of AROCE target for the applicable performance period, subject to the named executive officer’s continued employment through the applicable vesting date. In accordance with SEC rules, the number of unearned PSAs is reported in the “Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested” column based on achieving threshold performance goals (i.e., 50% of target).

(6)
RSUs awarded on February 17, 2021 vest with respect to RSUs will vest with respect to 25% on December 1, 2021, 25% on December 1, 2022, 25% on December 1, 2023 and 25% on December 1, 2024.

(7)
PSAs awarded on February 17, 2021 will, to the extent earned, vest on December 31, 2023. These PSAs are scheduled to vest based on the attainment of AROCE target for the applicable performance period, subject to the named executive officer’s continued employment through the applicable vesting date. In accordance with SEC rules, the number of unearned PSAs is reported in the “Equity Incentive Plan Awards: Market Value of Unearned Units That Have Not Vested” column based on achieving threshold performance goals (i.e., 50% of target).

(8)
RSUs awarded on March 29, 2018 will vest on March 10, 2022.

OPTION EXERCISES AND STOCK VESTED
The following table sets forth certain information concerning stock vested during the year ended December 31, 2021. No stock options were exercised by any of the named executive officers in 2021.
Name	Number of Shares Acquired on Vesting	Value Realized on Vesting ($)(1)
Jeffrey M. Solomon	202,391	7,100,633
Stephen A. Lasota	73,973	2,332,098
John Holmes	75,239	2,383,275
Owen S. Littman	74,506	2,354,095

(1)
The value realized upon vesting of the stock awards is based on the $42.17 closing sale price of our Class A common stock on March 10, 2021, the $41.27 closing sale price of our Class A common stock on May 15, 2021, the $40.39 closing sale price of our Class A common stock on June 1, 2021, the $36.44 closing sale price of our Class A common stock on September 1, 2021 and the $35.12 closing sale price of our Class A common stock on December 1, 2021, the applicable vesting dates of the awards.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL
Pursuant to the employment agreements with our named executive officers, upon certain terminations of employment or a change in control of the Company, our named executive officers are entitled to certain payments of compensation and benefits as described above under “Narrative Disclosure Relating to Summary Compensation Table and Grants of Plan-Based Awards Table — Employment Agreements.” The table below reflects the amount of compensation and benefits that would have been payable to each named executive officer in the event that the named executive officer had experienced the following events as of December 31, 2021: (i) a termination for cause or resignation, or voluntary termination, (ii) involuntary termination, (iii) an involuntary termination that occurs in connection with a change in control, (iv) termination by reason of an executive’s death, or (v) termination by reason of an executive’s disability.
			Triggering Events
Name	Type of Payment	Voluntary Termination ($)	Involuntary Termination ($)	Involuntary Termination in Connection with a Change in Control(4)(5) ($)	Death ($)	Disability ($)
Jeffrey M. Solomon	Cash Severance(1)	—	28,035,271	40,685,251	22,936,125	22,936,125
	Equity Acceleration(2)	—	14,364,984	14,364,984	14,364,984	14,364,984
	Total	—	42,400,255	55,050,235	37,301,109	37,301,109
Stephen A. Lasota	Cash Severance(3)	—	5,818,455	9,731,952	4,318,455	4,318,455
	Equity Acceleration(2)	—	2,748,076	2,748,076	2,748,076	2,748,076
	Total	—	8,566,531	12,480,028	7,066,531	7,066,531
John Holmes	Cash Severance(3)	—	6,177.378	10,377.375	4,677.378	4,677.378
	Equity Acceleration(2)	—	3,193,189	3,193,189	3,193,189	3,193,189
	Total	—	9,370,567	13,570,564	7,870,567	7,870,567
Owen S. Littman	Cash Severance(3)	—	5,849,283	9,749,281	4,349,283	4,349,283
	Equity Acceleration(2)	—	2,786,451	2,786,451	2,786,451	2,786,451
	Total	—	8,635,734	12,535,732	7,135,734	7,135,734

(1)
Includes the value of a cash payment equal to the sum of  (i) the average of Mr. Solomon’s 2019 and 2020 annual bonuses (the highest annual bonuses paid to Mr. Solomon in two of the three calendar years), comprised of cash bonus, deferred cash and deferred equity ($15,274,980), (ii) two and one-half times the sum of Mr. Solomon’s 2019 base salary ($950,000) and the average of Mr. Solomon’s 2019 and 2020 annual bonuses (subject to a $3.25 million minimum and a $5 million limit), (iii) a cash payment equal to 24 months of COBRA premiums, and (iv) the value of acceleration of unvested deferred cash compensation ($7,661,145, including interest accrued through December 31, 2020), which is payable to Mr. Solomon pursuant to the terms of his employment agreement.. In connection with an involuntary termination following a change in control, the $5 million cash limit would not apply to the Cash Severance payment. Had Mr. Solomon experienced a termination by reason of death or disability, he would have been entitled to a cash payment equal to the sum of the amounts described under clauses (i), (iii), and (iv) above.

(2)
Includes the value of acceleration of all unvested shares of restricted stock and all performance share and PSA awards, based on a price of  $36.10 per share, which was the closing price of our Class A common stock on the NASDAQ Global Select Market on December 31, 2021. Pursuant to their employment agreements and the applicable award agreements, the executives are entitled to immediate vesting of outstanding equity awards upon an involuntary termination or a termination by reason of death or disability, except for the PSAs granted in April 2019, June 2020 and February 2021, which will, upon an involuntary termination, remain outstanding until the completion of the applicable performance period without regard to the continued service requirement and will vest based on the actual level of the attainment of the applicable performance goals. For reporting purposes, target level performance was assumed. In addition, pursuant to the terms of the applicable award agreements, unvested equity awards will vest in the event that a change in control occurs and, following such change in control, the executive’s compensation or job responsibilities are reduced materially or the equity securities of the Company cease to trade on a national securities exchange, except for the PSAs granted in April 2019 and June 2020, which will vest based on the target level of the applicable performance goals, subject to the named executive officer’s continued employment through the applicable vesting date.

(3)
Includes the value of a cash payment equal to the sum of  (i) the average of the 2019 and 2020 annual bonus comprised of cash bonus, deferred cash and deferred equity ($3,663,498, $3,949,998 and $3,649,998 ) for Messrs. Lasota, Holmes and Littman, respectively, (ii) one and one-half times the 2020 base salary and the average of the 2019 and 2020 annual bonuses for Messrs. Lasota, Holmes and Littman, respectively (subject to a $1.5 million limit), (iii) a cash payment equal to 24 months of COBRA premiums ($45,581 for Mr. Lasota, $43,754 for Mr. Holmes and $67,410 for Mr. Littman), and (iv) the value of acceleration of unvested deferred cash compensation ($609,376, $683,626 and $631,876) for each of Mr. Lasota, Mr. Holmes and Mr. Littman, respectively, including interest accrued through December 31, 2021), which is payable to Messrs. Lasota, Holmes and Littman pursuant to the terms of their employment agreements. Had Mr. Lasota, Mr. Holmes or Mr. Littman experienced a termination by reason of death or disability, each executive would have been entitled to a cash payment equal to the sum of the amounts described under clauses (i), (iii), and (iv) above.

(4)
Includes the value of the same cash severance payments that would have been payable to Messrs. Lasota, Holmes and Littman in connection with an involuntary termination of employment (as described above), except that the applicable multiplier for the 2020 base salary and the average of the 2019 and 2020 annual bonuses for Messrs. Lasota, Holmes and Littman, respectively will be two and one-half times instead of one and one-half times and will not be subject to the $1.5 million limit. Pursuant to their employment agreements, Messrs. Lasota, Holmes and Littman will be entitled to receive this enhanced cash severance payment in the event of an involuntary termination of employment in connection with or following a change in control. In addition, pursuant to the terms of the applicable award agreements, each executive’s unvested deferred cash compensation will vest in the event that a change in control occurs and, following such change in control, the executive’s compensation or job responsibilities are reduced materially or the equity securities of the Company cease to trade on a national securities exchange.

(5)
Under the employment agreements with Messrs. Solomon, Lasota, Holmes and Littman, severance payable following a change in control would have been subject to a so-called “modified golden parachute cutback” provision pursuant to which “excess parachute payments” would be reduced to the extent such reduction would result in greater after-tax benefits. The amounts disclosed above represent the full amounts payable, without application of any cutback.

PAY RATIO
Pursuant to Item 402(u) of Regulation S-K, presented below is the ratio of annual total compensation of Mr. Solomon, our Chief Executive Officer as of December 31, 2021, to the median annual total compensation of all our employees (excluding our Chief Executive Officer).
To determine the median annual total compensation of all our employees (excluding our Chief Executive Officer), a median employee was identified from the population of our 1,542 employees as of December 31, 2021. We did not include independent contractors in our determination.
In order to identify our median employee, we ranked each of our employees (other than our Chief Executive Officer) based on 2021 awarded compensation. For this purpose, 2021 awarded compensation was composed of each employee’s (i) salary earned during 2021, (ii) annual cash bonus paid in respect of 2021 performance, (iii) deferred cash awards granted in respect of 2021 performance and (iv) and RSUs granted in respect of 2021 performance. In determining 2021 awarded compensation, we did not apply any cost-of-living adjustments or annualize any partial-year compensation.
Once we identified the median employee, we determined that individual’s annual total compensation in accordance with the requirements for determining total compensation in the Summary Compensation Table.
The 2021 annual total compensation for Mr. Solomon, our Chief Executive Officer, as reported in the Summary Compensation Table in this proxy statement, was $28,559,540. The 2021 annual total compensation for our median employee, determined in accordance with the requirements for determining total compensation in the Summary Compensation Table, was $215,000. The ratio of our Chief Executive Officer’s annual total compensation to the annual total compensation of our median employee for 2021 is 133 to 1. We believe that this ratio represents a reasonable estimate calculated in a manner consistent with Item 402(u).
The information disclosed in this section was developed and is provided solely to comply with specific, new legal requirements. We do not use this information in managing our Company. We do not believe this information provides stockholders with a useful mechanism for evaluating our management’s effectiveness, operating results, or business prospects, nor for comparing our company with any other company in any meaningful respect.

SECURITY OWNERSHIP
Beneficial Ownership of Directors, Nominees and Executive Officers
The following table shows how many shares of our Class A common stock were beneficially owned as of May 16, 2022, by each of our directors and named executive officers and by all of our directors and named executive officers as a group. Unless otherwise noted, the stockholders listed in the table have sole voting and investment power with respect to the shares owned by them.
Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
Brett H. Barth	95,789(1)	*
Katherine E. Dietze	12,007(2)	*
Gregg A. Gonsalves	—(3)	*
Lorence Kim	30,000
Steven Kotler	2,500(4)	*
Lawrence E. Leibowitz	8,000(5)	*
Margaret L. Poster	13,547(6)	*
Douglas A. Rediker	—(7)	*
Jeffrey M. Solomon	659,410	2.4%
John Holmes	216,082	*
Stephen A. Lasota	253,370	*
Owen S. Littman	201,075(8)	*
All directors and executive officers as a group (12 persons)	1,491,780	5.4%

*
corresponds to less than 1% of Cowen Inc. Class A common stock,

(1)
The amount presented does not include 4,121 fully-vested RSUs that will be delivered to Mr. Barth upon the one-year anniversary of the grant date.

(2)
The amount presented does not include 67,602 fully-vested RSUs that will be delivered to Ms. Dietze upon her retirement from the Board.

(3)
The amount presented does not include 10,480 fully-vested RSUs that will be delivered to Mr. Gonsalves upon the three-year anniversary of the grant date.

(4)
The amount presented does not include 64,749 fully-vested RSUs that will be delivered to Mr. Kotler upon his retirement from the Board.

(5)
The amount presented does not include the 34,323 fully-vested RSUs that will be delivered to Mr. Leibowitz upon his retirement from the Board.

(6)
The amount presented does not include 3,170 fully-vested RSUs that will be delivered to Ms. Poster upon the three-year anniversary of the grant date.

(7)
The amount presented does not include 62,007 fully-vested RSUs that will be delivered to Mr. Rediker upon his retirement from the Board.

(8)
Includes 275 shares held in custodial accounts on behalf of Mr. Littman’s children.

Beneficial Owners of More than Five Percent of Our Class A Common Stock
Based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as of May 16, 2022, the persons known by us to be beneficial owners of more than 5% of our Class A common stock were as follows:
Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class
BlackRock, Inc.(1) 55 East 52nd Street New York, NY 10055	2,656,131	9.56%
The Vanguard Group(2) 100 Vanguard Boulevard Malvern, PA 19355	1,665,334	6.00%
Azora Capital L.P.(3) 3350 Virginia Street, Suite 219 Coconut Grove, FL 33133	1,497,441	5.39%

(1)
This information is based on a Schedule 13G filed with SEC on February 3, 2022 by BlackRock, Inc. Blackrock reported that it has sole voting power as to 2,493,395 and sole dispositive power as to 2,656,131 shares. The beneficial ownership indicated above represents the aggregate beneficial ownership of BlackRock, Inc., and its subsidiaries, BlackRock Life Limited, Aperio Group, LLC, BlackRock (Netherlands) B.V., BlackRock Advisors, LLC, BlackRock Asset Management Canada Limited, BlackRock Asset Management Ireland Limited, BlackRock Japan Co., Ltd, BlackRock Asset Management Schweiz AG, BlackRock Financial Management, Inc., BlackRock Fund Advisors, BlackRock Fund Managers Ltd., BlackRock Institutional Trust Company, N.A., BlackRock Investment Management, LLC, BlackRock Investment Management (Australia) Limited and BlackRock Investment Management (UK) Limited.

(2)
This information is based on a Schedule 13G filed with the SEC on February 9, 2022 by The Vanguard Group (“Vanguard”). Vanguard reported that it has shared voting power as to 28,381 shares, sole dispositive power as to 1,615,975 shares and shared dispositive power of 49,369 shares.

(3)
This information is based on a Schedule 13G filed with the SEC on February 14, 2022 by Azora Capital L.P., Azora Capital GP LLC and Ravi Chopra (“Azora”). Azora reported that it has shared voting and dispositive power as to 1,456,873 shares.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
Section 16(a) of the Securities Exchange Act of 1934 requires our executive officers and directors to file initial reports of ownership of our securities and reports of changes in ownership of our securities with the Securities and Exchange Commission.
Based on a review of copies of such reports and on written representations from our executive officers and directors, we believe that all Section 16(a) filing and disclosure requirements applicable to our executive officers and directors for 2021 have been satisfied.
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
Compensation Committee Interlocks and Insider Participation
The Compensation Committee is comprised entirely of non-employee directors, none of whom has ever been an officer or employee of the Company and none of whom had any related person transaction involving the Company. None of our executive officers (1) served as a member of the board of directors or Compensation Committee of any other entity that had one or more of its executive officers serving as a member of our Compensation Committee or (2) served as a member of the Compensation Committee of any other entity that had one or more of its executive officers serving as a member of our Board during 2021.

TRANSACTIONS IN WHICH RELATED PERSONS HAVE A MATERIAL INTEREST
Side-by-Side Investments
To the extent permissible by applicable law, our executive officers, directors and certain eligible employees, as well as such individuals’ immediate family members and other investors they refer to us, have historically been permitted to invest their own capital either directly in, or in side-by-side investments or managed accounts with, our alternative investment management funds and certain proprietary investment vehicles established by our broker-dealer segment. Side-by-side investments are investments in assets substantially similar to the investments of the applicable fund and the managed accounts are accounts that invest in the asset classes covered by our alternative investment business. Direct investment in managed accounts or side-by-side investments with, our funds by such individuals are generally made on the same terms and conditions as the investments made by other third party investors in the funds, except that such investments are subject to discounted management and performance fees.
Employment Arrangements
Kyle Solomon, the brother of Jeffrey M. Solomon, is a Managing Director of Cowen and Company and earned approximately $2,505,054 in 2021, which amount includes Kyle Solomon’s base salary, cash bonus paid in 2021 relating to 2020 and 2021 performance and approximately $404,034 of deferred cash awards, RSUs granted in prior years that vested during 2021 and cash dividend equivalent payments.
REVIEW AND APPROVAL OF TRANSACTIONS WITH RELATED PERSONS
To minimize actual and perceived conflicts of interests, the Board has adopted a written policy governing transactions in which the Company is a participant, the aggregate amount involved is reasonably expected to exceed $120,000, and any of the following persons has or may have a direct or indirect material interest in the transaction: (a) our executive officers, directors (including nominees) and certain other highly compensated employees, (b) stockholders who own more than 5% of our Class A common stock, and (c) any child, stepchild, parent, stepparent, spouse, sibling, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law or person (other than a tenant or employee) sharing the same household of any person described in (a) or (b) above. These transactions will be considered “related person transactions.”
Unless exempted from such policy as described below, the policy requires that related person transactions must be reported to our General Counsel or Chief Compliance Officer who will then submit the related person transaction for review by our Audit Committee. The Audit Committee will review all relevant information available to it and will approve or ratify only those related person transactions that it determines are not inconsistent with the best interests of the Company. If our General Counsel or Chief Compliance Officer determines that advance approval of a related person transaction is not practicable under the circumstances, the Audit Committee will review, and, in its discretion, may ratify the related person transaction at its next meeting, or at the next meeting following the date that the related person transaction comes to the attention of our General Counsel or Chief Compliance Officer. However, the General Counsel or Chief Compliance Officer may present a related person transaction that arises between Audit Committee meetings to the Chair of the Audit Committee, who will review and may approve the related person transaction, subject to the Audit Committee’s ratification at its next meeting.
It is anticipated that any related person transaction previously approved by the Audit Committee or otherwise already existing that is ongoing will be reviewed annually by the Audit Committee to ensure that such transaction has been conducted in accordance with the previous approval granted by the Audit Committee, if any, and that all required disclosures regarding the related person transaction are made.

In addition to the transactions that are excluded by the instructions to the SEC’s related person transaction disclosure rule, the board anticipates it will determine that the following transactions do not create a material direct or indirect interest on behalf of related persons and, therefore, are not related person transactions for purposes of the policy:
•
interests arising solely from the related person’s position as an executive officer of another entity (whether or not the person is also a director of such entity), that is a participant in the transaction, where (a) the related person and all other related persons own in the aggregate less than a 10% equity interest in such entity, (b) the related person and his or her immediate family members are not involved in the negotiation of the terms of the transaction and do not receive any special benefits as a result of the transaction, (c) the amount involved in the transaction equals less than the greater of  $200,000 or 5% of the annual gross revenues of the company receiving payment under the transaction;

•
a transaction with a significant stockholder, or such stockholder’s immediate family members, who has a current Schedule 13G filed with the SEC with respect to such stockholder’s ownership of our securities; and

•
a transaction that is specifically contemplated by provisions of our charter or bylaws.

The policy provides that transactions involving compensation of executive officers shall be reviewed and approved by the Compensation Committee in the manner specified in its charter.
AUDIT COMMITTEE REPORT AND PAYMENT OF FEES TO OUR INDEPENDENT
REGISTERED PUBLIC ACCOUNTING FIRM
AUDIT COMMITTEE REPORT
The primary function of our Audit Committee is oversight of our financial reporting process, publicly filed financial reports, internal accounting and financial and operational controls, and the independent audit of the consolidated financial statements. The consolidated financial statements of Cowen Inc. for the year ended December 31, 2021, were audited by KPMG LLP, independent registered public accounting firm for the Company.
As part of its activities, the Audit Committee has:
1.
Reviewed and discussed with management and the independent registered public accounting firm the company’s audited financial statements;

2.
Discussed with the independent registered public accounting firm the matters required to be communicated under Auditing Standard No. 1301 (Communications with Audit Committees);

3.
Received the written disclosures and letter from the independent registered public accounting firm required by the Public Company Accounting Oversight Board Ethics and Independence Rule 3526 (Communications with Audit Committees Concerning Independence) regarding their communications with the Audit Committee concerning independence and discussed and confirmed with KPMG, the firm’s independence from the Company and management; and

4.
Discussed with KPMG LLP their independence.

Management is responsible for the Company’s system of internal controls and the financial reporting process. KPMG LLP is responsible for performing an independent audit of the consolidated financial statements in accordance with the standards of the Public Company Accounting Oversight Board and issuing a report thereon. Our Committee’s responsibility is to monitor and oversee these processes.
Based on the foregoing review and discussions and a review of the report of KPMG LLP with respect to the consolidated financial statements, we have recommended to the Board of Directors of Cowen Inc. the inclusion of the audited consolidated financial statements in Cowen Inc.’s Annual Report on Form 10-K for the year ended December 31, 2021, for filing with the SEC.
AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF COWEN INC.
Katherine E. Dietze, Chair
Gregg A. Gonsalves
Steven Kotler
Margaret L. Poster
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FEES AND OTHER MATTERS
The following table presents the aggregate fees billed for services rendered by KPMG LLP, our independent registered public accounting firm for the fiscal years ended December 31, 2021 and December 31, 2020.
	2021	2020
Audit Fees(1)	$6,221,827	$5,653,283
Audit-Related Fees(2)	50,156	47,274
Tax Fees(3)	1,096,363	1,143,687
All Other Fees(4)	235,422	86,100
Total	$7,603,768	$6,930,345

(1)
Audit fees reflect audit fees incurred for the Cowen Inc. integrated audit and quarterly reviews as well as the financial statement audits of its consolidated subsidiaries.

(2)
Audit-Related Fees reflect fees for attestation procedures required by local regulations for consolidated subsidiaries.

(3)
Tax fees reflect tax compliance and tax advisory services.

(4)
All Other Fees relate to due diligence and other non-tax advisory and consulting services.

KPMG LLP also provided services to entities affiliated with Cowen Inc. that were billed directly to those entities and, accordingly, were not included in the amounts disclosed above. These amounts included $1,470,715 and $1,317,500 for the audits of private equity funds, hedge funds and other fund structures within the Cowen Investment Management business for the years ended December 31, 2021 and December 31, 2020, respectively.
AUDITOR SERVICES PRE-APPROVAL POLICY
The Audit Committee has adopted an Audit Committee Policy Regarding Outside Auditor Services which includes a pre-approval policy that applies to services performed for the Company by our independent registered public accounting firm. In accordance with this policy, we may not engage our independent registered public accounting firm to render any audit or non-audit service unless the service was approved in advance by the Audit Committee or the engagement is entered into pursuant to the pre-approval policies and procedures described below.
The pre-approval policy delegates to the Chair of the Audit Committee the authority to pre-approve any audit or non-audit services, provided that any approval by the Chair is reported to the Audit Committee at the Audit Committee’s next regularly scheduled meeting. The Audit Committee may also pre-approve services that are expected to be provided to the Company by the independent registered public accounting firm during the next 12 months and at each regularly scheduled meeting of the Audit Committee, management or the independent registered public accounting firm must report to the Audit Committee each service actually provided to the Company pursuant to the pre-approval.

Our Audit Committee has determined that the provision of the non-audit services described in the table above was compatible with maintaining the independence of our independent registered public accounting firm. The Audit Committee reviews each non-audit service to be provided and assesses the impact of the service on the registered public accounting firm’s independence.

PROPOSAL 3
RATIFICATION OF THE SELECTION OF OUR INDEPENDENT PUBLIC ACCOUNTANT
☑
The Board recommends a vote “FOR” ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2022

The Audit Committee of the Board has selected KPMG LLP to serve as our independent registered public accounting firm for the year ending December 31, 2022. While it is not required to do so, our Board is submitting the selection of KPMG LLP for ratification in order to ascertain the views of our stockholders with respect to the choice of audit firm. If the selection is not ratified, the Audit Committee will reconsider its selection. Representatives of KPMG LLP are expected to be online at the annual meeting, will be available to answer stockholder questions and will have the opportunity to make a statement if they desire to do so. KPMG LLP served as our independent registered public accounting firm for the year ended December 31, 2021.
The Board recommends that you vote “FOR” ratification of the selection of KPMG LLP as the independent registered public accounting firm of Cowen Inc. and our subsidiaries for the year ending December 31, 2022. The affirmative vote of the holders of a majority of our outstanding shares of Class A common stock voting on the proposal is required to ratify this selection. Proxies will be voted “FOR” ratification of this selection unless otherwise specified.

PROPOSAL 4
APPROVAL OF AN INCREASE IN THE SHARES AVAILABLE FOR ISSUANCE UNDER THE 2020 EQUITY INCENTIVE PLAN
☑
The Board recommends a vote “FOR” approval of the increase in shares available for issuance under the 2020 Equity Incentive Plan.

We are asking our stockholders to approve an amendment and restatement of the Cowen Inc. 2020 Equity Incentive Plan (the “2020 Plan”) to increase the number of shares of our Class A common stock for issuance under the 2020 Plan by 3,000,000 shares (the “2020 Plan Amendment”). The 2020 Plan Amendment has been approved by our Board of Directors, upon the recommendation of the Compensation Committee of the Board. Under Nasdaq Stock Exchange rules, the increase in shares available for issuance under the 2020 Plan will not be effective if our stockholders do not approve it.
As of April 30, 2022, there were 3,972,945 full-value shares (and 0 shares of options and SARs) underlying outstanding awards under the 2020 Plan (with the number of shares underlying outstanding unearned performance based-awards calculated based on maximum performance) and 520,068 shares remaining available for issuance under the 2020 Plan (also assuming unearned performance-based awards were subtracted from the share reserve assuming maximum performance).
Our Board believes that the increase in shares available under the 2020 Plan is in the best interests of our stockholders and supports this proposal for the following reasons, as discussed more fully below:
•
Equity compensation supports our pay-for-performance culture and aligns management and stockholder interests.

•
The number of additional shares to be authorized under the 2020 Plan is reasonable and results in total dilution levels consistent with those of our peer companies within the financial services sector.

•
Based on our historical grant practices and certain other assumptions, including the price of our common stock, the additional shares being requested, together with the remaining shares available for issuance under the 2020 Plan, are expected to provide the Company with the ability to grant awards under the 2020 Plan for approximately two years, following which stockholders would be able to reevaluate any additional share authorization request.

•
Consistent with public statements we have made to our stockholders, we have over the past few years targeted repurchases of shares of our common stock in amounts that, at a minimum, are sufficient to offset the number of shares issued to our employees upon vesting of previously awarded RSUs. This has the effect of reducing the number of the Company’s outstanding shares of common stock which, in turn, makes future issuances of RSUs appear to be more dilutive than they otherwise would have been had the number of our outstanding shares increased to account for the vesting of previously awarded RSUs, as illustrated in the chart below. We believe the effects of our share repurchase program should be taken into consideration when evaluating the dilutive impact of the RSU and PSA awards made to our employees.

•
Approval of the increase to the shares available for issuance under the 2020 Plan is critical to Cowen’s future compensation practices and ability to align pay and performance going forward.

–
If the share increase under the 2020 Plan is not approved by stockholders, we expect there will be an insufficient number of shares available to make equity-based compensation awards going forward, which would negatively impact our ability to deliver competitive levels of compensation and effectively align employee and stockholder interests;

–
The inability to grant meaningful equity-based compensation would limit our ability to attract and retain critical talent which has been integral to our past success and remains vital to future performance; and

–
Equity-based compensation is an essential element of our pay-for-performance compensation philosophy, which is designed to drive stockholder value creation

•
The 2020 Plan contains provisions that are consistent with best practices

–
Limitation on Awards to Non-Employee Directors

–
No Discounted Options or Stock Appreciation Rights

–
No Repricing or Cash Buyout or Exchange of Underwater Options or Stock Appreciation Rights Without Stockholder Approval

–
No Transferability

–
No Evergreen (Automatic Replenishment) Provision

–
No Automatic Grants

–
No Reload Options

–
No Dividends or Dividend Equivalents on Options and Stock Appreciation Rights

–
No Dividends Paid Currently on Unvested or Unearned Awards of Restricted Stock or Restricted Stock Units

–
No “Liberal” Change in Control Definition or Single-Trigger Equity Vesting upon a Change of Control

–
No Tax Gross-Ups

Effect of the Board-Approved Stock Repurchase Program on Shares Outstanding
Number of Shares
(A) Shares Outstanding December 31, 2020	26,845,628
(B) Plus: Shares Issued in 2021 under the Equity Incentive Plan	1,711,900
(C) Minus: Shares Repurchased under the Board-Approved Share Repurchase Program	(4,371,291)
(D) Total 2021 Decrease in Shares Outstanding Before Shares Issued in Connection with Acquisitions/Other [(B) — (C)]	(2,659,391)
(E) 2021 Shares Outstanding Before Shares Issued in Connection with Acquisitions / Other [(A) — (D)]	24,186,237
(F) Plus: Shares Issued in connection with Acquisitions/Other	3,592,727
(G) Shares Outstanding December 31, 2021 [(E) + (F)]	27,778,964
(H) 2021 Net Increase in Shares Outstanding Following Share Repurchases [(G) — (A)]	933,336
The Board of Directors recommends that you vote FOR approval of the Increase in Shares Available For Issuance Under the 2020 Equity Incentive Plan. The affirmative vote of the holders of a majority of the outstanding shares of Class A common stock present online or represented by proxy and voting affirmatively or negatively on the proposal is required to approve the 2020 Plan Amendment. Proxies will be voted FOR approval of the share increase unless otherwise specified.

The following paragraphs provide the material details of the 2020 Plan. The following description is qualified in its entirety by reference to the full text of the 2020 Plan, as amended and restated to reflect the 2020 Plan Amendment, which is attached as Appendix A to this proxy statement.
PURPOSE
The 2020 Plan is designed to aid in the Company’s ability to attract and retain critical talent which has been integral to our past success and remains vital to future performance. Equity-based compensation is an essential element of our pay-for-performance compensation philosophy, which is designed to drive stockholder value creation. The 2020 Plan is critical to Cowen’s future compensation practices and ability to align pay and performance going forward and supports our pay-for-performance culture and aligns management and stockholder interests. Accordingly, the Board of Directors has adopted the 2020 Plan and the 2020 Plan Amendment as a part its broader compensation strategy, which has been and will continue to have a material portion of compensation in the form of long-term incentive opportunities.
ADMINISTRATION
The 2020 Plan is administered by the Compensation Committee. The Compensation Committee will have the authority to, among other things, designate participants, grant awards, determine the number of shares of Class A common stock to be covered by awards and determine the terms and conditions of any awards, and construe and interpret the 2020 Plan and related award agreements. The Compensation Committee is also permitted to delegate its authority under the 2020 Plan to officers or employees of the Company, although any award granted to any person who is not an employee of the Company or who is subject to Section 16 of the Exchange Act must be expressly approved by the Compensation Committee.
SHARES SUBJECT TO THE 2020 PLAN
The Company authorized 5,000,000 shares of Class A common stock, or common stock, for issuance pursuant to awards under the 2020 Plan, of which 520,068 shares remained available for issuance as of April 30, 2022. If the stockholders approve the 2020 Plan Amendment, an additional 3,000,000 shares of common stock will be authorized and available for issuance under the 2020 Plan, which, as of May 16, 2022, had a fair market value of  $23.68 per share as reported on the NASDAQ Global Select Market. Awards and the shares authorized under the 2020 Plan are subject to adjustment as described below under “Changes in Capital Structure.” To the extent that all or any portion of an Award is settleable solely in cash, no shares of common stock will be deemed to have been issued pursuant to the 2020 Plan with respect to such Award (or such portion of such Award) nor will any such shares count against the aggregate number of shares of common stock reserved and available for issuance pursuant to the 2020 Plan. Stock-based awards assumed or substituted by the Company or its affiliates as part of a corporate transaction (including from an entity that the Company merges with or into, acquires, or engages with in a similar corporate transaction) will not count against the number of shares of common stock reserved and available for issuance pursuant to the 2020 Plan except as may be required by Section 422 of the Internal Revenue Code. If any award granted under the 2020 Plan (or any portion thereof) expires or is canceled, forfeited, settled in cash or otherwise terminated without delivery of shares to a participant, the undelivered shares will again become available for awards under the 2020 Plan.
The maximum value of any awards granted to any non-employee director in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year, may not exceed $500,000.
ELIGIBILITY
The following individuals are eligible to participate in the 2020 Plan: (i) each employee and officer of the Company or its affiliates, of which there are currently approximately 1,546, (ii) each non-employee director of the Company or its affiliates, of which there are currently eight, (iii) individuals who are not employees or directors of the Company or its affiliates but nonetheless provide services to the Company or its affiliates, and who are designated as eligible by the Compensation Committee, and (iv) prospective employees of the Company or its affiliates, although such individuals may not receive any payment or exercise any rights relating to awards until they have actually commenced employment.
GRANTS OF AWARDS
The Compensation Committee may grant awards of non-qualified stock options, incentive stock options, stock appreciation rights, restricted stock awards, restricted stock unit awards, and other stock-based awards. Awards will vest in accordance with the terms of the applicable award agreement. In addition, no dividends or dividend equivalents will be paid on unvested awards, stock options or stock appreciation rights, or on vested restricted stock units prior to the actual delivery of shares of common stock.
Stock Options. The 2020 Plan provides for the grant of non-qualified stock options. A stock option granted under the 2020 Plan provides a participant with the right to purchase, within a specified period of time, a stated number of shares of common stock at the price specified in the applicable award agreement. The exercise price applicable to a stock option will be set by the Compensation Committee at the time of grant, and to the extent intended to (i) avoid treatment as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Internal Revenue Code or (ii) be an incentive stock option, will not be less than the fair market value of a share of common stock on the date of grant. In the case of a stock option that is a “substitute award” (as such term is defined in the 2020 Plan), the exercise price for such stock option may be less than the fair market value of a share of common stock on the date of grant provided that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Internal Revenue Code and, if applicable, Section 424(a) of the Internal Revenue Code. Further, stock options may not be repriced without stockholder approval. The maximum term of an option granted under the 2020 Plan is ten years from the date of grant (or five years in the case of an incentive stock option granted to a 10% stockholder). Payment of the exercise price of an option may be made in cash, common stock, pursuant to a broker-assisted cashless exercise in accordance with procedures approved by the Compensation Committee, pursuant to a delivery of a notice of  “net exercise,” or in any other form of consideration approved by the Compensation Committee. The 2020 Plan provides that participants terminated for “cause” (as such term is defined in the 2020 Plan) will forfeit all of their stock options, whether or not vested. Participants terminated for any other reason will forfeit their unvested options, retain their vested options, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested options. The 2020 Plan authorizes the Compensation Committee to provide for different treatment of stock options upon termination than that described above, as determined in its discretion.
No incentive stock options may be granted under the 2020 Plan following the tenth anniversary of the earlier of  (i) the date the 2020 Plan was adopted by the Board of Directors and (ii) the date the stockholders of the Company originally approved the 2020 Plan.
Stock Appreciation Rights. A stock appreciation right is a conditional right to receive an amount equal to the value of the appreciation in the common stock over a specified period. The base price applicable to a stock appreciation right will be set by the Compensation Committee at the time of grant, and to the extent intended to avoid treatment as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Internal Revenue Code, will not be less than the fair market value of a share of common stock on the date of grant. In the case of a stock appreciation right that is a “substitute award” (as such term is defined in the 2020 Plan), the base price for such stock appreciation right may be less than the fair market value of a share of common stock on the date of grant provided that such base price is determined in a manner consistent with the provisions of Section 409A of the Internal Revenue Code. The maximum term of a stock appreciation right granted under the 2020 Plan is ten years from the date of grant. Upon exercise of a stock appreciation right, payment in respect of such stock appreciation right may be made in cash, common stock, or other property as specified in the applicable award agreement or as determined by the Compensation Committee, in each case having a value in respect of each share of common stock underlying the portion of the stock appreciation right so exercised, equal to the difference between the base price of such stock appreciation right and the fair market value of one share of common stock on the exercise date. The 2020 Plan provides that participants terminated for “cause” (as such term is defined in the 2020 Plan) will forfeit all of their stock appreciation rights, whether or not vested. Participants terminated for any other reason will forfeit their unvested stock appreciation rights, retain their vested stock appreciation rights, and will have one year (in the case of a termination by reason of death or disability) or 90 days (in all other cases) following their termination date to exercise their vested stock appreciation rights. The 2020 Plan authorizes the Compensation Committee to provide for different treatment of stock appreciation rights upon termination than that described above, as determined in its discretion.
Restricted Stock. An award of restricted stock is a grant of shares of common stock which are subject to limitations on transfer during a restricted period established in the applicable award agreement. Generally speaking, holders of restricted stock will generally have the rights and privileges of a stockholder with respect to their restricted stock. Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock will cease, and as soon as practicable following the termination, the Company will repurchase all of such participant’s unvested shares of restricted stock at a purchase price equal to the original purchase price paid for the restricted stock, or if the original purchase price is equal to $0, the unvested shares of restricted stock will be forfeited by the participant to the Company for no consideration.
Restricted Stock Units. The Compensation Committee may award restricted stock units under the 2020 Plan, which are notional units representing the right to receive one share of common stock (or the cash value of one share of common stock) on a specified settlement date. When a participant satisfies the conditions of the restricted stock unit award, which the Compensation Committee will establish in the applicable award agreement, the Company may settle the award in shares, cash or property, as determined by the Compensation Committee in its discretion. Except as otherwise provided by the Compensation Committee, in the event a participant is terminated for any reason, the vesting with respect to the participant’s restricted stock units will cease, each of the participant’s outstanding unvested restricted stock units will be forfeited for no consideration as of the date of such termination, and any shares remaining undelivered with respect to the participant’s vested restricted stock units will be delivered on the delivery date specified in the applicable award agreement.
Other Stock- or Cash-Based Awards. The 2020 Plan authorizes the Compensation Committee to grant other awards that may be denominated in, payable in, valued in, or otherwise related to shares of common stock or in cash. Such awards and the terms applicable to such awards will be set forth in award agreements.
General. All awards granted under the 2020 Plan are subject to incentive compensation clawback and recoupment policies implemented by the Board of Directors from time to time. In addition, the Compensation Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the 2020 Plan by individuals who are non-United States nationals or are primarily employed or providing services outside the United States, and may modify the terms of any awards granted to such participants in a manner deemed by the Compensation Committee to be necessary or appropriate in order that such awards conform with the laws of the country or countries where such participants are located.
No Repricing of Awards. No awards may be repriced without stockholder approval. For purposes of the 2020 Plan, “repricing” means any of the following: (i) changing the terms of the award to lower its exercise price or base price (other than on account of capital adjustments as described below under “Changes in Capital Structure”),

(ii) any other action that is treated as a repricing under “generally accepted accounting principles,” and (iii) repurchasing for cash or canceling an award in exchange for another award at a time when its exercise price or base price is greater than the fair market value of the underlying common stock.
CHANGES IN CAPITAL STRUCTURE
In the event of any change in the outstanding common stock or the capital structure of the Company, the declaration of any extraordinary dividend, or any change in applicable laws or circumstances which results or could result in the substantial dilution or enlargement of participants’ rights under the 2020 Plan, the Compensation Committee shall adjust the aggregate number of shares of common stock which may be granted pursuant to awards, the number of shares of common stock covered by outstanding awards under the 2020 Plan, and the per-share price of outstanding awards under the 2020 Plan. The Compensation Committee may, in its discretion, provide that an adjustment take the form of a cash payment to the holder of an outstanding award with respect to all or part of an outstanding award, which payment will be subject to such terms and conditions (including timing of payment(s), vesting and forfeiture conditions) as the Compensation Committee may determine in its sole discretion.
CORPORATE EVENTS
Under the 2020 Plan, unless otherwise provided in an award agreement, in the event of a “corporate event” (as defined in the 2020 Plan), the Compensation Committee may, in its discretion, provide for any one or more of the following: (i) require that outstanding awards be assumed or substituted in connection with such event, (ii) accelerate the vesting of any outstanding awards upon the consummation of such event, (iii) cancel outstanding awards upon the consummation of such event and provide award holders with the per-share consideration being received by the Company’s stockholders in connection with such event in exchange for their awards, (iv) cancel all outstanding stock options, stock appreciation rights and other awards subject to exercise, whether vested or unvested, not assumed or substituted in connection with such event as of the consummation of such event, and provide award holders at least 10 days to exercise each such stock option, stock appreciation right or other such exercisable award, as applicable, or (v) replace outstanding awards with a cash incentive program that preserves the value of the replaced awards and contains identical vesting conditions. Pursuant to the 2020 Plan, no award agreement will provide that the vesting of any award that is assumed or substituted in connection with a “change in control” will be accelerated solely by reason of the “change in control,” but rather will accelerate only if the participant experiences an “involuntary termination” of employment within two years of the “change in control.”
NON-TRANSFERABILITY OF AWARDS
Except as otherwise provided by the Compensation Committee, the 2020 Plan provides that awards are generally nontransferable, including, without limitation, transfers to third party financial institutions, other than by will or the laws of descent and distribution, and that restricted stock is generally nontransferable.
TERMINATION AND AMENDMENT
The Board of Directors or the Compensation Committee may amend or terminate the 2020 Plan at any time, except that no amendment may, without stockholder approval, violate the stockholder approval requirements of the national securities exchange on which the common stock is principally listed. Unless sooner terminated, the 2020 Plan will terminate on the date before the tenth anniversary of the date the 2020 Plan was originally approved by the Company’s stockholders.

CERTAIN U.S. FEDERAL INCOME TAX CONSEQUENCES
The following is a brief discussion of the U.S. federal income tax consequences for awards granted under the 2020 Plan. The 2020 Plan is not subject to the requirements of the Employee Retirement Income Security Act of 1974, as amended, and it is not, nor is it intended to be, qualified under Section 401(a) of the Internal Revenue Code. This discussion is not intended to be exhaustive and, among other things, does not describe state local or foreign taxes consequences, which may be substantially different. Holders of awards under the 2020 Plan should consult with their own tax advisors.
Non-Qualified Stock Options and Stock Appreciation Rights. Except as noted below for corporate “insiders,” with respect to nonqualified stock options and stock appreciation rights, (i) no income is realized by a participant at the time the award is granted; (ii) generally, at exercise, ordinary income is realized by the participant in an amount equal to the difference between the exercise or base price paid for the shares and the fair market value of the shares on the date of exercise, and the participant’s employer is generally entitled to a tax deduction in the same amount subject to applicable tax withholding requirements; and (iii) upon a subsequent sale of the stock received on exercise, appreciation (or depreciation) after the date of exercise is treated as either short-term or long-term capital gain (or loss) depending on how long the shares have been held, and no deduction will be allowed to such participant’s employer.
Incentive Stock Options. No income is realized by a participant upon the grant or exercise of an incentive stock option, however, such participant will generally be required to include the excess of the fair market value of the shares at exercise over the exercise price in his or her alternative minimum taxable income. If shares are issued to a participant pursuant to the exercise of an incentive stock option, and if no disqualifying disposition of such shares is made by such participant within two years after the date of grant or within one year after the transfer of such shares to such participant, then (i) upon sale of such shares, any amount realized in excess of the exercise price will be taxed to such participant as a long-term capital gain, and any loss sustained will be a long-term capital loss, and (ii) no deduction will be allowed to the participant’s employer for federal income tax purposes.
Except as noted below for corporate “insiders,” if shares acquired upon the exercise of an incentive stock option are disposed of prior to the expiration of either holding period described above, generally (i) the participant will realize ordinary income in the year of disposition in an amount equal to the excess (if any) of the fair market value of such shares at exercise (or, if less, the amount realized on the disposition of such shares) over the exercise price paid for such shares and (ii) the participant’s employer will generally be entitled to deduct such amount for federal income tax purposes. Any further gain (or loss) realized by the participant will be taxed as short-term or long-term capital gain (or loss), as the case may be, and will not result in any deduction by the employer.
Subject to certain exceptions for disability or death, if an incentive stock option is exercised more than three months following termination of employment, the exercise of the option will generally be taxed as the exercise of a nonqualified stock option.
Other Stock- or Cash-Based Awards. The tax effects related to other stock- or cash-based awards under the 2020 Plan are dependent upon the structure of the particular award.
Withholding. At the time a participant is required to recognize ordinary compensation income resulting from an award, as described above, such income will be subject to federal and applicable state and local income tax and applicable tax withholding requirements. The Company will deduct or withhold, or require the participant to remit to his or her employer, an amount sufficient to satisfy the minimum federal, state and local and foreign taxes required by law or regulation to be withheld with respect to any taxable event as a result of the 2020 Plan.

Section 409A. Certain awards under the 2020 Plan may be subject to Section 409A of the Internal Revenue Code, which regulates “nonqualified deferred compensation” (as defined in Section 409A). If an award under the 2020 Plan (or any other Company plan) that is subject to Section 409A is not administered in compliance with Section 409A, then all compensation under the 2020 Plan that is considered “nonqualified deferred compensation” (and awards under any other Company plan that are required pursuant to Section 409A to be aggregated with the award under the 2020 Plan) will be taxable to the participant as ordinary income in the year of the violation, or if later, the year in which the compensation subject to the award is no longer subject to a substantial risk of forfeiture. In addition, the participant will be subject to an additional tax equal to 20% of the compensation that is required to be included in income as a result of the violation, plus interest from the date that the compensation subject to the award was required to be included in taxable income.
Certain Rules Applicable to “Insiders.” As a result of the rules under Section 16(b) of the Exchange Act, depending upon the particular exemption from the provisions of Section 16(b) utilized, “insiders” (as defined in Section 16(b)) may not receive the same tax treatment as set forth above with respect to the grant and/or exercise or settlement of awards. Generally, insiders will not be subject to taxation until the expiration of any period during which they are subject to the liability provisions of Section 16(b) with respect to any particular award. Insiders should check with their own tax advisers to ascertain the appropriate tax treatment for any particular award.
NEW PLAN BENEFITS
Because awards to be granted in the future under the 2020 Plan are at the discretion of the Compensation Committee, it is not possible to determine the benefits or the amounts received or that will be received under the 2020 Plan by eligible participants.

PROPOSAL 5
APPROVAL OF A CHARTER AMENDMENT TO PERMIT REQUESTS FOR SPECIAL MEETING OF STOCKHOLDERS BY HOLDERS OF 25% OF OUR ISSUED AND OUTSTANDING CAPITAL STOCK ENTITLED TO VOTE ON THE MATTERS TO BE PRESENTED
☑
The Board recommends a vote “FOR” approval of the Charter Amendment to permit requests for Special Meetings of Stockholders by holders of 25% of our issued and outstanding capital stock entitled to vote on the matters to be presented.

Overview
Our stockholders do not presently have the right to request that Cowen call special meetings of stockholders (a “Special Meeting Request Right”). Our Board approved, and is recommending that our stockholders approve, an amendment to our Amended and Restated Certificate of Incorporation that would enable a Special Meeting Request Right as described below.
Currently, Section 4 of Article V of our charter allows special meetings of stockholders to be called only by the chairman of our Board, our Chief Executive Officer or our Board, but not by the stockholders. If stockholders approve this Proposal 5, special meetings of stockholders also may be called, subject to applicable provisions of our bylaws, upon written request from holders of record or beneficial owners representing at least 25% of our issued and outstanding capital stock entitled to vote on the matters to be brought before the proposed special meeting.
This summary of the proposed charter amendment is qualified in its entirety by the text of the relevant section of the proposed charter amendment, which is attached as Appendix B to this proxy statement. Additions to our charter are indicated in Appendix B by underlining and bolded text and deletions are indicated by strike-through and bolded text.
Board Considerations in Recommending the Special Meeting Request Right
In evaluating the advisability of a Special Meeting Request Right, the Nominating and Corporate Governance Committee and our Board considered the benefits and drawbacks of such a right, stockholder feedback, the stockholder special meeting proposal put forth in Proposal 6, trends and best practices in corporate governance and market practice, and the results of last year’s precatory stockholder vote on stockholder action by written consent.  After careful consideration of this information and a balancing of the competing interests discussed below, the Board determined that the adoption of a Special Meeting Request Right, and therefore the charter amendment described in this proposal, are appropriate.
To better inform the Board’s recommendation, we sought feedback about a Special Meeting Request Right from our stockholders during our annual engagement efforts, including their preferences for the ownership threshold required to exercise the right. While our stockholders expressed a variety of preferences and ranges, either in the engagement or in their published policies, we found broad support for a 25% ownership threshold, which was a significant factor in driving the Board’s recommended charter amendment.
Additionally, a 25% ownership threshold is consistent with market practice, and, according to Deal Point Data, a corporate governance database, approximately 50% of the companies included in the S&P 500 that afford stockholders the right to request a special meeting have set the ownership threshold for the exercise of such a right at 25% or greater, while only approximately 24% have adopted a 10% ownership threshold. The Board believes that such a threshold, together with the procedural requirements described further below, strike an appropriate balance by ensuring that special meetings can be called to act on extraordinary and urgent matters, and protecting the long-term interests of Cowen and our stockholders by minimizing the risk that one or a small minority of stockholders will pursue special interests that are not aligned with our stockholders more broadly and cause Cowen to unduly incur substantial costs.
The Board believes stockholders should be permitted to call special meetings, but is mindful of the disruption that special meetings can cause and the substantial costs they entail. Specifically, organizing and preparing for a special meeting involves substantial expense and requires significant attention of our Board and executive management. For every special meeting called, Cowen must provide each stockholder with a notice of meeting and proxy materials at significant legal, printing and mailing expenses, as well as incur the other costs normally associated with holding a stockholder meeting. To this end, the Board believes that Proposal 5 strikes the appropriate balance between enhancing the rights of all stockholders and preventing the disruption and inappropriate use of corporate assets that would arise if the required ownership threshold were set so low that owners of a small minority of our capital stock could call a special stockholder meeting to consider a matter of little or no interest to most stockholders or that a significant majority of our stockholders may oppose.
As part of the Board’s ongoing review of Cowen’s corporate governance principles the Board gave due consideration to the voting results of last year’s precatory vote on a right by stockholders to act by written consent. The Board recognizes that many of Cowen’s stockholders desire that Cowen provide an additional mechanism through which stockholders can exercise their rights regarding important issues affecting the Company’s stockholders. After careful consideration the Board believes that (i) like the right to act by written consent, a Special Meeting Request Right enables time-sensitive matters that are of importance to at least a significant portion of our stockholder base to be timely addressed rather than delayed until our next annual meeting, (ii) a Special Meeting Request Right ensures that all of our stockholders receive full information on stockholder actions proposed to be taken between annual meetings and an opportunity to voice their views and vote on such proposals, which protections would be lost with a right to act by written consent, and (iii) setting the Special Meeting Request Right ownership threshold at 25% rather than at a significantly lower ownership threshold such as 10% protects against a small group of stockholders exploiting their own narrow self-interests, which may not be shared by the majority of our stockholders.
For the reasons outlined above, as well as below in our Board’s Statement in Opposition to Proposal 6, the Board believes that this Proposal 5 is more aligned with market practice and more appropriately balances the rights of stockholders with the long-term interests of Cowen and our stockholders. We note that this Proposal 5 is a binding amendment to our charter requiring a majority of the votes duly cast by the holders of Class A common stock and, if approved, will result in stockholders having a Special Meeting Request Right promptly after the 2022 Annual Meeting of Stockholders.
Overview of Charter Amendment and Amended and Restated Bylaws
If stockholders approve this proposal, we will file the charter amendment promptly with the Secretary of State of the State of Delaware following the 2022 Annual Meeting of Stockholders. If this proposal is not approved, our charter will not be so amended. Regardless of whether this proposal is approved, our Board, the Chair of our Board and our Chief Executive Officer will continue to have the ability to call special meetings of stockholders when, in the exercise of their fiduciary duty, they determine appropriate.
If stockholders approve this proposal, our Board intends to amend and restate the bylaws to establish the procedures and conditions of the Special Meeting Request Right as detailed in Appendix C attached to this proxy statement and summarized below. The anticipated amendment and restatement of our bylaws does not require separate stockholder action. These provisions could be further amended in the future by bylaw amendments adopted by the Board or our stockholders.
The anticipated amended and restated bylaws are intended to minimize the risk of potential abuse, cost and distraction, including as a result of holding multiple stockholder meetings either within a short period of time or to consider matters that have been substantially addressed in the recent past, are scheduled to be substantially addressed in the near future or that are not properly within the scope of stockholder action.
The anticipated amended and restated bylaws will require the Board to call a special meeting of stockholders upon the written request of one or more record or beneficial holders who (a) in the aggregate own shares representing at least 25% of our issued and outstanding capital stock entitled to vote on the matter or matters to be brought before the proposed special meeting and such shares have been owned continuously by such requesting stockholder (or the beneficial owner directing such requesting stockholder) for at least one year and (b) have complied with the requirements set forth in the bylaws. For purposes of determining whether the 25% ownership threshold is satisfied, “ownership” will include only those shares of our capital stock as to which the person possesses (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity to profit from and risk of loss on) such shares; but will exclude derivative securities (as further detailed in the proposed amended and restated bylaws attached as Appendix C to this proxy statement), shares of our capital stock sold in a transaction that has not been settled or closed, and shares of our capital stock borrowed for any purpose or purchased pursuant to an agreement to resell. Multiple stockholder special meeting requests will be considered together for purposes of the 25% ownership threshold if they identify substantially the same purpose (as determined by the Board) and are dated and received within 30 days of the earliest dated request that was properly submitted.
The anticipated amended and restated bylaws will provide that a stockholder seeking to call a special meeting must provide the Company with information similar to the information required for stockholder nominations and proposals at annual meetings under our current bylaws.
If the conditions of the anticipated bylaw amendments are satisfied, we would be required to hold the special meeting no later than 90 days after the Board determines the request satisfies the requirements of the bylaws, unless one of the itemized exceptions summarized below is applicable. Business transacted at the special meeting would be limited to the purpose stated in the stockholder request for a special meeting and any other matters submitted to the meeting by the Board.
The anticipated amended and restated bylaws will provide that the Board will not be required to call a special meeting in the following circumstances: (i) the special meeting request does not comply with the applicable requirements of our bylaws; (ii) the business specified in such request is not a proper subject for stockholder action under applicable law, our charter or our bylaws; (iii)the special meeting request is received by Cowen during the period beginning 90 days prior to the first anniversary date of the preceding annual meeting of stockholders and ending on the date of the final adjournment of the next annual meeting; (iv) two or more stockholder-requested special meetings have been held within the 12-month period prior to Cowen’s receipt of such request; (v) a substantially similar item will be presented at a stockholders’ meeting that has been called or is called and will be held within 90 days after, Cowen’s receipt of the request; (vi)a substantially similar item (including the removal of directors of the appointment of directors to fill any resulting vacancy) was presented at any annual or special stockholders’ meeting held within 120 days prior to Cowen’s receipt of the request; or (vii) any information submitted pursuant to our bylaws by such requesting stockholder is materially inaccurate.
The anticipated amended and restated bylaws will also provide that any disposition of shares by the requesting stockholder (or by the beneficial owner on whose behalf such request is being made) that count toward the 25% ownership threshold will be deemed a revocation of the special meeting request with respect to the shares disposed, and such shares will no longer be counted for purposes of determining whether the 25% ownership threshold requirement has been satisfied. If at any point after delivery of an initial special meeting request unrevoked requests represent less than 25% in voting power of the outstanding shares of capital stock entitled to vote on the matters to be brought before the proposed special meeting, the Board would have the discretion to cancel such special meeting of stockholders. The requesting stockholders will also be required to update the information in the request to ensure that it is true and correct as of the record date for the special meeting and as of ten business days prior to such special meeting.
Our bylaws currently require that stockholders providing notice of business proposed to be brought before an annual meeting of stockholders (whether pursuant to the advance notice or proxy access provisions of our bylaws), update and supplement any notice delivered to the Secretary of the Corporation in connection therewith, as required by our bylaws, not later than five business days after the record date for determining the stockholders entitled to receive notice of the related annual meeting to ensure the information contained in such notice is true and correct as of the record date for such annual meeting. The anticipated amended and restated bylaws will provide that stockholders delivering notice of business proposed to be brought before any annual meeting of stockholders (whether pursuant to the advance notice or proxy access provisions of our bylaws) must, in addition to updating such notice to ensure truth and accuracy as of the record date, update and supplement such notice, as necessary and not less than eight business days prior to the date for such annual meeting or any adjournment or postponement thereof, to ensure the truth and accuracy of the information contained in such notice as of ten business days prior to such annual meeting or any adjournment or postponement thereof. The Board determined that the amendments described in this paragraph are appropriate in light of current trends and best practices in corporate governance and market practice.
The above summary of the anticipated amended and restated bylaws pertaining to the Special Meeting Request Right is qualified in its entirety by the text of the anticipated amended and restated bylaws, which is attached as Appendix C to this proxy statement. Additions to our anticipated amended and restated bylaws contained in Appendix C are indicated by underlining and bolded text and deletions are indicated by strike-through and bolded text.
The Board unanimously recommends that stockholders vote FOR the approval of the charter amendment to permit requests for Special Meetings of Stockholders by holders of 25% of our issued and outstanding capital stock entitled to vote on the matters to be presented.

PROPOSAL 6	THE STOCKHOLDER PROPOSAL ☒ The Board recommends a vote “AGAINST” the stockholder proposal
PROPOSAL 6: STOCKHOLDER PROPOSAL TO ALLOW STOCKHOLDERS HOLDING 10% OF OUR CLASS A COMMON STOCK TO CALL A SPECIAL MEETINGS OF STOCKHOLDERS
Introduction and Board’s Recommendation
Mr. Kenneth Steiner, 14 Stoner Ave., 2M, Great Neck, NY 11021, the beneficial owner of not less than 200 shares of Class A common stock, has advised the Company that he intends to propose a resolution at the Annual Meeting. The text of the stockholder proposal and supporting statement set forth below appear in the form as received by the Company except as indicated in brackets below. All statements contained in the stockholder proposal and supporting statement are the sole responsibility of the proponent.
The Board unanimously recommends that stockholders vote AGAINST Proposal 6 for the reasons set forth in the Board’s Statement in Opposition, which follows the stockholder proposal.
Proposal 6 — Shareholder Right to Call a Special Shareholder Meeting
Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting.
Many companies provide for both a shareholder right to call a special shareholder meeting and a shareholder right to act by written consent. Cowen shareholders have neither right.
It is important to vote for this proposal because we gave 54% support to a 2021 proposal for a shareholder right to act by written consent.
In response to the 2021 proposal, with outstanding 54% support, Cowen management may be tempted, like a number of other companies, to give shareholders a useless right to act by written consent.
Some companies have required that, to initiate written consent, 25% of shares must petition management for the baby step of obtaining a record date. The 2021 proposal that received 54% shareholder support did not call for a percentage of shares to be required to petition for a record date for written consent.
Once a record date is obtained then shareholders are on a tight schedule to obtain the consent of 51% of shares outstanding which is equal to 60% of the shares that vote at the annual meeting.
This turns into a classic Catch-22 dilemma. In order to get a record date, 25% of shares must surrender their contact information to management. Thus it is easier than shooting fish in a barrel for management to use professional proxy solicitors to pester the base of 25% of shares to change their mind and revoke their support for their written consent topic.
Thus while the base of 25% of shares is easily venerable to management attack by deep pockets company money, shareholders must double their number to 51% of shares in a limited time period with money out of their own pockets.

Like the shareholders of many companies we need a shareholder right to call a special shareholder meeting and a shareholder right to act by written consent.
Please vote yes:
Proposal 6 — Shareholder Right to Call a Special Shareholder Meeting
Board’s Statement in Opposition to Proposal 6
The Board agrees that providing stockholders with the right to ask the Company to call a special meeting can be an important corporate governance practice that enhances stockholder rights but given the disruption that special meetings can cause and the substantial costs they entail the Board believes that a small percentage of stockholders should not be given the right to call special of the stockholders for their own interests, which may not be shared by the majority of our stockholders. After balancing these important yet competing interests, the Board concluded that it is in the best interest of the stockholders of the Company to adopt an amendment to its charter permitting holders of 25% (as opposed to 10%) of Cowen’s Class A common stock to call for a special meeting of stockholders as set out under Proposal 5 and therefore the Board unanimously recommends that stockholders vote AGAINST this Proposal 6 and instead approve the Company’s special meeting right proposal outlined in Proposal 5.
Our Company’s Special Meeting Right Proposal Outlined in Proposal 5, as Compared to the Stockholder Proposal in this Proposal 6, is More Consistent with Market Practice
We are recommending that our stockholders approve the charter amendment described in Proposal 5, which would enable stockholders who hold, in the aggregate, at least 25% of our Class A common stock to request a special meeting of stockholders. A 25% ownership threshold is consistent with market practice, and, according to Deal Point Data, a corporate governance database, approximately 50% of the companies included in the S&P 500 that afford stockholders the right to request a special meeting have set the ownership threshold for the exercise of such a right at 25% or greater, while only approximately 24% have adopted a 10% ownership threshold.
Our Company’s Special Meeting Right Proposal Outlined in Proposal 5, as Compared to the Stockholder Proposal in this Proposal 6, More Appropriately Balances Stockholder Rights with the Protection of the Long-Term Interests of Cowen and our Stockholders
In addition to not aligning with market practice, our Board believes that Proposal 6 does not strike the appropriate balance between enhancing stockholder rights and protecting the long-term interests of Cowen and our stockholders. Convening a special meeting can result in substantial expenses to Cowen and requires significant attention of our Board and executive management. One or a small minority of stockholders should not be entitled to cause such a significant diversion of corporate resources to advance their own special interests which may not be shared more broadly by our stockholders. Accordingly, the Board believes that special meetings should be extraordinary events held only if a significant minority of our stockholders is in agreement that a special meeting is necessary to discuss critical, time-sensitive issues that cannot wait until our next annual meeting. A failure to receive 25% support to convene a special meeting is a strong indicator that the issue is unduly narrow and not deemed critical by our stockholders generally. Providing a Special Meeting Request Right at an even lower threshold, such as the 10% threshold provided in this Proposal 6, risks giving a small number of stockholders a disproportionate amount of influence over our affairs and a heightened ability to misuse the right to advance private agendas and interests.
As a result of these considerations and stockholder feedback, the Board believes that the 25% threshold in the Company’s special meeting right proposal outlined in Proposal 5 strikes a more appropriate balance than the 10% threshold in this stockholder proposal between ensuring that stockholders have the right to request a special meeting to act on extraordinary and urgent matters and minimizing the risk that one or a small minority of stockholders will pursue special interests that are not aligned with or in the best interests of the remaining stockholders and cause Cowen to unduly incur substantial costs and distraction.
The Stockholder’s Proposal Would Permit Stockholders Without Full Economic Interests or Voting Rights in the Company to Expend Significant Company Resources for Special Meetings and Unduly Influence Important Corporate Actions
As noted in Proposal 5, the Board believes that only stockholders with full voting, investment, and economic interests in our Class A common stock should be entitled to request that we undertake the burden and cost of calling a special meeting as those stockholders are likely to have the most vested interest in our performance and the outcome of the likely extraordinary matters to be addressed at a special meeting. As such, our Board included an ownership requirement with a one-year holding period in our proposed amendments to our Bylaws. In contrast, the stockholder proposal does not include such an ownership requirement, and as such would permit stockholders with less than full economic interests and voting rights in the Company to influence important corporate actions. For example, the stockholder proposal would permit a 10% “nominal” stockholder (that has fully hedged its exposure to our stock performance through use of derivatives, such that it has no “net” economic exposure) to request a special meeting, even though other stockholders (with unhedged positions that are genuinely exposed to our stock performance) do not wish to incur that expense or divert those resources.
Cowen is Committed to Strong and Effective Corporate Governance Policies and Practices Which Ensure Accountability and Responsiveness to Stockholders
Our existing corporate governance policies and practices demonstrate and promote our accountability to stockholders. The Board regularly reviews our policies, taking into account market practices and trends and stockholder feedback, and takes action when it is deemed advisable and in the best interests of Cowen and our stockholders. Our key substantive stockholder rights and governance practices, discussed more extensively elsewhere in this proxy statement, include:
•
Majority-Independent Board: All of our directors are independent except our CEO, and all three Board committees are comprised exclusively of independent directors.

•
Strong Director Refreshment and Evaluation Practices: Of our independent directors, 56% have joined our Board within the last five years. We employ an annual self-evaluation process for our Board and each Board committee, which is overseen by the Nominating and Corporate Governance Committee.

•
Diverse Board: Our Board reflects diversity in experience, skills, gender, race and age.

•
Annual Elections of the Board: All of our directors are elected annually by our stockholders and stockholders may remove directors with or without cause.

•
Majority Voting: We have a majority voting standard for the election of directors in uncontested elections and equal voting rights for all holders of our Class A common stock.

•
Proxy Access: Stockholders may submit proposals for presentation at an annual meeting (including nominations of director candidates) and have access to the Company’s proxy statement for purposes of nominating directors.

•
No Supermajority Voting Provisions: Cowen does not have super-majority requirements for stockholder action.

•
No Stockholder Rights Plan: We do not maintain a stockholder rights plan or “poison pill”.

•
Board Communication: Stockholders may contact and communicate directly with our Board where appropriate, as described in Procedures for Contacting the Board in this proxy statement.

•
Stockholder Engagement: The Board and Management regularly engage with stockholders on important issues such as executive compensation and other corporate governance topics.

Conclusion
In light of our existing policies and practices and the Company’s special meeting right proposal outlined in Proposal 5, the Board believes that the adoption of the special meeting right requested by this stockholder proposal will risk giving one or a small group of stockholders a disproportionate amount of influence over our affairs at substantial cost and distraction to our Board and management team. Accordingly, the Board has determined that the Company’s Special Meeting Request Right proposal in Proposal 5, and not this stockholder proposal, is in the long-term best interests of Cowen and our stockholders.
The Board unanimously recommends that stockholders vote AGAINST Proposal 6.
Vote Required
The affirmative vote of a majority of the votes duly cast by the holders of Class A common stock is required to adopt this non-binding proposal.
STOCKHOLDER PROPOSALS FOR THE 2023 ANNUAL MEETING
In order for a stockholder proposal to be considered for inclusion in our proxy statement for the 2023 annual meeting of stockholders pursuant to Rule 14a-8 of the SEC, the written proposal must be received at our principal executive offices on or before January 27, 2023. However, in the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the proposal must be received no later than a reasonable time before the Company begins to print and mail its proxy materials. The proposal should be addressed to Cowen Inc., Attention: Secretary, 599 Lexington Avenue, New York, New York, 10022. The proposal must comply with SEC regulations regarding the inclusion of stockholder proposals in company-sponsored proxy materials.
In accordance with our bylaws, a stockholder who wishes to present a proposal for consideration at the 2023 annual meeting, including stockholder nominations for candidates for election as directors that are not proxy access nominations, must deliver a notice of the matter the stockholder wishes to present to our principal executive offices in New York, New York, at the address identified in the preceding paragraph, not less than 90 nor more than 120 days prior to the first anniversary of the date of this year’s annual meeting. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than February 23, 2023 and no later than March 25, 2023. However, in the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the notice must be received no later than the close of business on the tenth day following the day on which notice of the 2023 annual meeting was mailed or public disclosure of the date of the 2023 annual meeting was made, whichever occurs first.
To recommend a prospective nominee for the Nominating and Corporate Governance Committee’s consideration, stockholders must comply with the procedures set forth in Article III, Section 3 of Cowen’s bylaws. In order to nominate a candidate for service as a director, the nominating stockholder must be a stockholder at the time such nominating stockholder gives the Board notice of its nomination and such nominating stockholder must be entitled to vote for the election of directors at the meeting at which such nominating stockholder’s nominee will be considered. Among other things, a stockholder’s nomination notice must set forth (i) the name, age, business address and residence address of the nominee, (ii) the principal occupation or employment of the nominee, (iii) the class or series and number of shares of capital stock of Cowen owned beneficially or of record by the nominee or any affiliates or associates of such nominee, (iv) the name of each nominee holder of shares of all stock of Cowen owned beneficially but not of record by such nominee or any affiliates or associates of such nominee, and the number of shares of stock of Cowen held by each such nominee holder, (v) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, swaps, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of such nominating stockholder’s notice by, or on behalf of, such nominee or any affiliates or associates of such nominee, the effect or intent of which is to mitigate loss, manage risk or benefit from share price change for, or maintain, increase or decrease the voting power or pecuniary or economic interest of, such nominee or such affiliates or associates of such nominee with respect to shares of stock of Cowen, (vi) any other information relating to the nominee that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, as well as other information, in each case, as set forth in a completed and signed written questionnaire completed and signed by the nominee, which questionnaire shall be provided to the nominee by Cowen’s Secretary upon written request to Cowen’s Secretary, and (vii) any additional information as necessary to permit the Board to determine if such nominee is independent under applicable NASDAQ Stock Market rules, SEC rules and any publicly disclosed standards used by the Board in determining and disclosing the independence of Cowen’s directors.
Cowen has adopted a proxy access right to permit a stockholder, or a group of up to twenty stockholders, owning at least three percent of Cowen’s outstanding shares of Cowen’s Class A common stock continuously for at least three years, to nominate and include in Cowen’s annual meeting proxy materials director nominees constituting up to the greater of  (i) two directors or (ii) twenty percent of the Board, subject to certain limitations and provided that the stockholder(s) and nominee(s) satisfy the requirements specified in Cowen’s bylaws. Under Cowen’s bylaws, compliant notice of proxy access director nominations for the 2023 annual meeting must be submitted to Cowen’s principal executive offices in New York, New York, at the address provided in the first paragraph of this section, not less than 120 nor more than 150 days prior to the first anniversary of the date Cowen issued this year’s proxy statement. Accordingly, any notice given by or on behalf of a stockholder pursuant to these provisions of our bylaws (and not pursuant to Rule 14a-8 of the SEC) must be received no earlier than December 28, 2022, and no later than January 27, 2023. However, in the event that the next annual meeting of stockholders is called for a date that is not within 30 days before or after the first anniversary of the date of this year’s annual meeting, the notice must be received no later than the close of business on the tenth day following the day on which notice of the 2023 annual meeting was mailed or public disclosure of the date of the 2023 annual meeting was made, whichever occurs first.
Cowen’s bylaws (and, with respect to Rule 14a-8 proposals, Rule 14a-8 of the SEC) set forth the calculation of applicable deadlines (and certain other requirements) by which compliant notice of stockholders proposals and director nominations (including proxy access nominations) must be submitted in order to be timely. The summaries set forth above are qualified by Cowen’s bylaws and Rule 14a-8 of the SEC.
ANNUAL REPORT TO STOCKHOLDERS AND FORM 10-K
Our 2021 Annual Report to Stockholders, including financial statements for the year ended December 31, 2021, accompanies this proxy statement. Stockholders may obtain an additional electronic copy of our Annual Report and/or an electronic copy of our Form 10-K filed with the SEC for the year ended December 31, 2021, without charge by viewing these documents on our website at www.cowen.com or by writing to Cowen Inc., Attention: Investor Relations, 599 Lexington Avenue, New York, New York, 10022.
HOUSEHOLDING
The SEC has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those stockholders. This process, which is commonly referred to as “householding,” aims to provide extra convenience for stockholders and cost savings for companies. Currently, only brokers household our proxy materials and annual reports, delivering a single proxy statement and annual report to multiple stockholders sharing an address, unless contrary instructions have been received from the affected stockholders.
If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please contact your broker. Any householded stockholder may request a copy of the proxy statement and/or annual report by contacting us in writing or by telephone at Cowen Inc., Attention: General Counsel, 599 Lexington Avenue, New York, New York, 10022, (212) 201-4841. Promptly upon written or oral request, we will deliver a separate copy of our annual report and/or proxy statement to a stockholder at a shared address to which a single copy of either document was delivered.
OTHER MATTERS
We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of Cowen Inc.
QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
What is the purpose of the meeting?
At our annual meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting of Stockholders. These include the election of directors, an advisory vote to approve the compensation of our named executive officers, the ratification of the selection of our independent registered public accounting firm for 2022, the approval of a 3,000,000 increase in the shares available for issuance under the 2020 Equity Incentive Plan, approval of a charter Amendment to permit requests for Special Meetings of Stockholders by holders of 25% of our issued and outstanding capital stock entitled to vote on the matters to be presented. Also, management will report on matters of current interest to our stockholders and respond to questions from our stockholders.
Who is entitled to vote at the meeting?
The Board has set May 16, 2022 as the record date for the annual meeting. If you were a stockholder of record at the close of business on May 16, 2022, you are entitled to vote at the meeting. As of the record date 27,772,637 shares of Class A common stock, representing all of our voting stock, were issued and outstanding and, therefore, eligible to vote at the meeting.
What are my voting rights?
Holders of our Class A common stock are entitled to one vote per share. There are currently no shares of our non-voting Class B common stock outstanding. Therefore, a total of 27,772,637 votes are entitled to be cast at the meeting. There is no cumulative voting.
How many shares must be present to hold the meeting?
In accordance with our bylaws, shares equal to a majority of our capital stock issued and outstanding and entitled to vote as of the record date must be present at the annual meeting in order to hold the meeting and conduct business. This is called a quorum. Shares are counted as present at the meeting if:
•
you are present online and vote at the meeting; or

•
you have properly and timely submitted your proxy as described below under “How do I submit my proxy?”

What is a proxy?
A proxy is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your “proxy vote.” Two of our officers, Jeffrey M. Solomon, our Chief Executive Officer, and Owen S. Littman, our General Counsel and Secretary, have been designated as proxies for our 2022 annual meeting of stockholders.
What is a proxy statement?
A proxy statement is a document that we are required to give you, in accordance with regulations promulgated by the Securities and Exchange Commission, or the SEC, when we ask you to designate proxies to vote your shares of Cowen Inc. Class A common stock at a meeting of our stockholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations promulgated by the SEC and rules of the NASDAQ Stock Market.
What is the difference between a stockholder of record and a “street name” holder?
If your shares are registered directly in your name, you are considered the stockholder of record with respect to those shares. If your shares are held in a stock brokerage account or by a bank, trust or other custodian, then the broker, bank, trust or other custodian is considered to be the stockholder of record with respect to those shares, while you are considered to be the beneficial owner of those shares. In the latter case, your shares are said to be held in “street name.” Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other custodian how to vote their shares using the method described below under “How do I submit my proxy?”
How do I submit my proxy?
If you are a stockholder of record, you can submit a proxy to be voted at the meeting in any of the following ways:
•
electronically, using the Internet

•
over the telephone by calling a toll-free number; or

•
by completing, signing and mailing the enclosed proxy card.

If you hold your shares in street name, you can vote your shares in the manner prescribed by your broker, bank, trust or other custodian. Your broker, bank, trust company or other custodian has enclosed or otherwise provided a voting instruction card for you to use in directing the broker, bank, trust company or other custodian how to vote your shares.
What does it mean if I receive more than one set of proxy materials?
If you receive more than one set of proxy materials or multiple control numbers for use in submitting your proxy, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card or voting instruction card you receive or, if you submit your proxy by Internet or telephone, vote once for each card or control number you receive.

How does the Board recommend that I vote?
The Board recommends a vote:
•
FOR all of the nominees for director;

•
FOR the approval on an advisory basis of the compensation of our named executive officers as disclosed in this proxy statement;

•
FOR the ratification of the selection of KPMG LLP as the independent registered public accounting firm of Cowen Inc. for the year ending December 31, 2021;

•
FOR the approval of the increase in the shares available for issuance under the 2020 Equity Incentive Plan;

•
FOR the approval of a charter amendment to permit requests for Special Meetings of Stockholders by holders of 25% of our issued and outstanding capital stock entitled to vote on the matters to be presented; and

•
AGAINST the Stockholder Proposal.

What if I do not specify how I want my shares voted?
If you are a stockholder of record and you submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular manner, we will vote your shares:
•
FOR all of the nominees for director;

•
FOR the approval on an advisory basis of the compensation of our named executive officers as disclosed in this proxy statement;

•
FOR the ratification of the selection of KPMG LLP as the independent registered public accounting firm of Cowen for the year ending December 31, 2022;

•
FOR the approval of increase in the shares available for issuance under the 2020 Equity Incentive Plan;

•
FOR the approval of a charter amendment to permit requests for Special Meetings of Stockholders by holders of 25% of our issued and outstanding capital stock entitled to vote on the matters to be presented; and

•
AGAINST the Stockholder Proposal.

Your vote is important. We urge you to vote, or to instruct your broker, bank, trust or other custodian how to vote, on all matters before the annual meeting. If you are a street name holder and fail to instruct the stockholder of record how you want to vote your shares on a particular matter, those shares are considered to be “uninstructed.” New York Stock Exchange rules determine the circumstances under which member brokers of the New York Stock Exchange may exercise discretion to vote “uninstructed” shares held by them on behalf of their clients who are street name holders. These rules generally permit member brokers to exercise voting discretion with respect to uninstructed shares only on certain routine matters, including the ratification of the selection of a company’s independent registered public accounting firm, however, changes in regulation were made to take away the ability of your bank, broker or other record holder to vote your uninstructed shares in the election of directors on a discretionary basis. The rules do not permit member brokers to exercise voting discretion with respect to the election of directors, the advisory vote to approve the compensation of our named executive officers, the approval of the increase in the shares available for issuance under the 2020 Equity Incentive Plan, the approval of a charter amendment to permit requests for Special Meetings of Stockholders by holders of 25% of our issued and outstanding capital stock entitled to vote on the matters to be presented. Therefore, member brokers may not vote uninstructed shares on the election of directors, the advisory vote to approve the compensation of our named executive officers or the approval of the increase in the shares available for issuance under the 2020 Equity Incentive Plan, the approval of a charter amendment to permit requests for Special Meetings of Stockholders by holders of 25% of our issued and outstanding capital stock entitled to vote on the matters to be presented. An uninstructed share that is not voted by a broker, bank or other custodian is sometimes referred to as a “broker non-vote.” A broker non-vote will not have any effect on the approval or rejection of the proposal. For more information regarding the effect of broker non-votes on the outcome of the vote, see below under “How are votes counted?”
Can I change or revoke my vote after submitting my proxy?
Yes. If you are a record holder, you may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting, in any of the following ways:
•
by submitting a later-dated proxy by Internet or telephone before the deadline stated on the enclosed proxy card;

•
by submitting a later-dated proxy to the Secretary of the Company, which must be received by us before the time of the annual meeting;

•
by sending a written notice of revocation to the Secretary of the Company, which must be received by us before the time of the annual meeting; or

•
by voting at the meeting.

If you are a street name holder, please refer to the voting instructions provided to you by your broker, bank, trust or other custodian.
WHAT VOTE IS REQUIRED AND HOW WILL MY VOTES BE COUNTED?
	Board’s Recommendation	Vote Required to Adopt Proposal	Effect if I do not specify how I want my shares voted*
PROPOSAL 1:	FOR
The eight nominees for director will be elected by an affirmative vote of a majority of the votes cast by holders of our Class A common stock present online or by proxy and entitled to vote on the proposal at the Annual Meeting.
FOR
Election of Directors
PROPOSAL 2:	FOR	If the advisory vote on the compensation of our named executive officers included in this proxy statement receives more votes “for” than “against,” then it will be deemed to be approved.	FOR
Advisory Vote on Named Executive Officer Compensation
PROPOSAL 3:	FOR
To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our Class A common stock present online or by proxy and entitled to vote on the proposal at the Annual Meeting.
FOR
Ratification of the Selection of Our Independent Public Accountant

WHAT VOTE IS REQUIRED AND HOW WILL MY VOTES BE COUNTED?
	Board’s Recommendation	Vote Required to Adopt Proposal	Effect if I do not specify how I want my shares voted*
PROPOSAL 4:	FOR
To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our Class A common stock present online or by proxy and entitled to vote on the proposal at the Annual Meeting.
FOR
Approval of the Increase in the Shares Available for Issuance Under the 2020 Equity Incentive Plan
PROPOSAL 5:	FOR
To be approved by our stockholders, this proposal requires the affirmative vote of a majority of the votes cast by holders of our Class A common stock present online or by proxy and entitled to vote on the proposal at the Annual Meeting.
FOR
Approval of a Charter Amendment to Permit Requests for Special Meetings of Stockholders by Holders of 25% of our Issued and Outstanding Capital Stock Entitled to Vote on the Matters to be Presented
PROPOSAL 6:	AGAINST
To be approved by our stockholders, this non-binding proposal requires the affirmative vote of a majority of the votes cast by holders of our Class A common stock present online or by proxy and entitled to vote on the proposal at the Annual Meeting.
AGAINST
The Stockholder Proposal

*
If you are a stockholder of record and you submit a signed proxy card or submit your proxy by Internet or telephone but do not specify how you want to vote your shares on a particular manner, we will vote your shares

The advisory vote on the compensation of our named executive officers is not binding on the Company, the Board, or the Compensation Committee, but we intend to consider the results of the vote when establishing the compensation of our named executive officers in future years.
The Stockholder Proposal is not binding on the Company. The Board will consider the results of the Stockholder Proposal when evaluating the Company’s corporate governance policies and procedures.
How are votes counted?
You may either vote “FOR” or “WITHHOLD” authority to vote for each director nominee. You may vote “FOR,” “AGAINST” or “ABSTAIN” on the advisory vote on the compensation of our named executive officers, the ratification of the selection of KPMG LLP as our independent auditor for the year ending December 31, 2022, the approval of the increase in the shares available under the 2020 Equity Incentive Plan, the approval of a charter amendment to permit requests for Special Meetings of Stockholders by holders of 25% of our issued and outstanding capital stock entitled to vote on the matters to be presented. If you properly submit your proxy but withhold authority to vote for one or more director nominees or abstain from voting on the other proposals, your shares will be counted for purposes of determining both (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present online or by proxy at the Annual Meeting with respect to a proposal, and, therefore, will have the effect of votes against the proposal. If you do not submit your proxy or voting instructions and also do not vote by online ballot at the Annual Meeting, your shares will not be counted as present at the meeting for the purpose of determining either (i) the presence or absence of a quorum for the transaction of business and (ii) the total number of shares present online or by proxy at the Annual Meeting with respect to a proposal unless you hold your shares in street name and the broker, bank, trust or other custodian has discretion to vote your shares and does so. For the avoidance of doubt, broker non-votes will be counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting but will have no effect on the outcome of the vote for any proposal. For more information regarding discretionary voting, see the information above under “What if I do not specify how I want my shares voted?”
What constitutes a quorum for the meeting?
Under Delaware law and the Company’s by-laws, the presence of a quorum is required to transact business at the Annual Meeting. A quorum is defined as any number of stockholders, together holding at least a majority of the capital stock of the Company issued and outstanding and entitled to vote, who shall be present online or represented by proxy at the Annual Meeting.
Will my vote be kept confidential?
Yes. We have procedures to ensure that, regardless of whether you vote by Internet, telephone, mail or online at the virtual meeting:
•
all proxies, ballots and voting tabulations that identify stockholders are kept permanently confidential, except as disclosure may be required by federal or state law or expressly permitted by a stockholder; and

•
voting tabulations are performed by an independent third party.

Instructions for Participation in the Annual Meeting
The Annual Meeting will be a completely virtual meeting of stockholders and will be conducted exclusively by webcast. No physical meeting will be held. You will be able to attend the Annual Meeting online, and, subject to the eligibility requirements below, you will be able to participate by voting and submitting questions, by visiting meetnow.global/M6QDYU7.
To participate in the Annual Meeting, you must have been a stockholder of the Company as of the close of business on the record date, or you must hold a valid proxy for the Annual Meeting. If you are a stockholder of record, you will need to review the information included on your proxy card, including the 15-digit control number provided in the shaded bar.
If you hold your shares through an intermediary, such as a bank or broker, you must register to attend the Annual Meeting in advance.
To register, you must submit proof of your proxy power (legal proxy) reflecting your Cowen holdings along with your name and email address to Computershare. Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Daylight Time, on June 20, 2022. You will receive a confirmation of your registration by email after Computershare receives your registration materials.
Requests for registration should be sent to Computershare using one of the following methods:
By email: Forward the email from your broker, or attach an image of your legal proxy, to legalproxy@computershare.com

By mail:
Computershare
Cowen Inc. Legal Proxy
P.O. Box 43001
Providence, RI 02940-3001
The virtual meeting will begin promptly at 10:00 a.m., Eastern Daylight Time, on June 23, 2022. We encourage you to access the meeting prior to the start time to leave ample time for check-in and to ensure that you can hear streaming audio. The virtual meeting will be accessible on desktop and laptop computers, as well as tablets and smartphones.
What happens of the Annual Meeting is postponed or adjourned?
Your proxy remains valid and may be voted at the postponed or adjourned meeting. You will be able to change or revoke your proxy until it is voted.
Who pays for the cost of proxy preparation and solicitation?
Cowen pays for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokers, banks, trusts or other custodians for forwarding proxy materials to street name holders. We have retained Alliance Advisors to assist in the solicitation of proxies for the annual meeting for a fee of approximately $10,500, plus reimbursement of out-of-pocket expenses. We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone or facsimile or personally. Our directors, officers and regular employees will receive no additional compensation for their services other than their regular compensation.

Appendix A
Cowen Inc.
2020 Equity Incentive Plan
(As Amended and Restated Effective May 16, 2022)
1.
Purpose.

The purpose of the Plan is to assist the Company in attracting, retaining, motivating, and rewarding certain employees, officers, directors, and consultants of the Company and its Affiliates and promoting the creation of long-term value for stockholders of the Company by closely aligning the interests of such individuals with those of such stockholders. The Plan authorizes the award of Stock-based and cash-based incentives to Eligible Persons to encourage such Eligible Persons to expend maximum effort in the creation of stockholder value. The Plan was originally adopted effective June 22, 2020, was amended and restated to increase the number of shares available for issuance under the Plan on May 19, 2021 and was amended and restated in its present form effective May 16, 2022.
2.
Definitions.

For purposes of the Plan, the following terms shall be defined as set forth below:
(a)   “Affiliate” means, with respect to a Person, any other Person that, directly or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, such Person.
(b)   “Award” means any Option, award of Restricted Stock, Restricted Stock Unit, Stock Appreciation Right, or other Stock-based award granted under the Plan.
(c)   “Award Agreement” means an Option Agreement, a Restricted Stock Agreement, an RSU Agreement, a SAR Agreement, or an agreement governing the grant of any Other Cash-Based Award or Other Stock-Based Award granted under the Plan.
(d)   “Board” means the Board of Directors of the Company.
(e)   “Cause” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Cause, (i) the Participant’s breach of any material provision of the Plan, any Award Agreement, any Participant Agreement, or any deferred compensation award agreement; (ii) the Participant’s indictment for, conviction of, plea of guilty or nolo contendere to, or commission of any felony, or conviction of or plea of guilty or nolo contendere to any other crime (whether or not related to the Participant’s duties for the Service Recipient or any Affiliate) with the exception of minor traffic offenses; (iii) the Participant’s commission of any act of fraud, dishonesty, gross negligence, or substantial misconduct in his or her performance of his or her duties or responsibilities; (iv) the Participant’s violation of or failure to comply with the internal policies of the Service Recipient or any Affiliate, including its policies against discrimination, harassment or retaliation, or the rules and regulations of any regulatory or self-regulatory organization with jurisdiction over the Service Recipient or any Affiliate; (v) the Participant’s failure to perform a material duty of the Participant’s position including, by way of example and not of limitation, the Participant’s insubordination, or failure or refusal to follow any instruction reasonably given by the Participant’s superiors in the course of employment; or (vi) the Participant’s commission of any act which results in negative publicity to the Company, regardless of whether such act occurred within the performance of his or her duties or responsibilities. If, subsequent to the Termination of a Participant for any reason other than by the Service Recipient for Cause, it is discovered that the Participant’s employment or service could have been terminated for Cause, such Participant’s employment or service shall, at the discretion of the Committee, be deemed to have been terminated by the Service Recipient for Cause for all purposes under the Plan, and the Participant shall be required to repay or return to the Company all amounts and benefits received by him or her in respect of any Award following such Termination that would have been forfeited under the Plan had such Termination been by the Service Recipient for Cause. In the event that there is an Award Agreement or Participant Agreement defining Cause, “Cause” shall have the meaning provided in such agreement, and a Termination by the Service Recipient for Cause hereunder shall not be deemed to have occurred unless all applicable notice and cure periods in such Award Agreement or Participant Agreement are complied with.
(f)   A “Change in Control” shall be deemed to have occurred if the event set forth in any one of the following paragraphs shall have occurred in one or a series of related transactions:

(1)   any Person is or becomes the Beneficial Owner (within the meaning of Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Company (not including in the securities beneficially owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than forty percent (40%) of the combined voting power of the Company’s then outstanding voting securities;
(2)   the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who as of May 15, 2020 (the “Approval Date”) constituted the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including, but not limited to, a consent solicitation, relating to the election of directors of the Company, but excluding any director whose assumption of office has been approved by the Continuing Directors (as defined below) in the manner referenced below) whose appointment or election by the Board or nomination for election by the Company’s stockholders was approved or recommended by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the Approval Date or whose appointment, election or nomination for election was previously so approved or recommended by such directors (such directors, the “Continuing Directors”);
(3)   there is consummated a reorganization, merger or consolidation of the Company or any direct or indirect subsidiary of the Company with any other corporation or other entity, other than (A) a reorganization, merger or consolidation which results in the voting securities of the Company outstanding immediately prior to such reorganization, merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) more than fifty percent (50%) of the combined voting power of the voting securities of the Company or such surviving entity or any parent thereof outstanding immediately after such reorganization, merger or consolidation in substantially the same proportions as immediately prior to such reorganization, merger or consolidation, or (B) a reorganization, merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no Person is or becomes the Beneficial Owner, directly or indirectly, of securities of the Company (not including in the securities Beneficially Owned by such Person any securities acquired directly from the Company or its Affiliates) representing more than forty percent (40%) of the combined voting power of the Company’s then outstanding securities; or
(4)   the stockholders of the Company approve a plan of liquidation or dissolution of the Company or there is consummated an agreement for the sale or other disposition, directly or indirectly, by the Company of all or substantially all of the Company’s assets, other than such sale or other disposition by the Company of all or substantially all of the Company’s assets to an entity, more than fifty percent (50%) of the combined voting power of the voting securities of which is owned by stockholders of the Company in substantially the same proportions as their ownership of the Company immediately prior to such sale.
Notwithstanding the foregoing, with respect to the payment of any amount that constitutes a deferral of compensation subject to Section 409A of the Code payable upon a Change in Control, a Change in Control shall not be deemed to have occurred, unless the Change in Control constitutes a change in the ownership or effective control of the Company or in the ownership of a substantial portion of the assets of the Company under Section 409A(a)(2)(A)(v) of the Code.
(g)   “Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
(h)   “Committee” means the Board, the Compensation Committee of the Board or such other committee consisting of two or more individuals appointed by the Board to administer the Plan and each other individual or committee of individuals designated to exercise authority under the Plan.
(i)   “Company” means Cowen Inc., a Delaware corporation.
(j)   “Corporate Event” has the meaning set forth in Section 10(b) hereof.
(k)   “Data” has the meaning set forth in Section 20(f) hereof.
(l)   “Disability” means, with respect to a Participant and in the absence of an Award Agreement or Participant Agreement otherwise defining Disability, the permanent and total disability of the Participant such that he or she is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or which has lasted or can be expected to last for a continuous period of not less than twelve (12) months. In the event that there is an Award Agreement or Participant Agreement defining Disability, “Disability” shall have the meaning provided in such Award Agreement or Participant Agreement.
(m)   “Disqualifying Disposition” means any disposition (including any sale) of Stock acquired upon the exercise of an Incentive Stock Option made within the period that ends either (1) two years after the date on which the Participant was granted the Incentive Stock Option or (2) one year after the date upon which the Participant acquired the Stock.
(n)   “Effective Date” means May 16, 2022, which is the date on which the Plan was originally approved by the Board.
(o)   “Eligible Person” means (1) each employee and officer of the Company or any of its Affiliates, (2) each non-employee director of the Company or any of its Affiliates; (3) each other natural Person who provides services to the Company or any of its Affiliates as a consultant or advisor (or a wholly owned alter ego entity of the natural Person providing such services of which such Person is an employee, stockholder or partner) and who is designated as eligible by the Committee, and (4) each natural Person who has been offered employment by the Company or any of its Affiliates; provided that such prospective employee may not receive any payment or exercise any right relating to an Award until such Person has commenced employment or service with the Company or its Affiliates; provided further, however, that, (i) with respect to any Award that is intended to qualify as a “stock right” that does not provide for a “deferral of compensation” within the meaning of Section 409A of the Code, the term “Affiliate” as used in this Section 2(o) shall include only those corporations or other entities in the unbroken chain of corporations or other entities beginning with the Company where each of the corporations or other entities in the unbroken chain other than the last corporation or other entity owns stock possessing at least fifty percent (50%) or more of the total combined voting power of all classes of stock in one of the other corporations or other entities in the chain, and (ii) with respect to any Award that is intended to be an Incentive Stock Option, the term “Affiliate” as used in this Section 2(o) shall include only those entities that qualify as a “subsidiary corporation” with respect to the Company within the meaning of Section 424(f) of the Code. An employee on an approved leave of absence may be considered as still in the employ of the Company or any of its Affiliates for purposes of eligibility for participation in the Plan.
(p)   “Exchange Act” means the U.S. Securities Exchange Act of 1934, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
(q)   “Expiration Date” means, with respect to an Option or Stock Appreciation Right, the date on which the term of such Option or Stock Appreciation Right expires, as determined under Section 5(b) or 8(b) hereof, as applicable.
(r)   “Fair Market Value” means, as of any date when the Stock is listed on one or more national securities exchanges, the closing price reported on the principal national securities exchange on which such Stock is listed and traded on the date of determination or, if the closing price is not reported on such date of determination, the closing price reported on the most recent date prior to the date of determination. If the Stock is not listed on a national securities exchange, “Fair Market Value” shall mean the amount determined by the Board in good faith, and in a manner consistent with Section 409A of the Code, to be the fair market value per share of Stock.
(s)   “GAAP” means the U.S. Generally Accepted Accounting Principles, as in effect from time to time.
(t)   “Incentive Stock Option” means an Option intended to qualify as an “incentive stock option” within the meaning of Section 422 of the Code.
(u)   “Nonqualified Stock Option” means an Option not intended to be an Incentive Stock Option.
(v)   “Option” means a conditional right, granted to a Participant under Section 5 hereof, to purchase Stock at a specified price during a specified time period.
(w)   “Option Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Options.

(x)   “Other Cash-Based Award” means an Award granted to a Participant under Section 9 hereof, denominated and payable in cash, including cash awarded as a bonus or upon the attainment of performance goals or criteria, a period of continued employment or other terms and conditions as permitted under the Plan.
(y)   “Other Stock-Based Award” means an Award granted to a Participant pursuant to Section 9 hereof, that may be denominated or payable in, valued in whole or in part by reference to, or otherwise based on, or related to, Stock including but not limited to performance units or dividend equivalents, each of which may be subject to the attainment of performance goals or criteria, a period of continued employment or other terms and conditions as permitted under the Plan.
(z)   “Participant” means an Eligible Person who has been granted an Award under the Plan or, if applicable, such other Person who holds an Award.
(aa)   “Participant Agreement” means an employment or other services agreement between a Participant and the Service Recipient that describes the terms and conditions of such Participant’s employment or service with the Service Recipient and is effective as of the date of determination.
(bb)   “Person” means any individual, corporation, partnership, firm, joint venture, association, joint-stock company, trust, unincorporated organization, or other entity.
(cc)   “Plan” means this Cowen Inc. 2020 Equity Incentive Plan, as amended from time to time.
(dd)   “Qualified Member” means a member of the Committee who is a “Non-Employee Director” within the meaning of Rule 16b-3 under the Exchange Act and an “independent director” as defined under, as applicable, the NASDAQ Listing Rules, the NYSE Listed Company Manual or other applicable stock exchange rules.
(ee)   “Qualifying Committee” has the meaning set forth in Section 3(b) hereof.
(ff)   “Restricted Stock” means Stock granted to a Participant under Section 6 hereof that is subject to certain restrictions and to a risk of forfeiture.
(gg)   “Restricted Stock Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock.
(hh)   “Restricted Stock Unit” means a notional unit representing the right to receive one share of Stock (or the cash value of one share of Stock, if so determined by the Committee) on a specified settlement date.
(ii)   “RSU Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Restricted Stock Units.
(jj)   “SAR Agreement” means a written agreement between the Company and a Participant evidencing the terms and conditions of an individual Award of Stock Appreciation Rights.
(kk)   “Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, including the rules and regulations thereunder and any successor provisions, rules and regulations thereto.
(ll)   “Service Recipient” means, with respect to a Participant holding an Award, either the Company or an Affiliate of the Company by which the original recipient of such Award is, or following a Termination was most recently, principally employed or to which such original recipient provides, or following a Termination was most recently providing, services, as applicable.
(mm)   “Stock” means the Class A common stock, par value $0.01 per share, of the Company, and such other securities as may be substituted for such stock pursuant to Section 10 hereof.
(nn)   “Stock Appreciation Right” means a conditional right to receive an amount equal to the value of the appreciation in the Stock over a specified period. Except in the event of extraordinary circumstances, as determined in the sole discretion of the Committee, or pursuant to Section 10(b) hereof, Stock Appreciation Rights shall be settled in Stock.
(oo)   “Substitute Award” has the meaning set forth in Section 4(a) hereof.
(pp)   “Termination” means the termination of a Participant’s employment or service, as applicable, with the Service Recipient; provided, however, that, if so determined by the Committee at the time of any change in status in relation to the Service Recipient (e.g., a Participant ceases to be an employee and begins providing services as a consultant, or vice versa), such change in status will not be deemed a Termination hereunder. Unless otherwise determined by the Committee, in the event that the Service Recipient ceases to be an Affiliate of the Company (by reason of sale, divestiture, spin-off, or other similar transaction), unless a Participant’s employment or service is transferred to another entity that would constitute the Service Recipient immediately following such transaction, such Participant shall be deemed to have suffered a Termination hereunder as of the date of the consummation of such transaction. Notwithstanding anything herein to the contrary, a Participant’s change in status in relation to the Service Recipient (for example, a change from employee to consultant) shall not be deemed a Termination hereunder with respect to any Awards constituting “nonqualified deferred compensation” subject to Section 409A of the Code that are payable upon a Termination unless such change in status constitutes a “separation from service” within the meaning of Section 409A of the Code. Any payments in respect of an Award constituting nonqualified deferred compensation subject to Section 409A of the Code that are payable upon a Termination shall be delayed for such period as may be necessary to meet the requirements of Section 409A(a)(2)(B)(i) of the Code. Within ten (10) business days following the expiration of such period, the Participant shall be paid, in a single lump sum without interest, an amount equal to the aggregate amount of all payments delayed pursuant to the preceding sentence, and any remaining payments not so delayed shall continue to be paid pursuant to the payment schedule applicable to such Award.
3.
Administration.

(a)   Authority of the Committee.   Except as otherwise provided below, the Plan shall be administered by the Committee. The Committee shall have full and final authority, in each case subject to and consistent with the provisions of the Plan, to (1) select Eligible Persons to become Participants, (2) grant Awards, (3) determine the type, number and type of shares of Stock subject to, other terms and conditions of, and all other matters relating to, Awards, (4) prescribe Award Agreements (which need not be identical for each Participant) and rules and regulations for the administration of the Plan, (5) construe and interpret the Plan and Award Agreements and correct defects, supply omissions, and reconcile inconsistencies therein, (6) suspend the right to exercise Awards during any period that the Committee deems appropriate to comply with applicable securities laws, and thereafter extend the exercise period of an Award by an equivalent period of time or such shorter period required by, or necessary to comply with, applicable law, and (7) make all other decisions and determinations as the Committee may deem necessary or advisable for the administration of the Plan. Any action of the Committee shall be final, conclusive, and binding on all Persons, including, without limitation, the Company, its stockholders and Affiliates, Eligible Persons, Participants, and beneficiaries of Participants. Notwithstanding anything in the Plan to the contrary, the Committee shall have the ability to accelerate the vesting of any outstanding Award at any time and for any reason, including upon a Corporate Event, subject to Section 10(d), or in the event of a Participant’s Termination by the Service Recipient other than for Cause, or due to the Participant’s death, Disability or retirement (as such term may be defined in an applicable Award Agreement or Participant Agreement, or, if no such definition exists, in accordance with the Company’s then-current employment policies and guidelines). For the avoidance of doubt, the Board shall have the authority to take all actions under the Plan that the Committee is permitted to take.
(b)   Manner of Exercise of Committee Authority.   At any time that a member of the Committee is not a Qualified Member, any action of the Committee relating to an Award granted or to be granted to a Participant who is then subject to Section 16 of the Exchange Act in respect of the Company, must be taken by the remaining members of the Committee or a subcommittee, designated by the Committee or the Board, composed solely of two or more Qualified Members (a “Qualifying Committee”). Any action authorized by such a Qualifying Committee shall be deemed the action of the Committee for purposes of the Plan. The express grant of any specific power to a Qualifying Committee, and the taking of any action by such a Qualifying Committee, shall not be construed as limiting any power or authority of the Committee.
(c)   Delegation.   To the extent permitted by applicable law, the Committee may delegate to officers or employees of the Company or any of its Affiliates, or committees thereof, the authority, subject to such terms as the Committee shall determine, to perform such functions under the Plan, including, but not limited to, administrative functions, as the Committee may determine appropriate. The Committee may appoint agents to assist it in administering the Plan. Any actions taken by an officer or employee delegated authority pursuant to this Section 3(c) within the scope of such delegation shall, for all purposes under the Plan, be deemed to be an action taken by the Committee. Notwithstanding the foregoing or any other provision of the Plan to the contrary, any Award granted under the Plan to any Eligible Person who is not an employee of the Company or any of its Affiliates (including any non-employee director of the Company or any Affiliate) or to any Eligible Person who is subject to Section 16 of the Exchange Act must be expressly approved by the Committee or Qualifying Committee in accordance with Section 3(b) above.
(d)   Sections 409A and 457A.   The Committee shall take into account compliance with Sections 409A and 457A of the Code in connection with any grant of an Award under the Plan, to the extent applicable. While the Awards granted hereunder are intended to be structured in a manner to avoid the imposition of any penalty taxes under Sections 409A and 457A of the Code, in no event whatsoever shall the Company or any of its Affiliates be liable for any additional tax, interest, or penalties that may be imposed on a Participant as a result of Section 409A or Section 457A of the Code or any damages for failing to comply with Section 409A or Section 457A of the Code or any similar state or local laws (other than for withholding obligations or other obligations applicable to employers, if any, under Section 409A or Section 457A of the Code).
4.
Shares Available Under the Plan; Other Limitations.

(a)   Number of Shares Available for Delivery.   Subject to adjustment as provided in Section 10 hereof, the total number of shares of Stock originally reserved and available for delivery in connection with Awards under the Plan was equal 3,000,000. Subject to approval by the Company’s stockholders at the Company’s 2021 annual meeting held on June 24, 2021, pursuant to an amendment and restatement of the Plan, effective May 19, 2021, an additional 2,000,000 shares of Stock were authorized for issuance under the Plan. Subject to approval by the Company’s stockholders at the Company’s 2022 annual meeting to be held on June 23, 2022, pursuant to an amendment and restatement of the Plan, effective May 16, 2022, an additional 3,000,000 shares of Stock were authorized for issuance under the Plan. Shares of Stock delivered under the Plan shall consist of authorized and unissued shares or previously issued shares of Stock reacquired by the Company on the open market or by private purchase. Notwithstanding the foregoing, (i) except as may be required by reason of Section 422 of the Code, the number of shares of Stock available for issuance hereunder shall not be reduced by shares issued pursuant to Awards issued or assumed in connection with a merger or acquisition as contemplated by, as applicable, NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) and IM-5635-1, AMEX Company Guide Section 711, or other applicable stock exchange rules, and their respective successor rules and listing exchange promulgations (each such Award, a “Substitute Award”); and (ii) shares of Stock shall not be deemed to have been issued pursuant to the Plan with respect to any portion of an Award that is settled in cash.
(b)   Share Counting Rules.   The Committee may adopt reasonable counting procedures to ensure appropriate counting, avoid double-counting (as, for example, in the case of tandem awards or Substitute Awards) and make adjustments if the number of shares of Stock actually delivered differs from the number of shares previously counted in connection with an Award. To the extent that an Award is settleable solely in cash, no shares of Stock shall be deemed to have been issued pursuant to the Plan with respect to such Award nor shall any such shares count against the aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4(a) hereof). To the extent that an Award is settleable partially in cash and partially in shares of Stock, no shares of Stock shall be deemed to have been issued pursuant to the Plan with respect to the portion of such Award that is settled in cash nor shall any such shares count against the aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4(a) hereof). Other than with respect to a Substitute Award, to the extent that an Award expires or is canceled, forfeited, settled in cash, or otherwise terminated without delivery to the Participant of the full number of shares of Stock to which the Award related, the undelivered shares of Stock will again be available for grant. Shares of Stock withheld in payment of the exercise price or taxes relating to an Award and shares of Stock equal to the number surrendered in payment of any exercise price or taxes relating to an Award shall not be deemed to constitute shares delivered to the Participant and shall be deemed to again be available for delivery under the Plan.
(c)   Incentive Stock Options.   No more than 5,000,000 shares of Stock (subject to adjustment as provided in Section 10 hereof) reserved for issuance hereunder may be issued or transferred upon exercise or settlement of Incentive Stock Options.
(d)   Shares Available Under Acquired Plans.   To the extent permitted by NYSE Listed Company Manual Section 303A.08, NASDAQ Listing Rule 5635(c) or other applicable stock exchange rules, subject to applicable law, in the event that a company acquired by the Company or with which the Company combines has shares available under a pre-existing plan approved by stockholders and not adopted in contemplation of such acquisition or combination, the shares available for grant pursuant to the terms of such pre-existing plan (as adjusted, to the extent appropriate, using the exchange ratio or other adjustment or valuation ratio of formula used in such acquisition or combination to determine the consideration payable to the holders of common stock of the entities party to such acquisition or combination) may be used for Awards under the Plan and shall not reduce the number of shares of Stock reserved and available for delivery in connection with Awards under the Plan; provided that Awards using such available shares shall not be made after the date awards could have been made under the terms of such pre-existing plan, absent the acquisition or combination, and shall only be made to individuals who were not employed by the Company or any subsidiary of the Company immediately prior to such acquisition or combination.
(e)   Limitation on Awards to Non-Employee Directors.   Notwithstanding anything herein to the contrary, the maximum value of any Awards granted to a non-employee director of the Company in any one calendar year, taken together with any cash fees paid to such non-employee director during such calendar year, shall not exceed $500,000 (calculating the value of any such Awards based on the grant date fair value of such Awards for financial reporting purposes and excluding, for this purpose, the value of any dividend equivalent payments paid pursuant to any Award granted in a previous year).
5.
Options.

(a)   General.   Certain Options granted under the Plan may be intended to be Incentive Stock Options; however, no Incentive Stock Options may be granted hereunder following the tenth (10th) anniversary of the earlier of (i) the date the Plan is adopted by the Board and (ii) the date the stockholders of the Company approve the Plan. Options may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate; provided, however, that Incentive Stock Options may be granted only to Eligible Persons who are employees of the Company or an Affiliate (as such definition is limited pursuant to Section 2(o) hereof) of the Company. The provisions of separate Options shall be set forth in separate Option Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Options.
(b)   Term.   The term of each Option shall be set by the Committee at the time of grant; provided, however, that no Option granted hereunder shall be exercisable after, and each Option shall expire, ten (10) years from the date it was granted.
(c)   Exercise Price.   The exercise price per share of Stock for each Option shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant, subject to Section 5(g) hereof in the case of any Incentive Stock Option. Notwithstanding the foregoing, in the case of an Option that is a Substitute Award, the exercise price per share of Stock for such Option may be less than the Fair Market Value on the date of grant; provided, that such exercise price is determined in a manner consistent with the provisions of Section 409A of the Code and, if applicable, Section 424(a) of the Code.
(d)   Payment for Stock.   Payment for shares of Stock acquired pursuant to an Option granted hereunder shall be made in full upon exercise of the Option in a manner approved by the Committee, which may include any of the following payment methods: (1) in immediately available funds in U.S. dollars, or by certified or bank cashier’s check, (2) by delivery of shares of Stock having a value equal to the exercise price, (3) by a broker-assisted cashless exercise in accordance with procedures approved by the Committee, whereby payment of the Option exercise price or tax withholding obligations may be satisfied, in whole or in part, with shares of Stock subject to the Option by delivery of an irrevocable direction to a securities broker (on a form prescribed by the Committee) to sell shares of Stock and to deliver all or part of the sale proceeds to the Company in payment of the aggregate exercise price and, if applicable, the amount necessary to satisfy the Company’s withholding obligations, or (4) by any other means approved by the Committee (including, by delivery of a notice of “net exercise” to the Company, pursuant to which the Participant shall receive the number of shares of Stock underlying the Option so exercised reduced by the number of shares of Stock equal to the aggregate exercise price of the Option divided by the Fair Market Value on the date of exercise). Notwithstanding anything herein to the contrary, if the Committee determines that any form of payment available hereunder would be in violation of Section 402 of the Sarbanes-Oxley Act of 2002, such form of payment shall not be available.
(e)   Vesting.   Options shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an Option Agreement; provided, however, that, notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Option at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Option shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason.
(f)   Termination of Employment or Service.   Except as provided by the Committee in an Option Agreement, Participant Agreement or otherwise:
(1)   In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Options outstanding shall cease, (B) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.
(2)   In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Options outstanding shall cease, (ii) all of such Participant’s unvested Options outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Options outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Options shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Options pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Options were vested at the time of such Termination.
(3)   In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Options outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.
(g)   Special Provisions Applicable to Incentive Stock Options.
(1)   No Incentive Stock Option may be granted to any Eligible Person who, at the time the Option is granted, owns directly, or indirectly within the meaning of Section 424(d) of the Code, stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any parent or subsidiary thereof, unless such Incentive Stock Option (i) has an exercise price of at least one hundred ten percent (110%) of the Fair Market Value on the date of the grant of such Option and (ii) cannot be exercised more than five (5) years after the date it is granted.
(2)   To the extent that the aggregate Fair Market Value (determined as of the date of grant) of Stock for which Incentive Stock Options are exercisable for the first time by any Participant during any calendar year (under all plans of the Company and its Affiliates) exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Stock Options.
(3)   Each Participant who receives an Incentive Stock Option must agree to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any Stock acquired pursuant to the exercise of an Incentive Stock Option.
6.
Restricted Stock.

(a)   General.   Restricted Stock may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Awards of Restricted Stock shall be set forth in separate Restricted Stock Agreements, which agreements need not be identical. Subject to the restrictions set forth in Section 6(b) hereof, and except as otherwise set forth in the applicable Restricted Stock Agreement, the Participant shall generally have the rights and privileges of a stockholder as to such Restricted Stock, including the right to vote such Restricted Stock. Unless otherwise set forth in a Participant’s Restricted Stock Agreement, cash dividends and stock dividends, if any, with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and shall be subject to forfeiture to the same degree as the shares of Restricted Stock to which such dividends relate. Except as otherwise determined by the Committee, no interest will accrue or be paid on the amount of any cash dividends withheld.

(b)   Vesting and Restrictions on Transfer.   Restricted Stock shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a Restricted Stock Agreement; provided, however, that, notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Award of Restricted Stock at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of an Award of Restricted Stock shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. In addition to any other restrictions set forth in a Participant’s Restricted Stock Agreement, the Participant shall not be permitted to sell, transfer, pledge, or otherwise encumber the Restricted Stock prior to the time the Restricted Stock has vested pursuant to the terms of the Restricted Stock Agreement.
(c)   Termination of Employment or Service.   Except as provided by the Committee in a Restricted Stock Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock has vested, (1) all vesting with respect to such Participant’s Restricted Stock outstanding shall cease, and (2) as soon as practicable following such Termination, the Company shall repurchase from the Participant, and the Participant shall sell, all of such Participant’s unvested shares of Restricted Stock at a purchase price equal to the lesser of (A) the original purchase price paid for the Restricted Stock (as adjusted for any subsequent changes in the outstanding Stock or in the capital structure of the Company) less any dividends or other distributions or bonus received (or to be received) by the Participant (or any transferee) in respect of such Restricted Stock prior to the date of repurchase and (B) the Fair Market Value of the Stock on the date of such repurchase; provided that, if the original purchase price paid for the Restricted Stock is equal to zero dollars ($0), such unvested shares of Restricted Stock shall be forfeited to the Company by the Participant for no consideration as of the date of such Termination.
7.
Restricted Stock Units.

(a)   General.   Restricted Stock Units may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Restricted Stock Units shall be set forth in separate RSU Agreements, which agreements need not be identical.
(b)   Vesting.   Restricted Stock Units shall vest in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in an RSU Agreement; provided, however, that, notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Restricted Stock Unit at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Restricted Stock Unit shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment.
(c)   Settlement.   Restricted Stock Units shall be settled in Stock, cash, or property, as determined by the Committee, in its sole discretion, on the date or dates determined by the Committee and set forth in an RSU Agreement. Unless otherwise set forth in a Participant’s RSU Agreement, a Participant shall not be entitled to dividends, if any, or dividend equivalents with respect to Restricted Stock Units prior to settlement.
(d)   Termination of Employment or Service.   Except as provided by the Committee in an RSU Agreement, Participant Agreement or otherwise, in the event of a Participant’s Termination for any reason prior to the time that such Participant’s Restricted Stock Units have been settled, (1) all vesting with respect to such Participant’s Restricted Stock Units outstanding shall cease, (2) all of such Participant’s unvested Restricted Stock Units outstanding shall be forfeited for no consideration as of the date of such Termination, and (3) any shares remaining undelivered with respect to vested Restricted Stock Units then held by such Participant shall be delivered on the delivery date or dates specified in the RSU Agreement.

8.
Stock Appreciation Rights.

(a)   General.   Stock Appreciation Rights may be granted to Eligible Persons in such form and having such terms and conditions as the Committee shall deem appropriate. The provisions of separate Stock Appreciation Rights shall be set forth in separate SAR Agreements, which agreements need not be identical. No dividends or dividend equivalents shall be paid on Stock Appreciation Rights.
(b)   Term.   The term of each Stock Appreciation Right shall be set by the Committee at the time of grant; provided, however, that no Stock Appreciation Right granted hereunder shall be exercisable after, and each Stock Appreciation Right shall expire, ten (10) years from the date it was granted.
(c)   Base Price.   The base price per share of Stock for each Stock Appreciation Right shall be set by the Committee at the time of grant and shall not be less than the Fair Market Value on the date of grant. Notwithstanding the foregoing, in the case of a Stock Appreciation Right that is a Substitute Award, the base price per share of Stock for such Stock Appreciation Right may be less than the Fair Market Value on the date of grant; provided, that such base price is determined in a manner consistent with the provisions of Section 409A of the Code.
(d)   Vesting.   Stock Appreciation Rights shall vest and become exercisable in such manner, on such date or dates, or upon the achievement of performance or other conditions, in each case as may be determined by the Committee and set forth in a SAR Agreement; provided, however, that, notwithstanding any such vesting dates, the Committee may in its sole discretion accelerate the vesting of any Stock Appreciation Right at any time and for any reason. Unless otherwise specifically determined by the Committee, the vesting of a Stock Appreciation Right shall occur only while the Participant is employed by or rendering services to the Service Recipient, and all vesting shall cease upon a Participant’s Termination for any reason. To the extent permitted by applicable law and unless otherwise determined by the Committee, vesting shall be suspended during the period of any approved unpaid leave of absence by a Participant following which the Participant has a right to reinstatement and shall resume upon such Participant’s return to active employment. If a Stock Appreciation Right is exercisable in installments, such installments or portions thereof that become exercisable shall remain exercisable until the Stock Appreciation Right expires, is canceled or otherwise terminates.
(e)   Payment upon Exercise.   Payment upon exercise of a Stock Appreciation Right may be made in cash, Stock, or property as specified in the SAR Agreement or determined by the Committee, in each case having a value in respect of each share of Stock underlying the portion of the Stock Appreciation Right so exercised, equal to the difference between the base price of such Stock Appreciation Right and the Fair Market Value of one (1) share of Stock on the exercise date. For purposes of clarity, each share of Stock to be issued in settlement of a Stock Appreciation Right is deemed to have a value equal to the Fair Market Value of one (1) share of Stock on the exercise date. In no event shall fractional shares be issuable upon the exercise of a Stock Appreciation Right, and in the event that fractional shares would otherwise be issuable, the number of shares issuable will be rounded down to the next lower whole number of shares, and the Participant will be entitled to receive a cash payment equal to the value of such fractional share.
(f)   Termination of Employment or Service.   Except as provided by the Committee in a SAR Agreement, Participant Agreement or otherwise:
(1)   In the event of a Participant’s Termination prior to the applicable Expiration Date for any reason other than (i) by the Service Recipient for Cause, or (ii) by reason of the Participant’s death or Disability, (A) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (B) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (C) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is ninety (90) days after the date of such Termination.
(2)   In the event of a Participant’s Termination prior to the applicable Expiration Date by reason of such Participant’s death or Disability, (i) all vesting with respect to such Participant’s Stock Appreciation Rights outstanding shall cease, (ii) all of such Participant’s unvested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration as of the date of such Termination, and (iii) all of such Participant’s vested Stock Appreciation Rights outstanding shall terminate and be forfeited for no consideration on the earlier of (x) the applicable Expiration Date and (y) the date that is twelve (12) months after the date of such Termination. In the event of a Participant’s death, such Participant’s Stock Appreciation Rights shall remain exercisable by the Person or Persons to whom such Participant’s rights under the Stock Appreciation Rights pass by will or by the applicable laws of descent and distribution until the applicable Expiration Date, but only to the extent that the Stock Appreciation Rights were vested at the time of such Termination.
(3)   In the event of a Participant’s Termination prior to the applicable Expiration Date by the Service Recipient for Cause, all of such Participant’s Stock Appreciation Rights outstanding (whether or not vested) shall immediately terminate and be forfeited for no consideration as of the date of such Termination.
9.
Other Stock- or Cash-Based Awards.

The Committee is authorized, subject to limitations under applicable law, to grant to Participants such Other Stock-Based Awards and Other Cash-Based Awards, as deemed by the Committee to be consistent with the purposes of the Plan. The Committee may also grant Stock as a bonus (whether or not subject to any vesting requirements or other restrictions on transfer), and may grant other Awards in lieu of obligations of the Company or an Affiliate to pay cash or deliver other property under the Plan or under other plans or compensatory arrangements, subject to such terms as shall be determined by the Committee. The terms and conditions applicable to such Awards shall be determined by the Committee and evidenced by Award Agreements, which agreements need not be identical.
10.
Adjustment for Recapitalization, Merger, etc.

(a)   Capitalization Adjustments.   The aggregate number of shares of Stock that may be delivered in connection with Awards (as set forth in Section 4 hereof), the numerical share limits in Section 4(a) hereof, the number of shares of Stock covered by each outstanding Award, and the price per share of Stock underlying each such Award shall be equitably and proportionally adjusted or substituted, as determined by the Committee, in its sole discretion, as to the number, price, or kind of a share of Stock or other consideration subject to such Awards (1) in the event of changes in the outstanding Stock or in the capital structure of the Company by reason of stock dividends, extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, amalgamations, consolidations, combinations, exchanges, or other relevant changes in capitalization occurring after the date of grant of any such Award (including any Corporate Event); (2) in connection with any extraordinary dividend declared and paid in respect of shares of Stock, whether payable in the form of cash, stock, or any other form of consideration; or (3) in the event of any change in applicable laws or circumstances that results in or could result in, in either case, as determined by the Committee in its sole discretion, any substantial dilution or enlargement of the rights intended to be granted to, or available for, Participants in the Plan.
(b)   Corporate Events.   Notwithstanding the foregoing, except as provided by the Committee in an Award Agreement, Participant Agreement or otherwise, in connection with (i) a merger, amalgamation, or consolidation involving the Company in which the Company is not the surviving corporation, (ii) a merger, amalgamation, or consolidation involving the Company in which the Company is the surviving corporation but the holders of shares of Stock receive securities of another corporation or other property or cash, (iii) a Change in Control, or (iv) the reorganization, dissolution or liquidation of the Company (each, a “Corporate Event”), the Committee may provide for any one or more of the following:
(1)   The assumption or substitution of any or all Awards in connection with such Corporate Event, in which case the Awards shall be subject to the adjustment set forth in Section 10(a) above;
(2)   The acceleration of vesting of any or all Awards not assumed or substituted in connection with such Corporate Event, subject to the consummation of such Corporate Event;
(3)   The cancellation of any or all Awards not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event, together with the payment to the Participants holding vested Awards (including any Awards that would vest upon the Corporate Event but for such cancellation) so canceled of an amount in respect of cancellation equal to the amount payable pursuant to any Other Cash-Based Award or, with respect to other Awards, an amount based upon the per-share consideration being paid for the Stock in connection with such Corporate Event, less, in the case of Options, Stock Appreciation Rights, and other Awards subject to exercise, the applicable exercise or base price; provided, however, that holders of Options, Stock Appreciation Rights, and other Awards subject to exercise shall be entitled to consideration in respect of cancellation of such Awards only if the per-share consideration less the applicable exercise or base price is greater than zero dollars ($0), and to the extent that the per-share consideration is less than or equal to the applicable exercise or base price, such Awards shall be canceled for no consideration;
(4)   The cancellation of any or all Options, Stock Appreciation Rights and other Awards subject to exercise not assumed or substituted in connection with such Corporate Event (whether vested or unvested) as of the consummation of such Corporate Event; provided that all Options, Stock Appreciation Rights and other Awards to be so canceled pursuant to this paragraph (4) shall first become exercisable for a period of at least ten (10) days prior to such Corporate Event, with any exercise during such period of any unvested Options, Stock Appreciation Rights or other Awards to be (A) contingent upon and subject to the occurrence of the Corporate Event, and (B) effectuated by such means as are approved by the Committee; and
(5)   The replacement of any or all Awards (other than Awards that are intended to qualify as “stock rights” that do not provide for a “deferral of compensation” within the meaning of Section 409A of the Code) with a cash incentive program that preserves the value of the Awards so replaced (determined as of the consummation of the Corporate Event), with subsequent payment of cash incentives subject to the same vesting conditions as applicable to the Awards so replaced and payment to be made within thirty (30) days of the applicable vesting date.
Payments to holders pursuant to paragraph (3) above shall be made in cash or, in the sole discretion of the Committee, and to the extent applicable, in the form of such other consideration necessary for a Participant to receive property, cash, or securities (or a combination thereof) as such Participant would have been entitled to receive upon the occurrence of the transaction if the Participant had been, immediately prior to such transaction, the holder of the number of shares of Stock covered by the Award at such time (less any applicable exercise or base price). In addition, in connection with any Corporate Event, prior to any payment or adjustment contemplated under this Section 10(b), the Committee may require a Participant to (A) represent and warrant as to the unencumbered title to his or her Awards, (B) bear such Participant’s pro-rata share of any post-closing indemnity obligations, and be subject to the same post-closing purchase price adjustments, escrow terms, offset rights, holdback terms, and similar conditions as the other holders of Stock, and (C) deliver customary transfer documentation as reasonably determined by the Committee. The Committee need not take the same action or actions with respect to all Awards or portions thereof or with respect to all Participants. The Committee may take different actions with respect to the vested and unvested portions of an Award.
(c)   Fractional Shares.   Any adjustment provided under this Section 10 may, in the Committee’s discretion, provide for the elimination of any fractional share that might otherwise become subject to an Award. No cash settlements shall be made with respect to fractional shares so eliminated.
(d)   Double-Trigger Vesting.   Notwithstanding any other provisions of the Plan, an Award Agreement or Participant Agreement to the contrary, with respect to any Award that is assumed or substituted in connection with a Change in Control, the vesting, payment, purchase or distribution of such Award may not be accelerated by reason of the Change in Control for any Participant unless the Participant (a) experiences an involuntary Termination as a result of the Change in Control, and (b) executes, returns and does not revoke (if permitted by law) a full release of claims in favor of the Company and its predecessors in the Change of Control, to the extent not already required by the governing Award Agreement. Unless otherwise provided for in an Award Agreement or Participant Agreement, any Award held by a Participant who experiences an involuntary Termination as a result of a Change in Control shall immediately vest as of the date of such Termination. For purposes of this Section 10(d), a Participant will be deemed to experience an involuntary Termination as a result of a Change in Control if the Participant (i) experiences a Termination by the Service Recipient other than for Cause, (ii) experiences a Termination by reason of the Participant’s resignation for “good reason” (or similar term) as defined in the applicable Award Agreement, Participant Agreement, or in a written change in control, retention, severance or similar agreement between the Company and a Participant, or in a change in control, retention, severance or similar plan maintained by the Company in which the Participant participates), (iii) otherwise experiences a Termination under circumstances which entitle the Participant to mandatory severance payment(s) pursuant to applicable law, or (iv) in the case of a non-employee director of the Company, if the non-employee director’s service on the Board terminates in connection with or as a result of a Change in Control, in each case, at any time beginning on the date of the Change in Control up to and including the second (2nd) anniversary of the Change in Control.

11.
Use of Proceeds.

The proceeds received from the sale of Stock pursuant to the Plan shall be used for general corporate purposes.
12.
Rights and Privileges as a Stockholder.

Except as otherwise specifically provided in the Plan, no Person shall be entitled to the rights and privileges of Stock ownership in respect of shares of Stock that are subject to Awards hereunder until such shares have been issued to that Person.
13.
Transferability of Awards.

Awards may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the applicable laws of descent and distribution, and to the extent subject to exercise, Awards may not be exercised during the lifetime of the grantee other than by the grantee. Notwithstanding the foregoing, except with respect to Incentive Stock Options, Awards and a Participant’s rights under the Plan shall be transferable for no value to the extent provided in an Award Agreement or otherwise determined at any time by the Committee.
14.
Employment or Service Rights.

No individual shall have any claim or right to be granted an Award under the Plan or, having been selected for the grant of an Award, to be selected for the grant of any other Award. Neither the Plan nor any action taken hereunder shall be construed as giving any individual any right to be retained in the employ or service of the Company or an Affiliate of the Company.
15.
Compliance with Laws.

The obligation of the Company to deliver Stock upon issuance, vesting, exercise, or settlement of any Award shall be subject to all applicable laws, rules, and regulations, and to such approvals by governmental agencies as may be required. Notwithstanding any terms or conditions of any Award to the contrary, the Company shall be under no obligation to offer to sell or to sell, and shall be prohibited from offering to sell or selling, any shares of Stock pursuant to an Award unless such shares have been properly registered for sale with the U.S. Securities and Exchange Commission pursuant to the Securities Act (or with a similar non-U.S. regulatory agency pursuant to a similar law or regulation) or unless the Company has received an opinion of counsel, satisfactory to the Company, that such shares may be offered or sold without such registration pursuant to an available exemption therefrom and the terms and conditions of such exemption have been fully complied with. The Company shall be under no obligation to register for sale or resale under the Securities Act any of the shares of Stock to be offered or sold under the Plan or any shares of Stock to be issued upon exercise or settlement of Awards. If the shares of Stock offered for sale or sold under the Plan are offered or sold pursuant to an exemption from registration under the Securities Act, the Company may restrict the transfer of such shares and may legend the Stock certificates representing such shares in such manner as it deems advisable to ensure the availability of any such exemption.
16.
Withholding Obligations.

As a condition to the issuance, vesting, exercise, or settlement of any Award (or upon the making of an election under Section 83(b) of the Code), the Committee may require that a Participant satisfy, through deduction or withholding from any payment of any kind otherwise due to the Participant, or through such other arrangements as are satisfactory to the Committee, the amount of all federal, state, and local income and other taxes and withholdings of any kind required or permitted to be withheld in connection with such issuance, vesting, exercise, or settlement (or election). The Committee, in its discretion, may permit shares of Stock to be used to satisfy tax withholding requirements, and such shares shall be valued at their Fair Market Value as of the issuance, vesting, exercise, or settlement date of the Award, as applicable. Depending on the withholding method, the Company may withhold by considering the applicable minimum statutorily required withholding rates or other applicable withholding rates in the applicable Participant’s jurisdiction, including maximum applicable rates that may be utilized without creating adverse accounting treatment under Financial Accounting Standards Board Accounting Standards Codification Topic 718 (or any successor pronouncement thereto).
17.
Amendment of the Plan or Awards.

(a)   Amendment of Plan.   The Board or the Committee may amend the Plan at any time and from time to time.

(b)   Amendment of Awards.   The Board or the Committee may amend the terms of any one or more Awards at any time and from time to time.
(c)   Stockholder Approval; No Material Impairment.   Notwithstanding anything herein to the contrary, no amendment to the Plan or any Award shall be effective without stockholder approval to the extent that such approval is required pursuant to applicable law or the applicable rules of each national securities exchange on which the Stock is listed. Additionally, no amendment to the Plan or any Award shall materially impair a Participant’s rights under any Award unless the Participant consents in writing (it being understood that no action taken by the Board or the Committee that is expressly permitted under the Plan, including, without limitation, any actions described in Section 10 hereof, shall constitute an amendment to the Plan or an Award for such purpose). Notwithstanding the foregoing, subject to the limitations of applicable law, if any, and without an affected Participant’s consent, the Board or the Committee may amend the terms of the Plan or any one or more Awards from time to time as necessary to bring such Awards into compliance with applicable law, including, without limitation, Section 409A of the Code.
(d)   No Repricing of Awards Without Stockholder Approval.   Notwithstanding Sections 17(a) or 17(b) above, or any other provision of the Plan, the repricing of Awards shall not be permitted without stockholder approval. For this purpose, a “repricing” means any of the following (or any other action that has the same effect as any of the following): (1) changing the terms of an Award to lower its exercise or base price (other than on account of capital adjustments resulting from share splits, etc., as described in Section 10(a) hereof), (2) any other action that is treated as a repricing under GAAP, and (3) repurchasing for cash or canceling an Award in exchange for another Award at a time when its exercise or base price is greater than the Fair Market Value of the underlying Stock, unless the cancellation and exchange occurs in connection with an event set forth in Section 10(b) hereof.
18.
Termination or Suspension of the Plan.

The Board or the Committee may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on the day before the tenth (10th) anniversary of the date the stockholders of the Company approve the Plan. No Awards may be granted under the Plan while the Plan is suspended or after it is terminated; provided, however, that following any suspension or termination of the Plan, the Plan shall remain in effect for the purpose of governing all Awards then outstanding hereunder until such time as all Awards under the Plan have been terminated, forfeited, or otherwise canceled, or earned, exercised, settled, or otherwise paid out, in accordance with their terms.
19.
Effective Date of the Plan.

The Plan is effective as of the Effective Date, subject to stockholder approval.
20.
Miscellaneous.

(a)   Certificates.   Stock acquired pursuant to Awards granted under the Plan may be evidenced in such a manner as the Committee shall determine. If certificates representing Stock are registered in the name of the Participant, the Committee may require that (1) such certificates bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Stock, (2) the Company retain physical possession of the certificates, and (3) the Participant deliver a stock power to the Company, endorsed in blank, relating to the Stock. Notwithstanding the foregoing, the Committee may determine, in its sole discretion, that the Stock shall be held in book-entry form rather than delivered to the Participant pending the release of any applicable restrictions.
(b)   Other Benefits.   No Award granted or paid out under the Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.
(c)   Corporate Action Constituting Grant of Awards.   Corporate action constituting a grant by the Company of an Award to any Participant will be deemed completed as of the date of such corporate action, unless otherwise determined by the Committee, regardless of when the instrument, certificate, or letter evidencing the Award is communicated to, or actually received or accepted by, the Participant. In the event that the corporate records (e.g., Committee consents, resolutions or minutes) documenting the corporate action constituting the grant contain terms (e.g., exercise price, vesting schedule or number of shares of Stock) that are inconsistent with those in the

Award Agreement as a result of a clerical error in connection with the preparation of the Award Agreement, the corporate records will control and the Participant will have no legally binding right to the incorrect term in the Award Agreement.
(d)   Clawback/Recoupment Policy.   Notwithstanding anything contained herein to the contrary, all Awards granted under the Plan shall be and remain subject to any incentive compensation clawback or recoupment policy currently in effect or as may be adopted by the Board (or a committee or subcommittee of the Board) and, in each case, as may be amended from time to time. No such policy adoption or amendment shall in any event require the prior consent of any Participant. No recovery of compensation under such a clawback policy will be an event giving rise to a right to resign for “good reason” or “constructive termination” (or similar term) under any agreement with the Company or any of its Affiliates. In the event that an Award is subject to more than one such policy, the policy with the most restrictive clawback or recoupment provisions shall govern such Award, subject to applicable law.
(e)   Non-Exempt Employees.   If an Option is granted to an employee of the Company or any of its Affiliates in the United States who is a non-exempt employee for purposes of the Fair Labor Standards Act of 1938, as amended, the Option will not be first exercisable for any shares of Stock until at least six (6) months following the date of grant of the Option (although the Option may vest prior to such date). Consistent with the provisions of the Worker Economic Opportunity Act, (1) if such employee dies or suffers a Disability, (2) upon a Corporate Event in which such Option is not assumed, continued, or substituted, (3) upon a Change in Control, or (4) upon the Participant’s retirement (as such term may be defined in the applicable Award Agreement or a Participant Agreement, or, if no such definition exists, in accordance with the Company’s then current employment policies and guidelines), the vested portion of any Options held by such employee may be exercised earlier than six (6) months following the date of grant. The foregoing provision is intended to operate so that any income derived by a non-exempt employee in connection with the exercise or vesting of an Option will be exempt from his or her regular rate of pay. To the extent permitted and/or required for compliance with the Worker Economic Opportunity Act to ensure that any income derived by a non-exempt employee in connection with the exercise, vesting or issuance of any shares under any other Award will be exempt from such employee’s regular rate of pay, the provisions of this Section 20(e)will apply to all Awards.
(f)   Data Privacy.   As a condition of receipt of any Award, each Participant explicitly and unambiguously consents to the collection, use, and transfer, in electronic or other form, of personal data as described in this Section 20(e) by and among, as applicable, the Company and its Affiliates for the exclusive purpose of implementing, administering, and managing the Plan and Awards and the Participant’s participation in the Plan. In furtherance of such implementation, administration, and management, the Company and its Affiliates may hold certain personal information about a Participant, including, but not limited to, the Participant’s name, home address, telephone number, date of birth, social security or insurance number or other identification number, salary, nationality, job title(s), information regarding any securities of the Company or any of its Affiliates, and details of all Awards (the “Data”). In addition to transferring the Data amongst themselves as necessary for the purpose of implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, the Company and its Affiliates may each transfer the Data to any third parties assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan. Recipients of the Data may be located in the Participant’s country or elsewhere, and the Participant’s country and any given recipient’s country may have different data privacy laws and protections. By accepting an Award, each Participant authorizes such recipients to receive, possess, use, retain, and transfer the Data, in electronic or other form, for the purposes of assisting the Company in the implementation, administration, and management of the Plan and Awards and the Participant’s participation in the Plan, including any requisite transfer of such Data as may be required to a broker or other third party with whom the Company or the Participant may elect to deposit any shares of Stock. The Data related to a Participant will be held only as long as is necessary to implement, administer, and manage the Plan and Awards and the Participant’s participation in the Plan. A Participant may, at any time, view the Data held by the Company with respect to such Participant, request additional information about the storage and processing of the Data with respect to such Participant, recommend any necessary corrections to the Data with respect to the Participant, or refuse or withdraw the consents herein in writing, in any case without cost, by contacting his or her local human resources representative. The Company may cancel the Participant’s eligibility to participate in the Plan, and in the Committee’s discretion, the Participant may forfeit any outstanding Awards if the Participant refuses or withdraws the consents described herein. For more information on the consequences of refusal to consent or withdrawal of consent, Participants may contact their local human resources representative.

(g)   Participants Outside of the United States.   The Committee may modify the terms of any Award under the Plan made to or held by a Participant who is then a resident, or is primarily employed or providing services, outside of the United States in any manner deemed by the Committee to be necessary or appropriate in order that such Award shall conform to laws, regulations, and customs of the country in which the Participant is then a resident or primarily employed or providing services, or so that the value and other benefits of the Award to the Participant, as affected by non — U.S. tax laws and other restrictions applicable as a result of the Participant’s residence, employment, or providing services abroad, shall be comparable to the value of such Award to a Participant who is a resident, or is primarily employed or providing services, in the United States. An Award may be modified under this Section 20(g) in a manner that is inconsistent with the express terms of the Plan, so long as such modifications will not contravene any applicable law or regulation or result in actual liability under Section 16(b) of the Exchange Act for the Participant whose Award is modified. Additionally, the Committee may adopt such procedures and sub-plans as are necessary or appropriate to permit participation in the Plan by Eligible Persons who are non — U.S. nationals or are primarily employed or providing services outside the United States.
(h)   Change in Time Commitment.   In the event a Participant’s regular level of time commitment in the performance of his or her services for the Company or any of its Affiliates is reduced (for example, and without limitation, if the Participant is an employee of the Company and the employee has a change in status from a full-time employee to a part-time employee) after the date of grant of any Award to the Participant, the Committee has the right in its sole discretion to (i) make a corresponding reduction in the number of shares of Stock subject to any portion of such Award that is scheduled to vest or become payable after the date of such change in time commitment, and (ii) in lieu of or in combination with such a reduction, extend the vesting or payment schedule applicable to such Award. In the event of any such reduction, the Participant will have no right with respect to any portion of the Award that is so reduced or extended.
(i)   No Liability of Committee Members.   Neither any member of the Committee nor any of the Committee’s permitted delegates shall be liable personally by reason of any contract or other instrument executed by such member or on his or her behalf in his or her capacity as a member of the Committee or for any mistake of judgment made in good faith, and the Company shall indemnify and hold harmless each member of the Committee and each other employee, officer, or director of the Company to whom any duty or power relating to the administration or interpretation of the Plan may be allocated or delegated, against all costs and expenses (including counsel fees) and liabilities (including sums paid in settlement of a claim) arising out of any act or omission to act in connection with the Plan, unless arising out of such Person’s own fraud or willful misconduct; provided, however, that approval of the Board shall be required for the payment of any amount in settlement of a claim against any such Person. The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such Persons may be entitled under the Company’s certificate or articles of incorporation or by-laws, each as may be amended from time to time, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.
(j)   Payments Following Accidents or Illness.   If the Committee shall find that any Person to whom any amount is payable under the Plan is unable to care for his or her affairs because of illness or accident, or is a minor, or has died, then any payment due to such Person or his or her estate (unless a prior claim therefor has been made by a duly appointed legal representative) may, if the Committee so directs the Company, be paid to his or her spouse, child, relative, an institution maintaining or having custody of such Person, or any other Person deemed by the Committee to be a proper recipient on behalf of such Person otherwise entitled to payment. Any such payment shall be a complete discharge of the liability of the Committee and the Company therefor.
(k)   Governing Law.   The Plan shall be governed by and construed in accordance with the laws of State of Delaware without reference to the principles of conflicts of laws thereof.
(l)   Electronic Delivery.   Any reference herein to a “written” agreement or document or “writing” will include any agreement or document delivered electronically or posted on the Company’s intranet (or other shared electronic medium controlled or authorized by the Company to which the Participant has access) to the extent permitted by applicable law.
(m)   Statute of Limitations.   A Participant or any other person filing a claim for benefits under the Plan must file the claim within one (1) year of the date the Participant or other person knew or should have known of the facts giving rise to the claim. This one-year statute of limitations will apply in any forum where a Participant or any other person may file a claim and, unless the Company waives the time limits set forth above in its sole discretion, any claim not brought within the time periods specified shall be waived and forever barred.
(n)   Funding.   No provision of the Plan shall require the Company, for the purpose of satisfying any obligations under the Plan, to purchase assets or place any assets in a trust or other entity to which contributions are made or otherwise to segregate any assets, nor shall the Company be required to maintain separate bank accounts, books, records, or other evidence of the existence of a segregated or separately maintained or administered fund for such purposes. Participants shall have no rights under the Plan other than as unsecured general creditors of the Company, except that insofar as they may have become entitled to payment of additional compensation by performance of services, they shall have the same rights as other employees and service providers under general law.
(o)   Reliance on Reports.   Each member of the Committee and each member of the Board shall be fully justified in relying, acting, or failing to act, and shall not be liable for having so relied, acted, or failed to act in good faith, upon any report made by the independent public accountant of the Company and its Affiliates and upon any other information furnished in connection with the Plan by any Person or Persons other than such member.
(p)   Titles and Headings.   The titles and headings of the sections in the Plan are for convenience of reference only, and in the event of any conflict, the text of the Plan, rather than such titles or headings, shall control.
*      *      *
Adopted by the Board of Directors: May 16, 2022
Approved by the Stockholders:
Termination Date: June 21, 2030

Appendix B
Proposed Special Meeting Amendment to the Amended and Restated Certificate of Incorporation of Cowen Inc.
Set forth below is the text of the provision of our charter proposed to be amended by Proposal 5. Additions of text to our charter are indicated by underlining and bolded text and deletions are indicted by strike-through and bolded text.
4.   Special Meetings of the Stockholders.   Special meetings of the stockholders for any purpose may be called, and business to be considered at any such meeting may be proposed, at any time exclusively by the (a) Board of Directors, (b) by the Chairman of the Board of Directors ~~or~~, (c) by the Chief Executive Officer, or (d) subject to the applicable provisions of the by-laws of the Corporation, upon a resolution by or affirmative vote of the Board of Directors upon written request of the Secretary of the Corporation from holders of record; provided, such holders of record (i) own, or are acting on behalf of beneficial owners who collectively own, shares representing in the aggregate at least twenty-five percent (25%) of the capital stock of the Corporation issued and outstanding and entitled to vote on the matter or matters to be brought before the proposed special meeting and (ii) have complied in full with the requirements set forth in the by-laws of the Corporation. Special meetings shall be held at such place or places within or without the State of Delaware as shall from time to time be designated by the Board of Directors. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting; provided, the Board of Directors shall have the authority in its sole and final discretion to submit additional matters in the notice for such special meeting and to cause other business to be transacted at such special meeting.

Appendix C
~~SECOND~~THIRD
AMENDED AND RESTATED
BY-LAWS
OF
COWEN INC. (f/k/a COWEN GROUP, INC.)
Incorporated Under the Laws of the State of Delaware
ARTICLE I.
OFFICES.
The registered office of COWEN INC. (f/k/a COWEN GROUP, INC. (f/k/a LexingtonPark Parent Corp.), the “Corporation”) shall be located in the State of Delaware and shall be at such address as shall be set forth in the Certificate of Incorporation of the Corporation (as the same may be amended from time to time, the “Certificate of Incorporation”). The registered agent of the Corporation at such address shall be as set forth in the Certificate of Incorporation. The Corporation may also have such other offices at such other places, within or without the State of Delaware, as the Board of Directors of the Corporation (the “Board of Directors”) may from time to time designate or the business of the Corporation may require.
ARTICLE II.
STOCKHOLDERS.
Section 1.   Annual Meeting.   The annual meeting of stockholders for the election of directors and the transaction of any other business shall be held on such date and at such time and in such place, either within or without the State of Delaware, as shall from time to time be designated by the Board of Directors. At the annual meeting any business may be transacted and any corporate action may be taken, whether stated in the notice of meeting or not, except as otherwise expressly provided by statute or the Certificate of Incorporation.
Section 2.   Special Meetings.
(a)   ~~Section 2. Special Meetings~~.   Special meetings of the stockholders for any purpose may be called, and business to be considered at any such meeting may be proposed, at any time exclusively (i) by the Board of Directors ~~or by the President. Special meetings shall be held at such place or places within or without the State of Delaware as shall from time to time be designated by the Board of Directors. At a special meeting no business shall be transacted and no corporate action shall be taken other than that stated in the notice of the meeting.~~, (ii) by the Chairman of the Board of Directors, (iii) by the Chief Executive Officer, or (iv) subject to the provisions of this Section 2 and any other applicable provisions of these By-Laws, upon a resolution by or affirmative vote of the Board of Directors upon the written request (a “Stockholder Special Meeting Request”) received by the Secretary of the Corporation from stockholders of record (each, a “Requesting Stockholder” and collectively, the “Requesting Stockholders”); provided, such Requesting Stockholders (A) collectively own (as defined below), or are acting on behalf of beneficial owners who collectively own, shares representing in the aggregate at least twenty-five percent (25%) (the “Requisite Percentage”) of the capital stock of the Corporation issued and outstanding and entitled to vote on the matter or matters to be brought before the proposed special meeting (a “Stockholder Requested Special Meeting”) and such shares have been owned continuously by such Requesting Stockholders (or the beneficial owner directing such Requesting Stockholder) for at least one year prior to the date of the Stockholder Special Meeting Request, and (B) such Requesting Stockholders have otherwise complied in full with the requirements applicable to a Stockholder Special Meeting Request set forth in these By-Laws.
(b)   In order for a Stockholder Requested Special Meeting to be called, the Stockholder Special Meeting Request must (i) be signed and dated by the Requesting Stockholders (or their duly authorized agents) who are entitled to cast not less than the Requisite Percentage of votes on the matter or matters proposed to be brought before the Stockholder Requested Special Meeting, (ii) be delivered to or mailed and received by the Secretary of the Corporation at the principal executive offices of the Corporation and (iii) contain the same information described in (A) Section 3(c) of Article III (for nominations for the election to the Board of Directors); provided, for purposes of this item (A) the reference to “paragraph (d) of this Section 3” in subclause 5 of subsection (ii) thereof shall be substituted with the phrase “paragraph (c) of Section 2”, and (B) Section 4(c) of Article II (for the proposal of business other than nominations for the election to the Board of Directors); provided, for purposes of item (B) of this subclause (iii), (1) the phrase “annual meeting” shall be substituted with the term “Stockholder Requested Special Meeting”, (2) the phrase “stockholder’s notice” and other similar phrases shall be substituted with the term “Stockholder Special Meeting Request” and (3) the reference to “paragraph (d) of this Section 4” in subclause 7 thereof shall be substituted with the phrase “paragraph (c) of Section 2”.
(c)   A Requesting Stockholder providing a Stockholder Special Meeting Request shall further update and supplement such Stockholder Special Meeting Request, if necessary, so that the information provided or required to be provided in such Stockholder Special Meeting Request pursuant to this Section 2 shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the Stockholder Requested Special Meeting and as of the date that is ten (10) business days prior to such Stockholder Requested Special Meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to or be mailed and received by the Secretary of the Corporation at the Corporation’s principal executive offices not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such Stockholder Requested Special Meeting and not less than eight (8) business days prior to the date for such Stockholder Requested Special Meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to such Stockholder Requested Special Meeting or any adjournment or postponement thereof.
(d)   After receiving a Stockholder Special Meeting Request, the Board of Directors shall determine in good faith whether the Requesting Stockholders have satisfied the requirements set forth in these By-Laws, which determination shall be conclusive and binding, and the Corporation shall notify the Requesting Stockholders of the Board of Directors’ determination. If the Board of Directors determines that the Stockholder Special Meeting Request complies with the provisions of these By-Laws and that the proposal to be considered or business to be conducted is a proper subject for stockholder action under applicable law, the Certificate of Incorporation and these By-Laws, the Board of Directors shall call and send notice of a Stockholder Requested Special Meeting for the purpose(s) set forth in the Stockholder Special Meeting Request (as well as any additional purpose(s) deemed advisable in the sole and final discretion of the Board of Directors) in accordance with Section 3 of Article II. The Board of Directors shall determine the place, date and time for such Stockholder Requested Special Meeting, which date shall be not later than 90 days after the date on which the Board of Directors determines that the Stockholder Special Meeting Request satisfies the requirements set forth in these By-Laws. The Board of Directors shall also set a record date for the determination of stockholders entitled to vote at such Stockholder Requested Special Meeting in the manner set forth in Section 9 of Article II. The Board of Directors may adjourn, postpone, reschedule or, if in accordance with these By-Laws, cancel any Stockholder Requested Special Meeting previously scheduled pursuant to this Section 2.
(e)   In determining whether a Stockholder Requested Special Meeting has been requested by Requesting Stockholders representing in the aggregate at least the Requisite Percentage, multiple Stockholder Special Meeting Requests received by the Secretary of the Corporation will be considered together only if (i) each Stockholder Special Meeting Request identifies substantially the same purpose or purposes of, and substantially the same matters proposed to be acted on at, the Stockholder Requested Special Meeting (in each case as determined in the sole and final discretion of the Board of Directors) (which, if such purpose is the removal of directors, will mean that the exact same person or persons are proposed for removal in each relevant request), and (ii) such Stockholder Special Meeting Requests have been dated and received by the Secretary of the Corporation within 30 days of the earliest dated Stockholder Special Meeting Request that was submitted in accordance with the requirements of this Section 2.
(f)   Notwithstanding the foregoing provisions of this Section 2, the Board of Directors shall not be required to call a Stockholder Requested Special Meeting if (i) the Stockholder Special Meeting Request does not strictly comply with each applicable requirement of these By-Laws, (ii) the business specified in the Stockholder Special Meeting Request is not a proper subject for stockholder action under applicable law, the Certificate of Incorporation or these By-Laws, (iii) the Stockholder Special Meeting Request is received by the Secretary of the Corporation during the period commencing 90 days prior to the anniversary date of the prior year’s annual meeting of stockholders and ending on the date of the final adjournment of the next annual meeting of stockholders, (iv) two or more Stockholder Requested Special Meetings have been held within the twelve month period prior to the date the Stockholder Special Meeting Request is received by the Secretary of the Corporation, (v) the Board of Directors has called or calls for an annual or special meeting of stockholders to be held within 90 days after the Secretary of the Corporation receives the Stockholder Special Meeting Request and the Board of Directors

determines that the business of such meeting includes (among any other matters properly brought before the annual or special meeting) an item of business that is the same or substantially similar (as determined in good faith by the Board of Directors) to an item of business as the business specified in the Stockholder Special Meeting Request (“Similar Business”), (vi) Similar Business was presented at any meeting of stockholders held within 120 days prior to receipt by the Secretary of the Corporation of the Stockholder Special Meeting Request, or (vii) any information submitted pursuant to this Section 2 by any Requesting Stockholder is inaccurate in any material respect. For purposes of subclause (vi) in the immediately preceding sentence, the election of directors shall be deemed to be “Similar Business” with respect to all items of business involving the removal of directors or the appointment of directors to fill any resulting vacancies. In addition, if none of the Requesting Stockholders who submitted a Stockholder Special Meeting Request appears or sends a qualified representative to present the matters for consideration that were specified in the Stockholder Special Meeting Request, the Corporation need not present such matters for a vote at such Stockholder Requested Special Meeting regardless of whether proxies have been solicited with respect to such matters.
(g)   Any stockholder who submitted a Stockholder Special Meeting Request may revoke its written request by written revocation received by the Secretary of the Corporation at the principal executive offices of the Corporation at any time prior to the Stockholder Requested Special Meeting. Any disposition by the Requesting Stockholder (or the beneficial owner directing such Requesting Stockholder) of shares of capital entitled to vote at such Stockholder Requested Special Meeting shall be deemed to be a revocation of such Special Meeting Request with respect to such disposed shares. Furthermore, a Stockholder Special Meeting Request shall be deemed revoked (and any meeting scheduled in response may be canceled) if the Requesting Stockholders (or the beneficial owners directing such Requesting Stockholders) do not continue to own at least the Requisite Percentage at all times between the date the Stockholder Special Meeting Request is received by the Secretary of the Corporation and the date of the applicable Stockholder Requested Special Meeting, and each Requesting Stockholder shall promptly notify the Secretary of the Corporation of any decrease in ownership of the number of shares of capital stock of the Corporation owned by such Requesting Stockholder (or the beneficial owner directing such Requesting Stockholder). If, as a result of any revocations (including deemed revocations), there are no longer valid unrevoked written Stockholder Special Meeting Requests from Requesting Stockholders holding the Requisite Percentage, there shall be no requirement to call or hold the applicable Stockholder Requested Special Meeting.
(h)   The Board of Directors (and any other person or body authorized by the Board of Directors) shall have the power and authority to interpret this Section 2 and to make any and all determinations necessary or advisable to apply this Section 2 to any persons, facts or circumstances, including but not limited to, whether outstanding shares of the Corporation’s capital stock are “owned” for purposes of meeting the Requisite Percentage of this Section 2, whether a Stockholder Special Meeting Request complies with the requirements of this Section 2 and whether any and all requirements of this Section 2 have been satisfied. The Board of Directors (and any other person or body authorized by the Board of Directors) may require a Requesting Stockholder to furnish any additional information as may be reasonably required by the Board of Directors (as determined solely and exclusively by the Board of Directors, with such determination being final and binding) to permit the Board of Directors (and any other person or body authorized by the Board of Directors) to make any such interpretation or determination, and each Requesting Stockholder shall provide such information to the Board of Directors within ten business days of such request. Any such interpretation or determination adopted in good faith by the Board of Directors (or any other person or body authorized by the Board of Directors) shall be final, conclusive and binding on all persons, including without limitation the Corporation and all Requesting Stockholders.
(i)   For purposes of this Section 2, a Requesting Stockholder (or the beneficial owner directing such Requesting Stockholder) shall be deemed to “own” only those outstanding shares of capital stock of the Corporation as to which such person possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity to profit from and risk of loss on) such shares; provided, that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (x) sold by such person or any of its affiliates in a transaction that has not been settled or closed, (y) borrowed by such person or any of its affiliates for any purposes or purchased by such person or its affiliates pursuant to an agreement to resell or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar instrument or agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding capital stock of the Corporation, if, in any such case, such instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such person’s or its affiliates’ full right to vote or direct the voting of any such shares and/or (2) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such person or affiliate. A person shall “own” shares held in the name of a nominee or other intermediary so long as the person retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A person’s ownership of shares shall be deemed to continue during any period in which the person has (A) loaned such shares, provided that such person has the power to recall such loaned shares on five (5) business days’ notice and includes in the Stockholder Special Meeting Request an agreement that it will (aa) promptly recall such loaned shares upon receiving notice of the Stockholder Requested Special Meeting, and (bb) continue to hold such recalled shares through the date of the Stockholder Requested Special Meeting, or (B) delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the stockholder. The terms “owned,” “owning,” and other variations of the word “own” shall have correlative meanings. For purposes of this Section 2, the term “affiliate” or “affiliates” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.
Section 3.   Notice of Meetings.   Written notice of the time and place of any stockholders meeting, whether annual or special, shall be given to each stockholder entitled to vote thereat, at the stockholder’s address as the same appears upon the records of the Corporation at least ten (10) days but not more than sixty (60) days before the day of the meeting. Notice of any adjourned meeting need not be given except by announcement at the meeting so adjourned, unless otherwise ordered in connection with such adjournment. Such further notice, if any, shall be given as may be required by law.
Section 4.   Notice of Stockholder Business at Annual Meeting.
(a)   At an annual meeting of the stockholders, only such business shall be conducted as shall have been brought before the meeting (i) pursuant to the Corporation’s notice of meeting (or any supplement thereto), (ii) by or at the direction of the Board of Directors, or (iii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in paragraph (b) of this Section 4, who shall be entitled to vote at such meeting, and who complies with the notice procedures set forth in paragraph (b) of this Section 4.
(b)   For business to be properly brought before an annual meeting by a stockholder pursuant to clause (iii) of paragraph (a) of this Section 4, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation at the Corporation’s principal place of business and such business must be a proper subject for stockholder action under the General Corporation Law of the State of Delaware (the “DGCL”). To be timely, a stockholder’s notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be delivered to or mailed and received at the principal executive offices of the Corporation no later than the close of business on the tenth (10th) day following the earlier of (i) the date on which notice of the date of the meeting was mailed and (ii) the date on which public disclosure of the meeting date was made.
(c)   A stockholder’s notice to the Secretary with respect to business to be brought at an annual meeting shall set forth (1) the nature of the proposed business with reasonable particularity, including the exact text of any proposal to be presented for adoption, and the reasons for conducting that business at the annual meeting, (2) with respect to each such stockholder and the beneficial owners, if any, on whose behalf the business is being submitted and, if such stockholder or beneficial owner is an entity, with respect to each director, executive, general partner, managing member or control person of such entity (any such individual, person or control person, a “Control Person”), name and address (as they appear on the records of the Corporation), business address and telephone number, residence address and telephone number, and the number of shares of each class of capital stock of the Corporation beneficially owned by that stockholder, (3) any material interest of the stockholder in the proposed business, (4) a description of all arrangements or understandings between such stockholder and any other person or persons (including their names) in connection with the proposal of such business by such stockholder, (5) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to bring such business before the meeting, (6) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, swaps, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, the stockholder and such beneficial owners and Control Persons, the effect or intent of which is to mitigate loss, manage risk or benefit from share price change for, or maintain, increase or decrease the voting power of, such stockholder or such beneficial owners or Control Persons with respect to shares of stock of the Corporation, and a representation that the stockholder will notify the Corporation in writing of any such agreement, arrangement or understanding in effect as of the record date for the meeting promptly following the later of the record date or the date notice of the record date is first publicly disclosed, (7) a representation that such stockholder will comply with the provisions of paragraph (~~c~~d) of this Section 4 in further updating or supplementing any notice of business proposed to be brought before the annual meeting and (8) any other information relating to such stockholder and such beneficial owners and Control Persons that would be required to be disclosed in a proxy statement or filing required to be made in connection with the solicitation of proxies by such person with respect to the proposed business to be brought by such person before the annual meeting pursuant to Section 14 of the ~~Securities~~ Exchange Act ~~of 1934, as amended (the “Exchange Act”)~~, and the rules and regulations thereunder.
(d)   ~~(c)~~ A stockholder providing notice of business proposed to be brought before an annual meeting shall further update and supplement such notice, if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 4 shall be true and correct as of the record date for determining the stockholders entitled to receive notice of the annual meeting and as of the date that is ten (10) business days prior to such annual meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to or be mailed and received by the Secretary of the Corporation at its principal executive offices not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of the annual meeting~~.~~ and not less than eight (8) business days prior to the date for such annual meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior such annual meeting or any adjournment or postponement thereof.
(e)   ~~(d) No~~Except for stockholder nominations of persons for election to the Board of Directors at an annual meeting of stockholders (which nominations shall be made in accordance with the terms of Article III, Section 3), no business shall be conducted at an annual meeting except in accordance with the procedures set forth in this Section 4. The chairman of an annual meeting shall, if the facts warrant, determine and declare to the meeting that business was not properly brought before the meeting and in accordance with the procedures prescribed in these By-Laws, and if the chairman should so determine, he shall so declare to the meeting and any such business not properly brought before the meeting shall not be transacted. Nothing in this Section 4 shall relieve a stockholder who proposes to conduct business at an annual meeting from complying with all applicable requirements, if any, of the Exchange Act.
(f)   ~~(e)~~ Notwithstanding the foregoing terms of this Article II, Section 4, any stockholder wishing to nominate a person for election to the Board of Directors at any annual meeting of stockholders (i) pursuant to the advance notice provisions of these By-Laws must comply with the terms and conditions set forth in Article III, Section 3 or ~~in~~(ii) the proxy access provisions of these By-Laws must comply with the terms and conditions set forth Article III, Section 15 ~~hereof~~of these By-Laws, and, in both cases, not this Article II, Section 4.
Section 5.   Quorum.   Any number of stockholders, together holding at least a majority of the capital stock of the Corporation issued and outstanding and entitled to vote, who shall be present in person or represented by proxy at any meeting duly called, shall constitute a quorum for the transaction of all business, except as otherwise provided by law, the Certificate of Incorporation or these By-Laws.
Section 6.   Adjournment of Meetings.   If less than a quorum shall be in attendance at the time for which a meeting shall have been called, the meeting may adjourn from time to time by a majority vote of the stockholders present or represented by proxy and entitled to vote without notice other than by announcement at the meeting until a quorum shall attend. Any meeting at which a quorum is present may also be adjourned in like manner and for such time or upon such call as may be determined by a majority vote of the stockholders present or represented by proxy and entitled to vote. At any adjourned meeting at which a quorum shall be present, any business may be transacted and any corporate action may be taken which might have been transacted at the meeting as originally called.

Section 7.   Voting List.   The Secretary shall prepare and make, at least ten (10) days before every meeting of the stockholders, a complete list of the stockholders entitled to vote at such meeting, arranged in alphabetical order and showing the address of each stockholder and the number of shares registered in the name of each stockholder. Such list shall be open to the examination of any stockholder, for any purpose germane to the meeting, during ordinary business hours, for a period of ten (10) days prior to the meeting, either at a place within the city where the meeting is to be held, which place shall be specified in the notice of the meeting or, if not so specified, at the place where the meeting is to be held. The list shall also be produced and kept at the time and place of the meeting during the whole time thereof, and may be inspected by any stockholder who may be present.
Section 8.   Voting.   Each stockholder entitled to vote at any meeting may vote either in person or by proxy, but no proxy shall be voted on or after three (3) years from its date, unless said proxy provides for a longer period. Except as otherwise provided by the Certificate of Incorporation, each stockholder entitled to vote shall at every meeting of the stockholders be entitled to one (1) vote for each share of stock registered in his name on the record of stockholders. Except as may be provided by law, the Certificate of Incorporation, these By-Laws or any stock exchange or regulatory body applicable to the Corporation, each matter brought before any meeting of stockholders shall be decided by the affirmative vote of the majority of shares present in person or by proxy and entitled to vote on the subject matter. Voting at meetings of stockholders need not be by written ballot.
Section 9.   Record Date of Stockholders.   The Board of Directors is authorized to fix in advance a date not exceeding sixty (60) days nor less than ten (10) days preceding the date of any meeting of stockholders, or the date for the payment of any dividend, or the date for the allotment of rights, or the date when any change or conversion or exchange of capital stock shall go into effect, or a date in connection with obtaining the consent of stockholders for any purposes, as a record date for the determination of the stockholders entitled to notice of, and to vote at, any such meeting, and any adjournment thereof, or entitled to receive payment of any such dividend, or to any such allotment of rights, or to exercise the rights in respect of any such change, conversion or exchange of capital stock, or to give such consent, and, in such case, such stockholders and only such stockholders as shall be stockholders of record on the date so fixed shall be entitled to such notice of, and to vote at, such meeting, and any adjournment thereof, or to receive payment of such dividend, or to receive such allotment of rights, or to exercise such rights, or to give such consent, as the case may be, notwithstanding any transfer of any stock on the books of the Corporation, after such record date fixed as aforesaid.
Section 10.   Action Without Meeting.   No action shall be taken by the stockholders except at an annual or special meeting of stockholders called in accordance with these By-Laws, and no action shall be taken by the stockholders by written consent or by electronic transmission.
Section 11.   Conduct of Meetings.   The Chairman of the Board of Directors, or if there be none, or in the Chairman’s absence, the President shall preside at all annual or special meetings of stockholders. To the maximum extent permitted by law, such presiding person shall have the power to set procedural rules, including but not limited to rules respecting the time allotted to stockholders to speak, governing all aspects of the conduct of such meetings.
Section 12.   Requests for Stockholder List and Corporation Records.   Stockholders shall have those rights afforded under the DGCL to inspect a list of stockholders and other related records and make copies or extracts therefrom. Such request shall be in writing in compliance with Section 220 of the DGCL. In addition, any stockholder making such request must agree that any information so inspected, copied or extracted by the stockholder shall be kept confidential, that any copies or extracts of such information shall be returned to the Corporation and that such information shall only be used for the purpose stated in the request. Information so requested shall be made available for inspecting, copying or extracting at the principal executive offices of the Corporation. Each stockholder desiring a photostatic or other duplicate copies of any such information requested shall make arrangements to provide such duplicating or other equipment necessary in the city where the Corporation’s principal executive offices are located. Alternative arrangements with respect to this Section 12 may be permitted in the discretion of the President of the Corporation or by a vote of the Board of Directors.
Section 13.   Inspectors.   The Corporation shall, in advance of any meeting of stockholders, appoint one or more inspectors, who may be employees of the Corporation, to act at such meeting or any adjournment thereof. If any of the inspectors so appointed fails to appear or act, the chairman of the meeting may appoint one or more alternate inspectors. Each inspector, before entering upon the discharge of his or her duties, shall take and sign an oath faithfully to execute the duties of inspector at such meeting with strict impartiality and according to the best of his or her ability. The inspectors shall determine the number of shares of capital stock of the Corporation outstanding and the voting power of each, the number of shares represented at the meeting, the existence of a quorum, and the validity and effect of proxies and shall receive votes, ballots or consents, hear and determine all challenges and questions arising in connection with the right to vote, count and tabulate all votes, ballots or consents, determine the results, and do such acts as are proper to conduct the election or vote with fairness to all stockholders. On request of the chairman of the meeting, the inspectors shall make a report in writing of any challenge, request or matter determined by them and shall execute a certificate of any fact found by them. No director or candidate for the office of director shall act as an inspector of an election of directors. Inspectors need not be stockholders.
ARTICLE III.
DIRECTORS.
Section 1.   Number and Qualifications.   The Board of Directors shall consist of not less than four (4) and not more than twelve (12) directors and shall consist of such number as may be fixed from time to time by resolution of the Board of Directors. The directors need not be stockholders.
Section 2.   Election of Directors.   The directors shall be elected by the stockholders at the annual meeting of stockholders.
Section 3.   Nomination of Director Candidates.
(a)   Nominations of persons for election to the Board of Directors may be made (i) by or at the direction of the Board of Directors or a committee thereof or (ii) by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in paragraph (b) of this Section 3, who shall be entitled to vote for the election of the director so nominated, and who complies with the notice procedures set forth in paragraphs (b) and (c) of this Section 3.
(b)   Nominations by stockholders shall be made pursuant to timely notice in writing to the Secretary of the Corporation at the Corporation’s principal place of business. To be timely, a stockholder’s notice shall be delivered to or mailed and received at the principal executive offices of the Corporation (i) in the case of an annual meeting, not less than ninety (90) days nor more than one hundred twenty (120) days prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be delivered to or mailed and received at the principal executive offices of the Corporation not later than the close of business on the tenth (10th) day following the earlier of (A) the date on which notice of the date of the meeting was mailed and (B) the date on which public disclosure of the meeting date was made, and (ii) in the case of a special meeting at which directors are to be elected, not later than the close of business on the tenth (10th) day following the earlier of (x) the date on which notice of the date of the meeting was mailed and (y) the date on which public disclosure of the meeting date was made.
(c)   Such notice shall set forth:
(i)   as to each person whom the stockholder proposes to nominate for election as a director (1) the name, age, business address and residence address of the person, (2) the principal occupation or employment of the person, (3) (A) the class or series and number of shares of capital stock of the Corporation which are owned beneficially or of record by such person or any affiliates or associates of such person, (B) the name of each nominee holder of shares of all stock of the Corporation owned beneficially but not of record by such person or any affiliates or associates of such person, and the number of shares of stock of the Corporation held by each such nominee holder and (C) a description of any agreement, arrangement or understanding (including any derivative or short positions, profit interests, swaps, options, warrants, stock appreciation or similar rights, hedging transactions, and borrowed or loaned shares) that has been entered into as of the date of the stockholder’s notice by, or on behalf of, such person or any affiliates or associates of such person, the effect or intent of which is to mitigate loss, manage risk or benefit from share price change for, or maintain, increase or decrease the voting power or pecuniary or economic interest of, such person or such affiliates or associates of such person with respect to shares of stock of the Corporation, (4) any other information relating to the person that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder, as well as other information, in each case, as set forth in a completed and signed written questionnaire completed and signed by the stockholder nominee, which questionnaire shall be provided to the stockholder nominee by the Secretary upon written request to the Secretary, and (5) any additional information as necessary to permit the Board of Directors to determine if each stockholder nominee is independent under applicable rules and listing standards of the principal U.S. securities exchanges upon which the Class A common stock of the Corporation is listed, any applicable rules of the U.S. Securities and Exchange Commission and any publicly disclosed standards used by the Board of Directors in determining and disclosing the independence of the Corporation’s directors (collectively, the “Applicable Independence Standards”); and
(ii)   as to the stockholder giving the notice and the beneficial owners, if any, on whose behalf the nomination is being submitted and, if such stockholder or beneficial owner is an entity, as to each Control Person (1) the name and record address of such stockholder or such beneficial owners or Control Persons, (2) information with respect to such stockholder or such beneficial owners or Control Persons as would be provided pursuant to subpart (i) of paragraph (c) of this Section 3 above, (3) a description of all arrangements or understandings (whether written or oral) between such stockholder and each proposed nominee and any other person or persons (including their names and addresses) pursuant to which the nominations(s) are to be made by such stockholder, (4) a representation that such stockholder intends to appear in person or by proxy at the meeting to nominate the persons named in its notice, (5) a representation that such stockholder will comply with the provisions of paragraph (~~e~~d) of this Section 3 in further updating or supplementing any notice of business proposed to be brought before an annual meeting and (6) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filings required to be made in connection with solicitation of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and to serve as a director if elected.
(d)   A stockholder providing notice of any nomination proposed to be made at a meeting of the stockholders pursuant to this Section 3 shall further update and supplement such notice if necessary, so that the information provided or required to be provided in such notice pursuant to this Section 3 shall be true and correct as of the record date for determining the stockholders entitled to receive notice of such meeting and as of the date that is ten (10) business days prior to such meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to or be mailed and received by the Secretary of the Corporation at its principal executive offices not later than five (5) business days after the record date for determining the stockholders entitled to receive notice of such meeting~~.~~ and not less than eight (8) business days prior to the date for such meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior to such meeting or any adjournment or postponement thereof.
(e)   No person shall be eligible to serve as a director of the Corporation unless nominated in accordance with the procedures set forth in this Section 3 or the procedures set forth in Article III, Section 15 hereof. The election of any director in violation of this Section 3 shall be void and of no force or effect. The chairman of the meeting shall, if the facts warrant, determine and declare to the meeting that a nomination was not made in accordance with the procedures so prescribed by these By-Laws, and if the chairman should so determine, he shall so declare to the meeting and the defective nomination shall be disregarded. Notwithstanding the foregoing provisions of this Section 3, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this Section 3.
Section 4.   Duration of Office.   The directors chosen at any annual meeting of the stockholders shall, except as hereinafter provided, hold office until the next annual election and until their successors are elected and qualify.
Section 5.   Removal and Resignation of Directors.   Any director or the entire Board of Directors may be removed only in the circumstances set forth in the Certificate of Incorporation, either at meetings of stockholders at which directors are elected, or at a special meeting of the stockholders, and the office of such director shall forthwith become vacant. Any director may resign at any time. Such resignation shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President or the Secretary. The acceptance of a resignation shall not be necessary to make it effective, unless so specified therein.
Section 6.   Filling of Vacancies.   Any vacancy among the directors occurring from any cause whatsoever may be filled by a majority of the remaining directors, though less than a quorum. Except as otherwise provided herein, any person elected or appointed to fill a vacancy shall hold office, subject to the right of removal as hereinbefore provided, until the next annual election and until his successor is elected and qualifies.
Section 7.   Regular Meetings.   The Board of Directors shall hold an annual meeting for the purpose of organization and the transaction of any business immediately after the annual meeting of the stockholders, provided a quorum of directors is present. Other regular meetings may be held at such times as may be determined from time to time by resolution of the Board of Directors.
Section 8.   Special Meetings.   Special meetings of the Board of Directors may be called by the Chairman of the Board of Directors, if any, by the President or by a majority of the Board of Directors at any time in office.
Section 9.   Notice and Place of Meetings.   Meetings of the Board of Directors may be held at the principal office of the Corporation, or at such other place as shall be stated in the notice of such meeting. Notice of any special meeting, and, except as the Board of Directors may otherwise determine by resolution, notice of any regular meeting also, shall be mailed to each director addressed to him at his residence or usual place of business at least two (2) days before the day on which the meeting is to be held, or if sent to him at such place by facsimile, telegraph, electronic mail or cable, or delivered personally or by telephone, not later than the day before the day on which the meeting is to be held. No notice of the annual meeting of the Board of Directors shall be required if it is held immediately after the annual meeting of the stockholders and if a quorum is present.
Section 10.   Business Transacted at Meetings, etc.   Any business may be transacted and any corporate action may be taken at any regular or special meeting of the Board of Directors at which a quorum shall be present, whether such business or proposed action be stated in the notice of such meeting or not, unless special notice of such business or proposed action shall be required by statute.
Section 11.   Quorum.   A majority of the Board of Directors at any time in office shall constitute a quorum. At any meeting at which a quorum is present, the act of a majority of the members present shall be the act of the Board of Directors unless the act of a greater number is specifically required by law or by the Certificate of Incorporation or these By-Laws. The members of the Board of Directors shall act only as the Board of Directors and the individual members thereof shall not have any powers as such.
Section 12.   Compensation.   The Board of Directors shall have the authority to fix the form and amount of compensation paid to directors, including fees and reimbursement of expenses incurred in connection with attendance at regular or special meetings of the Board of Directors or any committee thereof. Nothing herein contained shall preclude any director from serving the Corporation in any other capacity, as an officer, agent or otherwise, and receiving compensation therefor.
Section 13.   Action Without a Meeting.   Any action required or permitted to be taken at any meeting of the Board of Directors, or of any committee thereof, may be taken without a meeting if all members of the Board of Directors or committee, as the case may be, consent thereto in writing or by electronic transmission and the writing or writings or electronic transmission or transmissions are filed with the minutes of the proceedings of the Board of Directors or committee.
Section 14.   Meetings Through Use of Communications Equipment.   Members of the Board of Directors, or any committee designated by the Board of Directors, shall, except as otherwise provided by law, the Certificate of Incorporation or these By-Laws, have the power to participate in and act at a meeting of the Board of Directors, or any committee, by means of a conference telephone or similar communications equipment by means of which all persons participating in the meeting can hear each other, and such participation shall constitute presence in person at the meeting.
Section 15.   Proxy Access.
(a)   Whenever the Board of Directors solicits proxies with respect to the election of directors at an annual meeting of stockholders, subject to the provisions of this Section 15 and to the extent permitted by applicable law, the Corporation shall include in its proxy statement for such annual meeting, in addition to any persons nominated for election by the Board of Directors or any committee thereof, the name, together with the Required Information (defined below), of any person nominated for election (each such person being hereinafter referred to as a “Stockholder Nominee”) to the Board of Directors by any stockholder or group of no more than twenty (20) stockholders (provided that a group of investment funds under common management and investment control shall be treated as one stockholder) that satisfies the requirements of this Section 15 (such individual or group, including as the context requires each member thereof, being hereinafter referred to as the “Eligible Stockholder”), and who expressly elects at the time of providing the notice required by this Section 15 (the “Notice of Proxy Access Nomination”) to have its nominee included in the Corporation’s proxy materials (including the proxy card) pursuant to this Section 15. For purposes of this Section 15, the “Required Information” that the Corporation will include in its proxy statement is (i) the information provided to the Secretary of the Corporation concerning each Stockholder Nominee and Eligible Stockholder that is required to be disclosed in the Corporation’s proxy statement pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder, by these By-laws, by the Certificate of Incorporation or by the listing standards of each principal U.S. securities exchange upon which the Class A common stock of the Corporation is listed and (ii) if the Eligible Stockholder so elects, a written statement (not to exceed five hundred (500) words) in support of the Stockholder Nominee(s)’ candidacy (the “Statement”). Only one Statement may be submitted by an Eligible Stockholder in support of its Stockholder Nominee(s). Notwithstanding anything to the contrary contained in this Section 15, the Corporation may omit from its proxy materials any information or Statement (or portion thereof) that it, in good faith, believes would violate any applicable law or regulation. For the avoidance of doubt, nothing in this Section 15 shall limit the Corporation’s ability to solicit against any Stockholder Nominee or include in its proxy materials the Corporation’s own statements or other information relating to any Eligible Stockholder or Stockholder Nominee, including any information provided to the Corporation pursuant to this Section 15. Subject to the provisions of this Section 15, the name of any Stockholder Nominee included in the Corporation’s proxy statement for an annual meeting of stockholders shall also be set forth on the form of proxy distributed by the Corporation in connection with such annual meeting.
(b)   To be timely, the Notice of Proxy Access Nomination must be delivered to, or mailed to and received by, the Secretary of the Corporation not less than one hundred and twenty (120) days and not more than one hundred and fifty (150) days prior to the anniversary of the date the Corporation issued its proxy statement for the previous year’s annual meeting of stockholders; provided, however, that in the event that the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be delivered to or mailed and received at the principal executive offices of the Corporation no later than the close of business on the tenth (10th) day following the earlier of (i) the date on which notice of the date of the meeting was mailed and (ii) the date on which public disclosure of the meeting date was made.
(c)   The maximum number of Stockholder Nominees nominated by all Eligible Stockholders that will be included in the Corporation’s proxy materials with respect to an annual meeting of stockholders shall not exceed the greater of (x) two (2) and (y) twenty percent (20%) of the number of directors in office as of the last day on which a Notice of Proxy Access Nomination may be delivered pursuant to and in accordance with this Section 15 with respect to such annual meeting (the “Final Proxy Access Nomination Date”) or, if such amount is not a whole number, the closest whole number below twenty percent (20%) (such number, as it may be adjusted pursuant to this Section 15(c), the “Permitted Number”), but not less than one. In the event that one or more vacancies for any reason occurs on the Board of Directors after the Final Proxy Access Nomination Date but before the date of the annual meeting of the stockholders and the Board of Directors resolves to reduce the size of the Board of Directors in connection therewith, the Permitted Number shall be calculated based on the number of directors in office as so reduced. In addition, the Permitted Number shall be reduced by (i) the number of individuals who will be included in the Corporation’s proxy materials as nominees recommended by the Board of Directors pursuant to an agreement, arrangement or other understanding with a stockholder or group of stockholders (other than any such agreement, arrangement or understanding entered into in connection with an acquisition of stock from the Corporation by such stockholder or group of stockholders), (ii) the number of incumbent directors in office as of the Final Proxy Access Nomination Date who were included in the Corporation’s proxy materials as a Stockholder Nominee for any of the two (2) preceding annual meetings of stockholders (including any persons counted as Stockholder Nominees pursuant to the immediately succeeding sentence) and whose reelection at the upcoming annual meeting is being recommended by the Board of Directors, and (iii) the number of persons for which the Corporation shall have received notice that a stockholder intends to nominate as a candidate for election to the Board of Directors at the annual meeting of stockholders pursuant to Article III, Section 3 of these By-Laws, but only to the extent the Permitted Number after such reduction with respect to this clause (iii) equals or exceeds one. For purposes of determining when the Permitted Number has been reached, any individual nominated by an Eligible Stockholder for inclusion in the Corporation’s proxy materials pursuant to this Section 15 whom the

Board of Directors determines to include in the Corporation’s proxy statement (whether as a Stockholder Nominee or otherwise) shall be counted as one of the Stockholder Nominees even if such individual’s nomination is subsequently withdrawn, disregarded or declared invalid or ineligible, unless such withdrawal, disregard, or declaration of invalidity or ineligibility occurs before the date that is twenty-five (25) calendar days prior to the anniversary of the immediately preceding annual meeting of stockholders. Any Eligible Stockholder submitting more than one Stockholder Nominee for inclusion in the Corporation’s proxy materials pursuant to this Section 15 shall rank such Stockholder Nominees based on the order in which the Eligible Stockholder desires such Stockholder Nominees to be selected for inclusion in the Corporation’s proxy materials. In the event the total number of Stockholder Nominees exceeds the maximum number of Stockholder Nominees provided for in this Section 15, the highest ranking Stockholder Nominee who meets the requirements of this Section 15 from each Eligible Stockholder will be selected for inclusion in the Corporation’s proxy materials until the maximum number is reached, proceeding in order from the largest to the smallest of such Eligible Stockholders based on the number of shares of Class A common stock of the Corporation each Eligible Stockholder disclosed as owned in the Notice of Proxy Access Nomination submitted to the Corporation hereunder. If the maximum number of Stockholder Nominees provided for in this Section 15 is not reached after the highest ranking Stockholder Nominee who meets the requirements of this Section 15 from each Eligible Stockholder has been selected, the selection process will continue as many times as necessary, following the same order each time, until the maximum number is reached. The Stockholder Nominees so selected by each Eligible Stockholder in accordance with this Section 15 will be the only Stockholder Nominees entitled to be included in the Corporation’s proxy materials and, following such selection, if the Stockholder Nominees so selected are not included in the Corporation’s proxy materials or are not submitted for election (for any reason, including the failure to comply with this Section 15), no other Stockholder Nominees will be included in the Corporation’s proxy materials or otherwise submitted for election pursuant to this Section 15.
(d)   In order to make a nomination pursuant to this Section 15, an Eligible Stockholder must have owned (as defined below) at least three percent (3%) of the Corporation’s outstanding Class A common stock (the “Required Shares”) continuously for at least three (3) years (the “Minimum Holding Period”) as of both the date the Notice of Proxy Access Nomination is delivered to the Secretary of the Corporation in accordance with this Section 15 and the record date for determining the stockholders entitled to vote at the annual meeting, and must continue to own the Required Shares through the date of the annual meeting. For purposes of this Section 15, an Eligible Stockholder shall be deemed to “own” only those outstanding shares of Class A common stock of the Corporation as to which the stockholder possesses both (i) the full voting and investment rights pertaining to the shares and (ii) the full economic interest in (including the opportunity to profit from and risk of loss on) such shares; provided, that the number of shares calculated in accordance with clauses (i) and (ii) shall not include any shares (x) sold by such stockholder or any of its affiliates in a transaction that has not been settled or closed, (y) borrowed by such stockholder or any of its affiliates for any purposes or purchased by such stockholder or its affiliates pursuant to an agreement to resell or (z) subject to any option, warrant, forward contract, swap, contract of sale, other derivative or similar instrument or agreement entered into by such stockholder or any of its affiliates, whether any such instrument or agreement is to be settled with shares or with cash based on the notional amount or value of shares of outstanding Class A common stock of the Corporation, if, in any such case, such instrument or agreement has, or is intended to have, the purpose or effect of (1) reducing in any manner, to any extent or at any time in the future, such stockholder’s or its affiliates’ full right to vote or direct the voting of any such shares and/or (2) hedging, offsetting or altering to any degree any gain or loss realized or realizable from maintaining the full economic ownership of such shares by such stockholder or affiliate. A stockholder shall “own” shares held in the name of a nominee or other intermediary so long as the stockholder retains the right to instruct how the shares are voted with respect to the election of directors and possesses the full economic interest in the shares. A stockholder’s ownership of shares shall be deemed to continue during any period in which the stockholder has (~~i~~A) loaned such shares, provided that the stockholder has the power to recall such loaned shares on five (5) business days’ notice and includes in the Notice of Proxy Access Nomination an agreement that it will (~~A~~aa) promptly recall such loaned shares upon being notified that any of its Stockholder Nominees will be included in the Corporation’s proxy materials, and (~~B~~bb) continue to hold such recalled shares through the date of the annual meeting, or (~~ii~~B) delegated any voting power by means of a proxy, power of attorney or other instrument or arrangement which is revocable at any time by the stockholder. The terms “owned,” “owning,” and other variations of the word “own” shall have correlative meanings. Whether outstanding shares of the Class A common stock of the Corporation are

“owned” for these purposes shall be determined by the Board of Directors or any committee thereof. For purposes of this Section 15, the term “affiliate” or “affiliates” shall have the meaning ascribed to such term in Rule 12b-2 of the General Rules and Regulations of the Exchange Act.
(e)   Within the time period specified in this Section 15 for delivering the Notice of Proxy Access Nomination, an Eligible Stockholder must provide the following information in writing to the Secretary of the Corporation:
(i)   one or more written statements from the record holder of the Required Shares (and from each intermediary through which the Required Shares are or have been held during the Minimum Holding Period) verifying that, as of a date within seven (7) calendar days prior to the date the Notice of Proxy Access Nomination is delivered to, or mailed to and received by, the Secretary of the Corporation, the Eligible Stockholder owns, and has owned continuously for the Minimum Holding Period, the Required Shares, and the Eligible Stockholder’s agreement to provide, within five (5) business days after the record date for the annual meeting, one or more written statements from the record holder and intermediaries verifying the Eligible Stockholder’s continuous ownership of the Required Shares through the record date;
(ii)   a copy of Schedule 14N that has been filed or is to be filed with the U.S. Securities and Exchange Commission as required by Rule 14a-18 under the Exchange Act;
(iii)   the information, representations and agreements that are the same as those that would be required to be set forth in a stockholder’s notice of nomination pursuant to Section 3 of Article III of these By-Laws (including the written consent of each Stockholder Nominee to being named as a nominee and to serve as a director if elected);
(iv)   a representation that the Eligible Stockholder (1) acquired the Required Shares in the ordinary course of business and not with the intent to change or influence control at the Corporation, and does not presently have such intent, (2) will continue to hold the Required Shares through the date of the annual meeting, (3) has not nominated and will not nominate for election for the Board of Directors at the annual meeting any person other than the Stockholder Nominee(s) it is nominating pursuant to this Section 15, (4) has not engaged and will not engage in, and has not and will not be a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors, (5) has not distributed and will not distribute to any stockholder of the Corporation any form of proxy for the annual meeting other than the form distributed by the Corporation, (6) agrees to comply with all applicable laws and regulations applicable to the use, if any, of soliciting material, and (7) will provide facts, statements and other information in all communications with the Corporation and its stockholders that are or will be true and correct in all material respects and do not and will not omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;
(v)   an undertaking that the Eligible Stockholder agrees to (1) assume all liability stemming from any legal or regulatory violation arising out of the Eligible Stockholder’s communications with the stockholders of the Corporation or out of the information that the Eligible Stockholder provided to the Corporation and (2) indemnify and hold harmless the Corporation and each of its directors, officers and employees individually against any liability, loss or damages in connection with any threatened or pending action, suit or proceeding, whether legal, administrative or investigative, against the Corporation or any of its directors, officers or employees arising out of any nomination submitted by the Eligible Stockholder pursuant to this Section 15;
(vi)   an agreement by each Stockholder Nominee, upon such Stockholder Nominee’s election, to make such acknowledgements, enter into such agreements and provide such information as the Board of Directors requires of all directors at such time, including without limitation, agreeing to be bound by the Corporation’s code of ethics, insider trading policies and procedures and other similar policies and procedures; and
(vii)   in the case of a nomination by an Eligible Stockholder consisting of a group of stockholders in which two (2) or more funds are intended to be treated as one stockholder for purposes or qualifying as an

Eligible Stockholder, documentation reasonably satisfactory to the Corporation that demonstrates that the funds are under common management and investment control.
(f)   In addition to the information required pursuant to paragraph (e) of this Section 15 or any other provision of these By-Laws, the Corporation also may require each Stockholder Nominee to furnish any other information (i) that may reasonably be requested by the Corporation to determine whether the Stockholder Nominee would be independent under the Applicable Independence Standards, (ii) that could be material to a reasonable stockholder’s understanding of the independence, or lack thereof, of such Stockholder Nominee or (iii) that may reasonably be required to determine the eligibility of such Stockholder Nominee to serve as a director of the Corporation.
(g)   In the event that any information or communications provided by the Eligible Stockholder or the Stockholder Nominee to the Corporation or its stockholders ceases to be true and correct in all material respects or omits a material fact necessary to make the statements made, in light of the circumstances under which they were made, not misleading, each Eligible Stockholder or Stockholder Nominee, as the case may be, shall promptly notify the Secretary of the Corporation of any defect in such previously provided information and of the information that is required to correct any such defect. Without limiting the foregoing, an Eligible Stockholder shall provide immediate notice to the Corporation if the Eligible Stockholder ceases to own at least the Required Shares at any time prior to the date of the annual meeting. In addition, any person providing any information to the Corporation pursuant to this Section 15 shall further update and supplement such information, if necessary, so that all such information shall be true and correct as of the record date for the annual meeting and as of the date that is ten (10) business days prior to such annual meeting or any adjournment or postponement thereof, and such update and supplement shall be delivered to or mailed and received by the Secretary at the principal executive offices of the Corporation not later than five (5) business days after the record date and not less than eight (8) business days prior to the date for such annual meeting or any adjournment or postponement thereof in the case of the update and supplement required to be made as of ten (10) business days prior such annual meeting or any adjournment or postponement thereof. For the avoidance of doubt, no notification, update or supplement provided pursuant to this Section 15 or otherwise shall be deemed to cure any defect in any previously provided information or communications or limit the remedies available to the Corporation relating to any such defect (including the right to omit a Stockholder Nominee from its proxy materials pursuant to this Section 15).
(h)   Notwithstanding anything to the contrary contained in this Section 15, the Corporation shall not be required to include in its proxy materials for any meeting of stockholders, pursuant to this Section 15, a Stockholder Nominee (i) for which the Secretary of the Corporation receives a notice that a stockholder has nominated such Stockholder Nominee for election to the Board of Directors pursuant to the advance notice requirements for stockholder nominees for director set forth in Section 3 of Article III of these By-Laws, (ii) if the Eligible Stockholder who has nominated such Stockholder Nominee has engaged in or is currently engaged in, or has been or is a “participant” in another person’s, “solicitation” within the meaning of Rule 14a-1(l) under the Exchange Act in support of the election of any individual as a director at the annual meeting other than its Stockholder Nominee(s) or a nominee of the Board of Directors, (iii) who is not independent under the Applicable Independence Standards, (iv) whose election as a member of the Board of Directors would cause the Corporation to be in violation of these By-Laws, the Certificate of Incorporation, the rules and listing standards of the principal U.S. exchanges upon which the Class A common stock of the Corporation is listed, or any applicable state or federal law, rule or regulation, (v) who is or has been, within the past three (3) years, an officer or director of a competitor, as defined in Section 8 of the Clayton Antitrust Act of 1914, (vi) who is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses) or has been convicted in such a criminal proceeding within the past ten (10) years, (vii) if such Stockholder Nominee or the applicable Eligible Stockholder shall have provided information to the Corporation in respect to such nomination that was untrue in any material respect or omitted to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading, as determined by the Board of Directors or any committee thereof, (viii) if the Eligible Stockholder or the applicable Stockholder Nominee has breached any of their obligations under these By-Laws, or (ix) if the Eligible Stockholder or applicable Stockholder Nominee fails to comply with its obligations pursuant to this Section 15.
(i)   Notwithstanding anything to the contrary set forth herein, if (i) a Stockholder Nominee and/or the applicable Eligible Stockholder breaches any of its agreements or representations or fails to comply with any of its obligations under this Section 15, (ii) the Eligible Stockholder (or a qualified representative thereof) does not appear in person at the meeting of stockholders to present any nomination pursuant to this Section 15, or (ii) a Stockholder Nominee otherwise becomes ineligible for inclusion in the Corporation’s proxy materials pursuant to this Section 15, or dies, becomes disabled or otherwise becomes ineligible or unavailable for election at the annual meeting, in each case as determined by the Board of Directors or any committee thereof or the presiding officer of the annual meeting, (A) the Corporation may omit or, to the extent feasible, remove the information concerning such Stockholder Nominee and the related Statement from its proxy materials and/or otherwise communicate to its stockholders that such Stockholder Nominees will not be eligible for election at the annual meeting, (B) the Corporation shall not be required to include in its proxy materials any successor or replacement nominee proposed by the applicable Eligible Stockholder or any other Eligible Stockholder, and (C) the presiding officer of the annual meeting shall declare such nomination to be invalid, and such nomination shall be disregarded notwithstanding that proxies in respect of such vote may have been received by the Corporation.
(j)   Whenever the Eligible Stockholder consists of a group of more than one stockholder, (i) each provision in this Section 15 that requires the Eligible Stockholder to provide any written statements, representations, undertakings, agreements or other instruments or to meet any other conditions shall be deemed to require each stockholder that is a member of such group to provide such statements, representations, undertakings, agreements or other instruments and to meet such other conditions, (ii) a breach of any obligation, agreement or representation under this Section 15 by any member of such group shall be deemed a breach by the Eligible Stockholder and (iii) the Notice of Proxy Access Nomination must designate one member of the group for purposes of receiving communications, notices and inquiries from the Corporation and otherwise authorize such member to act on behalf of all members of the group with respect to all matters relating to the nomination under this Section 15 (including withdrawal of the nomination). Whenever the Eligible Stockholder consists of a group of stockholders aggregating their shareholdings in order to meet the three percent (3%) ownership requirement of the “Required Shares” definition, (x) such ownership shall be determined by aggregating the lowest number of shares continuously owned (as defined in paragraph (d) of Section 15 hereof) by each such stockholder during the Minimum Holding Period and (y) the Notice of Proxy Access Nomination must indicate, for each such stockholder, such lowest number of shares continuously owned by such stockholder during the Minimum Holding Period. No person may be a member of more than one group of persons constituting an Eligible Stockholder with respect to any annual meeting.
(k)   Any Stockholder Nominee who is included in the Corporation’s proxy materials for a particular annual meeting of stockholders but either (i) withdraws from or becomes ineligible or unavailable for election at the annual meeting, or (ii) does not receive at least twenty-five percent (25%) of the votes cast in favor of such Stockholder Nominee’s election, will be ineligible to be a Stockholder Nominee pursuant to this Section 15 for the next two (2) annual meetings. For the avoidance of doubt, paragraph (k) of this Section 15 shall not prevent any stockholder from nominating any person to the Board of Directors pursuant to and in accordance with Section 3 of Article III of these By-Laws.
(l)   In order to be eligible for election or reelection as a director of the Corporation, a person must deliver to the Secretary at the principal executive offices of the Corporation a written representation and agreement that such person (i) is not and will not become a party to (A) any agreement, arrangement or understanding with, and has not given any commitment or assurance to, any person or entity as to how such person, if elected as a director of the Corporation, will act or vote on any issue or question (a “Voting Commitment”) that has not been disclosed to the Corporation in such representation and agreement, or (B) any Voting Commitment that could limit or interfere with such person’s ability to comply, if elected as a director of the Corporation, with such person’s fiduciary duties under applicable law, (ii) is not and will not become a party to any agreement, arrangement or understanding with any person or entity other than the Corporation with respect to any direct or indirect compensation, reimbursement or indemnification in connection with such person’s nomination, candidacy, service or action as a director that has not been disclosed to the Corporation in such representation and agreement, (iii) would be in compliance, if elected as a director of the Corporation, and will comply with the Corporation’s code of business ethics, corporate governance guidelines, securities trading policies and any other policies or guidelines of the Corporation applicable to directors, and (iv) will make such other acknowledgments, enter into such agreements and provide such information as the Board requires of all directors, including promptly submitting all completed and signed questionnaires required of the Corporation’s directors.

ARTICLE IV.
COMMITTEES.
Section 1.   Audit Committee.   Unless not required by the national securities exchange or stock market on which the Corporation’s securities may be listed, if any, and federal securities and other laws, rules and regulations, the Board of Directors shall have an Audit Committee comprised of such directors as may be determined from time to time by the Board of Directors; provided, however, that the composition of the Audit Committee shall comply, to the extent required, with the requirements of the national securities exchange or stock market on which the Corporation’s securities may be listed, if any, and federal securities and other laws, rules and regulations. The Audit Committee shall have the powers and perform the duties set forth in the audit committee charter adopted by the Board of Directors.
Section 2.   Compensation Committee.   Unless not required by the national securities exchange or stock market on which the Corporation’s securities may be listed, and federal securities and other laws, rules and regulations, the Board of Directors shall have a Compensation Committee comprised of such directors as may be determined from time to time by the Board of Directors; provided, however, that the composition of the Compensation Committee shall comply, to the extent required, with the requirements of the national securities exchange or stock market on which the Corporation’s securities may be listed, and federal securities and other laws, rules and regulations. The Compensation Committee shall have the powers and perform the duties set forth in the compensation committee charter adopted by the Board of Directors.
Section 3.   Governance and Nominating Committee.   Unless not required by the national securities exchange or stock market on which the Corporation’s securities may be listed, and federal securities and other laws, rules and regulations, the Board of Directors shall have a Governance and Nominating Committee comprised of such directors as may be determined from time to time by the Board of Directors; provided, however, that the composition of the Governance and Nominating Committee shall, to the extent required, comply with the requirements of the national securities exchange or stock market on which the Corporation’s securities may be listed, and federal securities and other laws, rules and regulations. The Governance and Nominating Committee shall have the powers and perform the duties set forth in the governance and nominating committee charter adopted by the Board of Directors.
Section 4.   Executive Committee.   The Board of Directors may designate two (2) or more of their number to constitute an Executive Committee to hold office at the pleasure of the Board of Directors, which Committee shall, during the intervals between meetings of the Board of Directors, have and exercise all of the powers of the Board of Directors, other than such powers as are granted to the Audit Committee, the Compensation Committee or the Governance and Nominating Committee, in the management of the business and affairs of the Corporation, subject only to such restrictions or limitations as the Board of Directors may from time to time specify, or as limited by the DGCL.
Section 5.   Other Committees.   Other committees, whose members need not be members of the Board of Directors, may be appointed by the Board of Directors or the Executive Committee, if any, which committees shall hold office for such time and have such powers and perform such duties as may from time to time be assigned to them by the Board of Directors or the Executive Committee, if any.
Section 6.   Removal.   Subject to the requirements of the national securities exchange or stock market on which the Corporation’s securities may be listed, if any, and federal securities and other laws, rules and regulations, each to the extent applicable, any member of any committee of the Board of Directors may be removed at any time, with or without cause, by the Board of Directors (or, in the case of a committee appointed by the Executive Committee, the Executive Committee), and any vacancy in a committee occurring from any cause whatsoever may be filled by the Board of Directors (or, in the case of a committee appointed by the Executive Committee, the Executive Committee). Any person ceasing to be a director shall ipso facto cease to be a member of any committee, including the Audit Committee.
Section 7.   Resignation.   Any member of a committee may resign at any time. Such resignation shall be made in writing and shall take effect at the time specified therein, or, if no time be specified, at the time of its receipt by the President or Secretary. The acceptance of a resignation shall not be necessary to make it effective unless so specified therein.

Section 8.   Quorum .   A majority of the members of a committee shall constitute a quorum. The act of a majority of the members of a committee present at any meeting at which a quorum is present shall be the act of such committee. The members of a committee shall act only as a committee, and the individual members thereof shall not have any powers as such.
Section 9.   Record of Proceedings, etc.   Each committee shall keep a record of its acts and proceedings, and shall report the same to the Board of Directors when and as required by the Board of Directors.
Section 10.   Organization, Meetings, Notices, etc.   A committee may hold its meetings at the principal office of the Corporation, or at any other place which a majority of the committee may at any time agree upon. Each committee may make such rules as it may deem expedient for the regulation and carrying on of its meetings and proceedings. Unless otherwise ordered by the Executive Committee, if any, any notice of a meeting of such committee may be given by the Secretary of the Corporation or by the chairman of the committee and shall be sufficiently given if mailed to each member at his residence or usual place of business at least two (2) days before the day on which the meeting is to be held, or if sent to him at such place by facsimile, telegraph, electronic mail or cable, or delivered personally or by telephone not later than twenty-four (24) hours before the time at which the meeting is to be held.
Section 11.   Compensation.   The members of any committee shall be entitled to such compensation as may be allowed them by resolution of the Board of Directors.
ARTICLE V.
OFFICERS.
Section 1.   Number.   The officers of the Corporation shall be a President, a Vice President, a Secretary and a Treasurer and such other officers as may be appointed in accordance with the provisions of this Article V. The Board of Directors in its discretion may also elect a Chairman of the Board of Directors.
Section 2 .   Election, Term of Office and Qualifications .   Each officer of the Corporation shall hold office until his or her successor shall have been duly chosen and shall qualify or until his or her earlier death, resignation or removal in the manner hereinafter provided. Except as otherwise provided by law, any number of offices may be held by the same person.
Section 3.   Removal of Officers.   Any officer of the Corporation may be removed from office, with or without cause, by a vote of a majority of the Board of Directors, but such removal shall be without prejudice to the contract rights, if any, of the person so removed, but the election of any officer shall not of itself create any contractual rights.
Section 4.   Resignation.   Any officer of the Corporation may resign at any time. Such resignation shall be in writing and shall take effect at the time specified therein, and if no time be specified, at the time of its receipt by the President and Vice President. The acceptance of a resignation shall not be necessary in order to make it effective, unless so specified therein.
Section 5 .   Filling of Vacancies.   A vacancy in any office shall be filled by the Board of Directors or by the authority appointing the predecessor in such office.
Section 6.   Compensation.   The compensation of the officers shall be fixed by the Board of Directors, or by any committee upon which power in that regard may be conferred by the Board of Directors, including the Compensation Committee.
Section 7.   Chairman of the Board of Directors.   The Chairman of the Board of Directors, if any, shall be a director and shall preside at all meetings of the stockholders and the Board of Directors, and shall have such power and perform such duties as may from time to time be assigned to him by the Board of Directors.
Section 8 .   President.   In the absence of the Chairman of the Board of Directors, or if there be none, the President shall preside at all meetings of the stockholders. He shall have power to call special meetings of the stockholders or of the Board of Directors or of the Executive Committee at any time. He shall be the chief executive officer of the Corporation, and, subject to the direction of the Board of Directors, shall be responsible for the general direction of the business, affairs and property of the Corporation, and of its several officers, and shall have and exercise all such powers and discharge such duties as usually pertain to the office of President.

Section 9.   Vice Presidents.   The vice president, or vice presidents if there is more than one, shall, subject to the direction of the Board of Directors, at the request of the President or in his absence, or in case of his inability to perform his duties from any cause, perform the duties of the President, and, when so acting, shall have all the powers of, and be subject to all restrictions upon, the President. The vice presidents shall also perform such other duties as may be assigned to them by the Board of Directors or the President.
Section 10.   Secretary.   The Secretary will keep the minutes of all meetings of the stockholders and all meetings of the Board of Directors and any committee in books maintained for that purpose. The Secretary will perform the duties and have all other powers that are incident to the office of Secretary or that are assigned to him or her by the Board of Directors or the President.
Section 11.   Treasurer.   The Treasurer will have custody of all the funds and securities of the Corporation which may be delivered into his or her possession. The Treasurer may endorse on behalf of the Corporation for collection, checks, notes and other obligations, and will deposit the same to the credit of the Corporation in a depository or depositories of the Corporation, and may sign all receipts and vouchers for payments made to the Corporation. The Treasurer will enter or cause to be entered regularly in the books of the Corporation kept for that purpose, full and accurate accounts of all monies received and paid on account of the Corporation and whenever required by the Board of Directors will render statements of the accounts. The Treasurer will perform the duties and have all other powers that are incident to the office of Treasurer or that are assigned to him or her by the Board of Directors or the President.
Section 12.   Other Officers.   Other officers, including one or more vice presidents, assistant secretaries, treasurers or assistant treasurers, may from time to time be appointed by the Board of Directors, which other officers shall have such powers and perform such duties as may be assigned to them by the Board of Directors or the officer or committee appointing them.
ARTICLE VI.
CAPITAL STOCK.
Section 1.   Issue of Certificates of Stock.   Certificates of capital stock shall be in such form as shall be approved by the Board of Directors. The certificates shall be numbered in the order of their issue and shall be signed by the Chairman of the Board of Directors, the President or one of the vice presidents, and the Secretary or an assistant Secretary or the Treasurer or an assistant Treasurer; provided, however, that where such certificates are signed by a transfer agent or an assistant transfer agent or by a transfer clerk acting on behalf of the Corporation and a registrar, the signature of any such Chairman of the Board of Directors, President, vice president, Secretary, assistant Secretary, Treasurer or assistant Treasurer may be a facsimile. In case any officer or officers who shall have signed, or whose facsimile signature or signatures shall have been used on any such certificate or certificates shall cease to be such officer or officers of the Corporation, whether because of death, resignation or otherwise, before such certificate or certificates shall have been delivered by the Corporation, such certificate or certificates may nevertheless be adopted by the Corporation and be issued and delivered as though the person or persons who signed such certificate or certificates, or whose facsimile signature or signatures shall have been used thereon have not ceased to be such officer or officers of the Corporation.
Section 2.   Registration and Transfer of Shares.   The name of each person owning a share of the capital stock of the Corporation shall be entered on the books of the Corporation together with the number of shares held by him, the numbers of the certificates, if any, covering such shares and the dates of acquisition of such shares. The shares of stock of the Corporation held in certificated form shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on surrender and cancellation of certificates for a like number of shares, accompanied by an assignment or power of transfer endorsed thereon or attached thereto, duly executed, and with such proof of the authenticity of the signature as the Corporation or its agents may reasonably require. The shares of stock of the Corporation that are not held in certificated form shall be transferable on the books of the Corporation by the holders thereof in person, or by their duly authorized attorneys or legal representatives, on delivery of an assignment or power of transfer. A record shall be made of each transfer. The Board of Directors may make other and further rules and regulations concerning the transfer and registration of certificates for stock and may appoint a transfer agent or registrar or both and may require all certificates of stock to bear the signature of either or both.

Section 3.   Lost, Destroyed and Mutilated Certificates.   The holder of any stock of the Corporation held in certificated form shall immediately notify the Corporation of any loss, theft, destruction or mutilation of the certificates therefor. The Corporation may issue a new certificate of stock in the place of any certificate theretofore issued by it and alleged to have been lost, stolen or destroyed, and the Board of Directors may, in its discretion, require the owner of the lost, stolen or destroyed certificate, or the owner’s legal representatives, to give the Corporation a bond, in such sum not exceeding double the value of the stock and with such surety or sureties as they may require, to indemnify it against any claim that may be made against it by reason of the issue of such new certificate and against all other liability in the premises.
Section 4.   Beneficial Owners.   The Corporation shall be entitled to recognize the exclusive right of a person registered on its books as the owner of shares to receive dividends, and to vote as such owner, and to hold liable for calls and assessments a person registered on its books as the owner of shares, and shall not be bound to recognize any equitable or other claim to or interest in such shares on the part of any other person except as required by law.
ARTICLE VII.
DIVIDENDS, SURPLUS, ETC.
Section 1.   General Discretion of Directors.   The Board of Directors shall have power to fix and vary the amount to be set aside or reserved as working capital of the Corporation, or as reserves, or for other proper purposes of the Corporation, and, subject to the requirements of the Certificate of Incorporation, to determine whether any part of the surplus or net profits of the Corporation, if any, shall be declared as dividends and paid to the stockholders, and to fix the date or dates for the payment of dividends.
ARTICLE VIII.
MISCELLANEOUS PROVISIONS.
Section 1.   Fiscal Year.   The fiscal year of the Corporation shall initially commence on the first day of January and end on the last day of December and may be changed by resolution of the Board of Directors.
Section 2.   Corporate Seal.   The Corporation shall have no seal.
Section 3.   Notices.   Except as otherwise expressly provided, any notice required to be given by these By-Laws will be sufficient if given by depositing the same in a post office or letter box in a sealed postpaid wrapper addressed to the person entitled to the notice at his address, as the same appears upon the books of the Corporation, or by telegraphing or cabling the same to that person at that address, or by electronic mail at his electronic mail address on record with the Corporation or by facsimile transmission to a number designated upon the books of the Corporation, if any; and the notice will be deemed to be given at the time it is mailed, telegraphed or cabled, sent by electronic mail or sent by facsimile.
Section 4.   Waiver of Notice.   Any stockholder or director may at any time, by writing, whether mailed, telegraphed or cabled or sent by electronic mail or facsimile, waive any notice required to be given under these By-Laws, and if any stockholder or director shall be present at any meeting his presence shall constitute a waiver of such notice.
Section 5.   Checks, Drafts, etc.   All checks, drafts or other orders for the payment of money, notes or other evidences of indebtedness issued in the name of the Corporation, shall be signed by such officer or officers, agent or agents of the Corporation, and in such manner, as shall from time to time be designated by resolution of the Board of Directors.
Section 6.   Deposits.   All funds of the Corporation shall be deposited from time to time to the credit of the Corporation in such bank or banks, trust companies or other depositories as the Board of Directors may select, and, for the purpose of such deposit, checks, drafts, warrants and other orders for the payment of money which are payable to the order of the Corporation, may be endorsed for deposit, assigned and delivered by any officer of the Corporation, or by such agents of the Corporation as the Board of Directors or the President may authorize for that purpose.
Section 7.   Voting Stock of Other Corporations.   Except as otherwise ordered by the Board of Directors or the Executive Committee, the President, the Secretary or the Treasurer shall have full power and authority on behalf of the Corporation to attend and to act and to vote at any meeting of the stockholders of any corporation or other form of business entity of which the Corporation is a stockholder or otherwise holds an interest and to execute a proxy to any other person to represent the Corporation at any such meeting, and at any such meeting the President, the Secretary or the Treasurer or the holder of any such proxy, as the case may be, shall possess and may exercise any and all rights and powers incident to ownership of such stock or other interest and which, as owner thereof, the Corporation might have possessed and exercised if present. The Board of Directors or the Executive Committee may from time to time confer like powers upon any other person or persons.
Section 8.   Indemnification of Officers and Directors.   Without limiting the terms set forth in the Certificate of Incorporation, the Corporation shall indemnify any and all of its directors or officers, including former directors or officers, and any employee, who shall serve as an officer or director of any corporation or other form of business entity at the request of this Corporation, to the fullest extent permitted under and in accordance with the laws of the State of Delaware.
ARTICLE IX.
AMENDMENTS.
The Board of Directors shall have the power to make, rescind, alter, amend and repeal these By-Laws; provided, however, that the stockholders shall have power to rescind, alter, amend or repeal any by-laws made by the Board of Directors, and to enact by-laws which if so expressed shall not be rescinded, altered, amended or repealed by the Board of Directors.
No change of the time or place for the annual meeting of the stockholders for the election of directors shall be made except in accordance with the laws of the State of Delaware.
* * * * *

01 - Brett H. Barth 04 - Lorence H. Kim 07 - Margaret L. Poster 02 - Katherine E. Dietze 05 - Steven Kotler 08 - Douglas A. Rediker 03 - Gregg A. Gonsalves 06 - Lawrence E. Leibowitz For Withhold For Withhold For Withhold 1 U P X 09 - Jeffrey M. Solomon Using a black ink pen, mark your votes with an X as shown in this example. Please do not write outside the designated areas. 03N9TA + + Proposals — The Board of Directors recommends a vote FOR the nominees listed, FOR Proposals 2, 3, 4 A and 5 and AGAINST Proposal 6. 2. An advisory vote to approve the compensation of the named executive officers. 3. Ratify the appointment of KPMG LLP as the independent registered public accounting firm for the fiscal year ending December 31, 2022. 1. Elect nine members to the Board of Directors, each for a one-year term. For Against Abstain Please sign exactly as name(s) appears hereon. Joint owners should each sign. When signing as attorney, executor, administrator, corporate officer, trustee, guardian, or custodian, please give full title. Date (mm/dd/yyyy) — Please print date below. Signature 1 — Please keep signature within the box. Signature 2 — Please keep signature within the box. B Authorized Signatures — This section must be completed for your vote to be counted. Date and Sign Below qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q 2022 Annual Meeting Proxy Card For Against Abstain 4. Approve an increase in the shares available for issuance under the 2020 Equity Incentive Plan. 5. Approve a Charter amendment to allow Stockholders holding 25% of our Class A common stock to request special meetings of Stockholders. 6. A Shareholder Proposal Entitled “Shareholder Right to Call a Special Shareholder Meeting”. 000004 MR A SAMPLE DESIGNATION (IF ANY) ADD 1 ADD 2 ADD 3 ADD 4 ADD 5 ADD 6 ENDORSEMENT_LINE SACKPACK 1234 5678 9012 345 MMMMMMMMM MMMMMMMMMMMMMMM 5 4 3 4 7 9 MR A SAMPLE (THIS AREA IS SET UP TO ACCOMMODATE 140 CHARACTERS) MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND MR A SAMPLE AND C 1234567890 J N T C123456789 MMMMMMMMMMMM MMMMMMM 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext 000000000.000000 ext If no electronic voting, delete QR code and control # Δ ≈ You may vote online or by phone instead of mailing this card. Online Go to www.investorvote.com/COWN or scan the QR code — login details are located in the shaded bar below. Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/COWN Phone Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada Your vote matters – here’s how to vote

Small steps make an impact. Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/COWN Notice of Annual Meeting of Stockholders Proxy Solicited by Board of Directors for Annual Meeting — June 23, 2022 Jeffrey M. Solomon and Owen S. Littman, or each of them, each with the power of substitution, are hereby authorized to represent and vote the shares of the undersigned, with all the powers which the undersigned would possess if personally present, at the Annual Meeting of Stockholders of Cowen Inc. to be held on June 23, 2022 or at any postponement or adjournment thereof. (Items to be voted appear on reverse side) Proxy — Cowen Inc. qIF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.q C Non-Voting Items + + Change of Address — Please print new address below. The 2022 Annual Meeting of Stockholders of Cowen Inc. will be held on June 23, 2022 at 10am EDT, virtually via the internet. Shareholders may attend by internet access at: meetnow.global/M6QDYU7. To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.